Federated Investors
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

As a shareholder, your money has been at work in a diversified portfolio of leading American corporations. At the end of the year, the fund's stock holdings were diversified across 11 key business and industrial sectors. Many of the holdings such as Anheuser-Busch, AT&T, Boeing, Bristol-Myers Squibb, CIGNA, Exxon Mobil, Ford, General Motors, K-Mart, Minnesota Mining & Manufacturing (3M), Sara Lee, Union Pacific, and Wal-Mart are household names.

In spite of a slightly negative and highly volatile stock market, the fund's portfolio produced a total return of 2.38%.1 Contributing to the total return were income distributions of $0.189 per share and capital gain distributions of $0.573 per share. The fund's net assets reached $485.6 million at the end of the reporting period.

Thank you for choosing Federated American Leaders Fund II as a diversified, professionally managed way to participate in the long-term growth potential of leading American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Eventually rationality had to return to the stock market. The five-year streak of the Standard & Poor's 500 Index (S&P 500) returning over 20%+ finally came to an end with a loss of (9.1%) in the year 2000.2 The S&P 500/Barra Value Index2 finished 6.1% higher for the year versus a loss of (22.1%) for the S&P 500/Barra Growth Index.2 The Technology sector's underperformance during the year was as dramatic as its outperformance in 1999. Unfortunately, the saying is "the taller they are, the harder they fall" and fall they did. The ten worst performing stocks were all technology related; each member of this infamous group was down over (75%) for the year--and the sector, as defined by the S&P 500, returned (39.5%) in 2000. Equaling those returns was the Communications sector, down (39.4%); these results were aided by price deterioration in the consumer long distance area, driving AT&T, Sprint and Worldcom all down over (65%). The upside to this difficult year is that the value style has regained some luster due to its outperformance of the growth style. Investors have finally become more concerned with a company's business model and valuation metrics.

The fund returned 2.38%3 for the fiscal year ended December 31, 2000 based on net asset value including the reinvestment of dividends and distributions, underperforming the Lipper Multi-Cap Value peer group, up 8.8%.4 The fund was impacted by exposure to the Technology and Communication sectors as well as adverse security selection in Consumer Staples and Utilities. In the case of Utilities, our holdings were up over 35%, but still lagged the sector's 59% return. Our year was aided by a positive security selection in Healthcare (Healthsouth and Oxford Health Plans) and Financial (Washington Mutual and Allstate) sectors. Our Healthcare sector advanced roughly 70% in 2000.

2 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Barra Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. the S&P 500 Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. These indexes are unmanaged and investments cannot be made in an index.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

In this regard, we intend to stick with our disciplines that have lead to our strong long-term performance. Compared to a year ago, the investing arena looks a lot different. Many value industries have become fully valued, while some areas in the technology sector look inexpensive. The lowering of interest rates by the Federal Reserve Board should help the stock market advance, but the question involves timing. Our discipline continues to uncover higher quality companies whose stocks we view as temporarily out-of-favor as investors eventually gravitate back towards these names, given the compelling risk/return profile.

GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	2.38%

5 Years	15.63%

Start of Performance (2/10/1994)	15.78%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 2000, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Growth and Income Funds Average (LGIFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--93.4%
		Basic Materials--2.1%
51,300		Air Products & Chemicals, Inc.	$2,103,300
139,800		Corn Products International, Inc.	4,062,937
81,000		Nucor Corp.	3,214,688
14,900		PPG Industries, Inc.	690,056

		TOTAL	10,070,981

		Capital Goods--10.5%
144,000		Boeing Co.	9,504,000
70,000		General Dynamics Corp.	5,460,000
41,000		Honeywell International, Inc.	1,939,812
111,400		Ingersoll-Rand Co.	4,664,875
173,754		Koninklijke (Royal) Philips Electronics NV, ADR	6,298,583
41,100		Minnesota Mining & Manufacturing Co.	4,952,550
59,700		Textron, Inc.	2,776,050
157,682		Tyco International Ltd.	8,751,351
135,000	[1]	Viasystems Group, Inc.	1,122,188
195,900		Waste Management, Inc.	5,436,225

		TOTAL	50,905,634

		Communication Services--5.6%
162,650		AT&T Corp.	2,815,878
128,543	[1]	Qwest Communications International, Inc.	5,270,263
142,200		SBC Communications, Inc.	6,790,050
35,500		Telephone and Data System, Inc.	3,195,000
149,206		Verizon Communications, Inc.	7,478,951
134,000	[1]	WorldCom, Inc.	1,884,375

		TOTAL	27,434,517

		Consumer Cyclicals--8.8%
137,000		Block (H&R), Inc.	5,668,375
125,400		Brunswick Corp.	2,061,262
203,900	[1]	Cendant Corp.	1,962,537
94,400	[1]	Federated Department Stores, Inc.	3,304,000
195,970		Ford Motor Co.	4,593,047
45,427		General Motors Corp.	2,313,938
47,838		General Motors Corp., Class H	1,100,274
256,800	[1]	K Mart Corp.	1,364,250
85,300		Liz Claiborne, Inc.	3,550,613
109,000		Lowe's Cos., Inc.	4,850,500
342,600	[1]	Toys `R' Us, Inc.	5,717,138
24,900		TRW, Inc.	964,875
95,900		Wal-Mart Stores, Inc.	5,094,688

		TOTAL	42,545,497

		Consumer Staples--9.6%
131,000		Anheuser-Busch Cos., Inc.	5,960,500
88,000	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	1,193,500
164,700	[1]	Charter Communications, Inc., Class A	3,736,631
68,300		Kimberly-Clark Corp.	4,828,127
221,200		News Corp. Ltd., ADR	6,428,625
143,300		Philip Morris Cos., Inc.	6,305,200
Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--continued
220,700		Sara Lee Corp.	$5,420,944
288,000		UST, Inc.	8,082,000
101,578	[1]	Viacom, Inc., Class B	4,748,772

		TOTAL	46,704,299

		Energy--7.9%
135,500		Diamond Offshore Drilling, Inc.	5,420,000
100,818		Exxon Mobil Corp.	8,764,865
105,500		Royal Dutch Petroleum Co., ADR	6,389,344
92,900		Schlumberger Ltd.	7,426,194
68,200		Sunoco, Inc.	2,297,488
15,081		Transocean Sedco Forex, Inc.	693,726
195,300		USX Marathon Group	5,419,575
60,600		Ultramar Diamond Shamrock Corp.	1,871,025

		TOTAL	38,282,217

		Financials--20.4%
66,371		ABB AB, ADR	7,075,341
216,500		Allstate Corp.	9,431,281
107,700		Bank of America Corp.	4,940,737
124,594		Bear Stearns Cos., Inc.	6,315,358
54,500		CIGNA Corp.	7,210,350
449,921		Conseco, Inc.	5,933,333
73,400		Countrywide Credit Industries, Inc.	3,688,350
91,950		J.P. Morgan Chase & Co.	4,177,978
139,200		Lincoln National Corp.	6,585,900
88,900		Loews Corp.	9,206,706
53,400		Marsh & McLennan Cos., Inc.	6,247,800
101,100		MBIA, Inc.	7,494,038
129,200		PNC Financial Services Group	9,439,675
58,000		Stilwell Financial, Inc.	2,287,375
171,100		Washington Mutual, Inc.	9,078,994

		TOTAL	99,113,216

		Health Care--11.4%
137,000		Abbott Laboratories	6,635,937
68,600		Baxter International, Inc.	6,058,237
112,600		Bristol-Myers Squibb Co.	8,325,362
567,600	[1]	Healthsouth Corp.	9,258,975
142,200	[1]	Oxford Health Plans, Inc.	5,616,900
131,597		Pharmacia Corp.	8,027,417
89,800		Schering Plough Corp.	5,096,150
106,600		UnitedHealth Group, Inc.	6,542,575

		TOTAL	55,561,553

		Technology--11.0%
187,500	[1]	Avaya, Inc.	1,933,594
217,500		Compaq Computer Corp.	3,273,375
91,300		Computer Associates International, Inc.	1,780,350
52,300	[1]	Computer Sciences Corp.	3,144,537
123,100		Electronic Data Systems Corp.	7,109,025
137,300		First Data Corp.	7,233,994
65,400		International Business Machines Corp.	5,559,000
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Technology--continued
73,700	[1]	Lexmark International Group, Class A	$3,265,831
111,300		Lucent Technologies, Inc.	1,502,550
37,400		Micron Technology, Inc.	1,327,700
136,700		Motorola, Inc.	2,768,175
49,763		Nortel Networks Corp.	1,595,526
179,400	[1]	Novell, Inc.	936,244
223,000	[1]	Sun Microsystems, Inc.	6,216,125
154,200	[1]	Unisys Corp.	2,255,175
40,185	[1]	VERITAS Software Corp.	3,516,188

		TOTAL	53,417,389

		Utilities--6.1%
86,600		Coastal Corp.	7,647,862
175,000		Edison International	2,734,375
175,200		Entergy Corp.	7,413,150
101,200		FPL Group, Inc.	7,261,100
78,600		Montana Power Co.	1,630,950
71,500		Williams Cos., Inc.	2,855,531

		TOTAL	29,542,968

		TOTAL COMMON STOCKS (IDENTIFIED COST $377,003,305)	453,578,271

		CORPORATE BONDS--0.6%
		Consumer Staples--0.6%
$2,400,000	[2]	Charter Communications, Inc., Conv. Bond, 5.75%, 10/15/2005 (identified cost $2,400,000)	2,972,808

		PREFERRED STOCKS--2.4%
		Consumer Cyclicals--0.3%
90,600		Cendant Corp., Conv. Pfd.	1,234,425

		Financials--1.1%
51,000		Metropolitan Life Insurance Co., Conv. Pfd.	5,584,500

		Transportation--1.0%
103,000		Union Pacific Capital Trust, Conv. Pfd.	4,779,303

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $8,627,649)	11,598,228

		REPURCHASE AGREEMENT--3.1%[3]
$15,025,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	15,025,000

		TOTAL INVESTMENTS (IDENTIFIED COST $403,055,954)[4]	$483,174,307

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2000, these securities amounted to $2,972,808 which represents 0.6% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $403,763,235. The net unrealized appreciation of investments on a federal tax basis amounts to $79,411,072 which is comprised of $132,239,778 appreciation and $52,828,706 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($485,612,068) at December 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $403,055,954)		$483,174,307
Cash		3,727
Income receivable		462,590
Receivable for investments sold		2,010,434
Receivable for shares sold		187,406

TOTAL ASSETS		485,838,464

Liabilities:
Payable for shares redeemed	$204,898
Accrued expenses	21,498

TOTAL LIABILITIES		226,396

Net assets for 23,664,431 shares outstanding		$485,612,068

Net Assets Consist of:
Paid in capital		$396,903,454
Net unrealized appreciation of investments		80,118,353
Accumulated net realized gain on investments		2,113,658
Undistributed net investment income		6,476,603

TOTAL NET ASSETS		$485,612,068

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$485,612,068 ÷ 23,664,431 shares outstanding		$20.52

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $52,022)			$9,615,378
Interest			903,306

TOTAL INCOME			10,518,684

Expenses:
Investment adviser fee		$3,500,079
Administrative personnel and services fee		351,408
Custodian fees		29,369
Transfer and dividend disbursing agent fees and expenses		19,326
Directors'/Trustees' fees		5,682
Auditing fees		24,385
Legal fees		8,757
Portfolio accounting fees		87,251
Printing and postage		36,331
Insurance premiums		1,011
Miscellaneous		4,344

TOTAL EXPENSES		4,067,943

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(58)
Fees paid indirectly from directed broker arrangements	(25,873)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(25,931)

Net expenses			4,042,012

Net investment income			6,476,672

Realized and Unrealized Gain on Investments:
Net realized gain on investments			2,491,773
Net change in unrealized appreciation of investments			2,302,897

Net realized and unrealized gain on investments			4,794,670

Change in net assets resulting from operations			$11,271,342

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,476,672	$4,330,731
Net realized gain on investments	2,491,773	13,177,434
Net change in unrealized appreciation on investments	2,302,897	10,004,857

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,271,342	27,513,022

Distributions to Shareholders:
Distributions from net investment income	(4,310,915)	(3,909,272)
Distributions from net realized gain on investments	(13,042,541)	(39,204,562)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,353,456)	(43,113,834)

Share Transactions:
Proceeds from sale of shares	75,527,082	139,737,593
Net asset value of shares issued to shareholders in payment of distributions declared	17,353,452	43,113,823
Cost of shares redeemed	(78,612,394)	(108,036,281)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,268,140	74,815,135

Change in net assets	8,186,026	59,214,323

Net Assets:
Beginning of period	477,426,042	418,211,719

End of period (including undistributed net investment income of $6,476,603 and $4,318,672, respectively)	$485,612,068	$477,426,042

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$20.82	$21.68	$19.63	$15.26	$12.80
Income From Investment Operations:
Net investment income	0.27	0.19	0.20	0.19	0.19
Net realized and unrealized gain on investments	0.19	1.19	3.20	4.64	2.54

TOTAL FROM INVESTMENT OPERATIONS	0.46	1.38	3.40	4.83	2.73

Less Distributions:
Distributions from net investment income	(0.19)	(0.20)	(0.10)	(0.10)	(0.18)
Distributions from net realized gain on investments	(0.57)	(2.04)	(1.25)	(0.36)	(0.09)

TOTAL DISTRIBUTIONS	(0.76)	(2.24)	(1.35)	(0.46)	(0.27)

Net Asset Value, End of Period	$20.52	$20.82	$21.68	$19.63	$15.26

Total Return[1]	2.38%	6.67%	17.62%	32.34%	21.58%

Ratios to Average Net Assets:

Expenses	0.87%	0.88%	0.88%	0.85%	0.85%

Net investment income	1.38%	0.95%	1.06%	1.18%	1.54%

Expense waiver/reimbursement[2]	--	--	0.01%	0.09%	0.22%

Supplemental Data:

Net assets, end of period (000 omitted)	$485,612	$477,426	$418,212	$305,796	$142,216

Portfolio turnover	38%	29%	58%	56%	90%

1 Based on net asset value, which does not refect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain	Undistributed Net Investment Income	Paid In Capital
$7,074	$(7,826)	$752

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	3,804,936	6,640,732
Shares issued to shareholders in payment of distributions declared	883,561	2,130,129
Shares redeemed	(3,955,077)	(5,132,532)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	733,420	3,638,329

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Trust directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $25,873 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$173,855,406

Sales	$175,639,650

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $10,908,084 as capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated American Leaders Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916405

G00843-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

The fund is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. At the end of the year, the fund's 64 common stock, convertible preferred stock and convertible corporate bond holdings were diversified across key business and industrial sectors. Holdings included household names, like Alcoa, BP Amoco, Bristol-Myers Squibb, Corning, Emerson Electric, Estee Lauder, General Electric, Home Depot, Intel, IBM, Ingersoll-Rand, Pfizer, and Wal-Mart.

The fund produced a total return of (11.19%) through income distributions totaling $0.17 per share, and a $1.96 decrease in net asset value.1 There were no capital gains distributed. By the end of the reporting period, fund net assets reached $104.9 million.

When it comes to performance, it's important to have a longer-term perspective. Please note that for the 12-month reporting period ended December 31, 1999, the fund produced a total return of 18.39%.

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The year 2000 witnessed the first time in recent memory that negative returns prevailed across all major market indexes. It was a year when the value style outperformed the growth style dramatically, with the S&P 500/Barra Value Index up 6.07%2 while the S&P 500/Barra Growth Index fell (22.08%).3 All of this outperformance came subsequent to September 1, 2000. The strongest performing sectors of the S&P 5004 for the previous year, technology and telecommunications, were the worst performers in 2000, down (39.7%) and (38.9%) respectively. Meanwhile, traditional defensive sectors such as utilities and energy which had underperformed in recent years had strong showings, gaining 59.1% and 13.9% respectively. Financials rose strongly, up 26.1% in anticipation of interest rate cuts by the Federal Reserve Board (the "Fed").

Federated Equity Income Fund II returned (11.19%), modestly below the (9.13%) return of the S&P 500 Index but well below the 6.70% return of the Average Variable Annuity Equity Income Fund, as reported by Lipper Analytical Inc.5 Please note that all of the underperformance occurred in the fourth quarter.

The largest negative returns were experienced in the technology and emerging communications sectors. The portfolios' holdings in these areas met or exceeded earnings expectations but suffered the dramatic multiple contraction which plagued the technology and communications sectors in the quarter.

While the technology sector contributed the overwhelming majority of negative returns for the portfolio, it is important to note that the portfolio's technology holdings outperformed the S&P 500 technology sector for the quarter and greatly outperformed the S&P technology sector for the year. The portfolio's best performing holdings were in the value-oriented areas such as finance, pharmaceuticals, consumer staples, basic materials and retail.

2 S&P 500/Barra Value Index: A market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

3 S&P 500/Barra Growth Index: An unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

4 S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

The portfolio's significant underperformance versus its Lipper variable annuity peer group was overwhelmingly due to our long-held sector neutral strategy which requires the portfolio to hold weightings in each of the eleven basic sectors similar to those of our S&P 500 Index benchmark. This strategy has served the portfolio very well over the long term. However, in periods during which technology significantly underperforms the market, while finance, utilities and energy significantly outperform the market, the portfolio will generally lag its Lipper peer group. Furthermore, convertible securities have traditionally provided a measure of downside protection during market corrections. In the fourth quarter these securities did not provide the expected downside cushion, an event which happens during periods of high volatility coupled with a poor high yield market environment.

During this highly volatile period in our market we are continuing to reposition the holdings in our portfolio. While we will not alter the proven sector neutral strategy which has served the portfolio well over the years, we will continue to maintain a more conservative stance by holding common stocks with relatively low price/earnings multiples as well as holding the convertible securities of high quality companies, many of which carry investment grade ratings.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended December 31, 2000
1 Year	(11.19%)
Start of Performance (1/30/1997)	9.91%

The graph above illustrates the hypothetical investment of $10,000 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2000 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--59.7%
		Basic Materials--0.9%
27,400		Alcoa, Inc.	$917,900
		Capital Goods--5.1%
14,100		Emerson Electric Co.	1,111,256
49,500		General Electric Co.	2,372,906
52,783		Koninklijke (Royal) Philips Electronics NV, ADR	1,913,384
		TOTAL	5,397,546
		Communication Services--1.0%
27,200	[1]	Qwest Communications International, Inc.	1,115,200
		Consumer Cyclicals--5.7%
44,685		Home Depot, Inc.	2,041,546
72,200		Target Corp.	2,328,450
30,100		Wal-Mart Stores, Inc.	1,599,062
		TOTAL	5,969,058
		Consumer Staples--5.3%
112,900	[1]	AT&T Corp. - Liberty Media Group, Inc., Class A	1,531,206
27,600		Quaker Oats Co.	2,687,550
47,300		Walt Disney Co.	1,368,744
		TOTAL	5,587,500
		Energy--6.8%
21,600		BP Amoco PLC, ADR	1,034,100
20,800		Chevron Corp.	1,756,300
47,896		Conoco, Inc., Class B	1,385,990
33,781		Exxon Mobil Corp.	2,936,836
		TOTAL	7,113,226
		Financials--15.1%
33,800		American International Group, Inc.	3,331,413
44,450		Chase Manhattan Corp.	2,019,697
64,833		Citigroup, Inc.	3,310,535
13,100		Marsh & McLennan Cos., Inc.	1,532,700
32,400		Mellon Financial Corp.	1,593,675
28,600		Merrill Lynch & Co., Inc.	1,950,162
27,100		Morgan Stanley, Dean Witter & Co.	2,147,675
		TOTAL	15,885,857
		Health Care--11.7%
42,700		Abbott Laboratories	2,068,281
26,000		Baxter International, Inc.	2,296,125
39,600		Bristol-Myers Squibb Co.	2,927,925
64,475		Pfizer, Inc.	2,965,850
35,100		Schering Plough Corp.	1,991,925
		TOTAL	12,250,106
		Technology--6.0%
26,800	[1]	Cisco Systems, Inc.	1,025,100
22,170	[1]	EMC Corp. Mass	1,474,305
35,200		Intel Corp.	1,058,200
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Technology--continued
10,100		International Business Machines Corp.	$858,500
12,800	[1]	JDS Uniphase Corp.	533,600
46,900	[1]	Sun Microsystems, Inc.	1,307,337
		TOTAL	6,257,042
		Utilities--2.1%
26,126		Enron Corp.	2,171,724
		TOTAL COMMON STOCKS (IDENTIFIED COST $50,423,385)	62,665,159
		CONVERTIBLE PREFERRED STOCKS--20.6%
		Basic Materials--1.2%
29,700		International Paper Co., Cumulative Conv. Pfd., $2.63	1,325,600
		Capital Goods--1.1%
52,400		Ingersoll-Rand Co., PRIDES, Series 6.75%	1,116,775
		Communication Services--1.4%
9,700		Global Crossing Ltd., Conv. Pfd., $16.88	1,435,600
		Consumer Cyclicals--0.6%
7,000		Tribune Co., PHONES, $2.00	607,950
		Consumer Staples--5.7%
29,100		Cox Communications, Inc., PRIDES, $.88	1,804,200
21,100		Cox Communications, Inc., PRIZES, $1.71, Series Sprint PCS Group	1,052,363
3,800		Estee Lauder Cos., Inc., Conv. Pfd., $5.40	315,638
34,600		Reliant Energy, Inc., ZENS, $1.17, Series TWX	1,846,429
16,500		Suiza Foods Corp., Conv. Pfd., $2.75, Registered	608,025
10,300	[2]	Suiza Foods Corp., Conv. Pfd., $2.75	379,555
		TOTAL	6,006,210
		Financials--3.7%
35,600		Metlife Trust I Capital Conv. Pfd., $4.00	3,898,200
		Health Care--2.6%
52,600		Pharmacia Corp., ACES, $.65	2,725,338
		Technology--1.8%
32,500		Amdocs Ltd., Conv. Pfd., $.38	1,885,000
		Transportation--0.7%
15,000		Union Pacific Cap Trust, Conv. Pfd. $3.12	696,015
		Utilities--1.8%
37,250		TXU Corp., PRIDES, $4.63	1,878,797
		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $21,181,908)	21,575,485
		CONVERTIBLE CORPORATE BONDS--14.9%
		Capital Goods--1.6%
$2,100,000	[2]	Tyco International Ltd., LYON, 11/17/2020	1,634,262
		Communication Services--1.2%
230,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	167,357
1,500,000	[2]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	1,091,460
		TOTAL	1,258,817
		Consumer Cyclicals--1.1%
680,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	1,176,842
		Health Care--1.3%
1,530,000	[2]	Roche Holdings, Inc., LYON, 1/19/2015, Series DNA	1,364,347
Principal Amount			Value
		CONVERTIBLE CORPORATE BONDS--continued
		Technology--9.7%
$470,000		BEA Systems, Inc., Conv. Bond, 4.00%, 12/15/2006	$972,966
800,000		Burr Brown Corp., Sub. Note, 4.25%, 2/15/2007	1,076,000
3,000,000		Corning, Inc., LYON, 11/8/2015	2,176,710
650,000		I2 Technologies, Inc., Conv. Bond, 5.25%, 12/15/2006	1,047,988
1,580,000		Juniper Networks, Inc., Conv. Sub. Note, 4.75%, 3/15/2007	1,698,563
755,000	[2]	RF Micro Devices, Inc., Conv. Bond, 3.75%, 8/15/2005	662,188
180,000		Siebel Systems, Inc., Conv. Bond, 5.50%, 9/15/2006	541,372
325,000		Veritas Software Corp., Conv. Bond, 1.86%, 8/13/2006	805,720
1,510,000		Vitesse Semiconductor Corp., Conv. Sub. Deb, 4.00%, 3/15/2005	1,212,364
		TOTAL	10,193,871
		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $15,994,273)	15,628,139
		REPURCHASE AGREEMENT--4.3%[3]
4,565,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	4,565,000
		TOTAL INVESTMENTS (IDENTIFIED COST $92,164,566)[4]	$104,433,783

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2000, these securities amounted to $5,131,812 which represents 4.9% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $92,253,339. The net unrealized appreciation of investments on a federal tax basis amounts to $12,180,444 which is comprised of $19,449,646 appreciation and $7,269,202 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($104,934,109) at December 31, 2000.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
LYON	--Liquid Yield Option Note
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
PRIZES	--Participating Redeemable Indexed Zero-Premium Exchangeable Securities
ZENS	--Zero-Exchange Sub Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $92,164,566)		$104,433,783
Cash		137
Income receivable		212,813
Receivable for investments sold		4,143,632
Receivable for shares sold		57,578
TOTAL ASSETS		108,847,943
Liabilities:
Payable for investments purchased	$3,879,565
Payable for shares redeemed	3,616
Accrued expenses	30,653
TOTAL LIABILITIES		3,913,834
Net assets for 7,330,009 shares outstanding		$104,934,109
Net Assets Consist of:
Paid in capital		$100,519,321
Net unrealized appreciation of investments		12,269,217
Accumulated net realized loss on investments		(9,604,078)
Undistributed net investment income		1,749,649
TOTAL NET ASSETS		$104,934,109
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$104,934,109 ÷ 7,330,009 shares outstanding		$14.32

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $2,614)			$1,796,367
Interest			945,666
TOTAL INCOME			2,742,033
Expenses:
Investment adviser fee		$786,533
Administrative personnel and services fee		125,000
Custodian fees		10,851
Transfer and dividend disbursing agent fees and expenses		4,689
Directors'/Trustees' fees		1,450
Auditing fees		12,107
Legal fees		4,918
Portfolio accounting fees		42,965
Share registration costs		6,966
Printing and postage		32,873
Insurance premiums		1,238
TOTAL EXPENSES		1,029,590
Waiver, Expense Reduction and Reimbursement:
Waiver of investment adviser fee	$(37,801)
Fees paid indirectly from directed broker arrangements	(1,387)
Reimbursement of Investment adviser fee	(15)
TOTAL WAIVER, EXPENSE REDUCTION AND REIMBURSEMENT		(39,203)
Net expenses			990,387
Net investment income			1,751,646
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(7,839,296)
Net change in unrealized appreciation of investments			(7,395,373)
Net realized and unrealized loss on investments			(15,234,669)
Change in net assets resulting from operations			$(13,483,023)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,751,646	$1,002,762
Net realized loss on investments and foreign currency transactions	(7,839,296)	(1,715,760)
Net change in unrealized appreciation of investments	(7,395,373)	12,941,056
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(13,483,023)	12,228,058
Distributions to Shareholders:
Distributions from net investment income	(1,003,430)	(939,566)
Distributions from net realized gains on investments and foreign currency transactions	--	(760,548)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,003,430)	(1,700,114)
Share Transactions:
Proceeds from sale of shares	39,875,641	26,465,248
Net asset value of shares issued to shareholders in payment of distributions declared	1,003,429	1,700,112
Cost of shares redeemed	(9,077,688)	(8,573,130)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	31,801,382	19,592,230
Change in net assets	17,314,929	30,120,174
Net Assets:
Beginning of period	87,619,180	57,499,006
End of period (including undistributed net investment income of $1,749,649 and $1,001,433, respectively)	$104,934,109	$87,619,180

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,			Period Ended
	2000	1999	1998	12/31/1997 [1]
Net Asset Value, Beginning of Period	$16.28	$14.15	$12.31	$10.47
Income From Investment Operations:
Net investment income	0.22	0.22 [2]	0.22	0.23
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.01)	2.32	1.69	1.76
TOTAL FROM INVESTMENT OPERATIONS	(1.79)	2.54	1.91	1.99
Less Distributions:
Distributions from net investment income	(0.17)	(0.23)	(0.07)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.18)	--	--
TOTAL DISTRIBUTIONS	(0.17)	(0.41)	(0.07)	(0.15)
Net Asset Value, End of Period	$14.32	$16.28	$14.15	$12.31
Total Return[3]	(11.19%)	18.39%	15.57%	19.19%

Ratios to Average Net Assets:
Expenses	0.95%	0.94%	0.93%	0.85%[4]
Net investment income	1.67%	1.48%	2.04%	2.41%[4]
Expense waiver/reimbursement[5]	0.04%	0.20%	0.43%	1.44%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$104,934	$87,619	$57,499	$32,875
Portfolio turnover	74%	49%	59%	68%

1 Reflects operations for the period from January 30, 1997 (date of initial public investment) to December 31, 1997.

2 Calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which there are no market quotations are valued at fair value according to procedures adopted by the Board of Trustees (the "Trustees"). Investments in other open-end regulated companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $9,668,618 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$1,719,590
2008	$7,949,028

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	2,453,385	1,773,765
Shares issued to shareholders in payment of distributions declared	57,273	119,642
Shares redeemed	(562,436)	(574,863)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,948,222	1,318,544

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company (FIMC), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2000, the Fund did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $1,387 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$104,082,370
Sales	$74,372,551

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $7,949,028 as long-term capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Growth Strategies Fund II is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the year, the fund's stock holdings were diversified across nine key business and industrial sectors. Many of the holdings--including Avon Products, American Express, America Online, Anheuser-Busch, FedEx Corp., Home Depot, Mellon Financial, Merrill Lynch, Procter & Gamble, Ralston Purina, Sun Microsystems, and Target--are household names.

In a negative and highly volatile year for stocks, this diversified stock portfolio produced a capital gain distribution of $2.306 and a total return of (19.91%) through a decrease in the value of its holdings.1 Fund net assets ended the period at $132.4 million on December 31, 2000.

When it comes to performance, it's important to have a longer-term perspective. Please note that for the 12-month reporting period ended December 31, 1999, the fund produced a total return of 72.42%.

Thank you for choosing Federated Growth Strategies Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Federated Growth Strategies Fund II had a difficult year with a total return of (19.91%). The average fund in the Lipper Multi Cap Growth Universe was down 11.07%.2 The fund modestly lagged its peers because, relative to its peers, it was overweighted in Technology and underweighted in Consumer Staples and Finance. After reducing Technology exposure in late October, the fund had a good relative fourth quarter.

After struggling through a weak September, broader market indexes in general and growth indexes in particular accelerated to the downside in the fourth quarter of 2000. Fears that spending on communications infrastructure equipment may decelerate began to be realized as corporations and communications service providers started to revise down budgets for 2001. Slower growth in these capital expenditures will contract growth rates for many technology companies. This helped push the NASDAQ (an index of predominantly fast-growing technology companies) down (39.2%) for the year, while the S&P 500 Barra Growth Index (a more diversified index of large-cap growth stocks) was down (22.1%).3 The S&P 500,4 which has Technology as its largest sector, was down 9.1%.

As well as moderating its exposure to Technology, the fund has increased its exposure to Health Care, Finance and Consumer Staples. This positions the fund to benefit from a continuation of the trends established in the second half of 2000: global economies appear to be weakening and domestic stock markets are favoring stable growth.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into fund.

3 S&P 500/Barra Growth Index: An unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

4 Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Ratings Group.

GROWTH OF $10,000 INVESTED IN THE FEDERATED GROWTH STRATEGIES FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	(19.91%)
5 Years	20.69%
Start of Performance (11/9/1995)	20.75%

The graph above illustrates the hypothetical investment of $10,0005 in the Federated Growth Strategies Fund II (the "Fund") from November 9, 1995 (start of performance) to December 31, 2000 compared to the Standard and Poor's 500 Index (S&P 500)6 and the Lipper Growth Fund Index (LGFI).7

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

5 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

6 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

7 The LGFI represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--96.5%
		Basic Materials--2.5%
31,200		Air Products & Chemicals, Inc.	$1,279,200
26,000		Dow Chemical Co.	952,250
14,100	[1]	Potash Corporation of Saskatchewan, Inc.	1,104,206

		TOTAL	3,335,656

		Capital Goods--4.1%
25,825		Molex, Inc.	916,787
32,000		Precision Castparts Corp.	1,346,000
14,700	[1]	Sanmina Corp.	1,126,387
36,100		Tyco International Ltd.	2,003,550

		TOTAL	5,392,724

		Communication Services--3.2%
22,900		Alltel Corp.	1,429,819
28,300		SBC Communications, Inc.	1,351,325
28,000		Verizon Communications, Inc.	1,403,500

		TOTAL	4,184,644

		Consumer Cyclicals--7.4%
54,800	[1]	BJ's Wholesale Club, Inc.	2,102,950
23,300	[1]	DeVRY, Inc.	879,575
15,600	[1]	Gemstar-TV Guide International, Inc.	719,550
23,550		Home Depot, Inc.	1,075,941
34,700		Lowe's Cos., Inc.	1,544,150
59,900		Target Corp.	1,931,775
90,700	[1]	Toys `R' Us, Inc.	1,513,556

		TOTAL	9,767,497

		Consumer Staples--10.4%
33,800		Anheuser-Busch Cos., Inc.	1,537,900
36,500		Avon Products, Inc.	1,747,437
17,800		Cardinal Health, Inc.	1,773,325
23,900	[1]	EchoStar Communications Corp., Class A	543,725
48,200	[1]	Patterson Dental Co.	1,632,775
43,600		Pepsi Bottling Group, Inc. (The)	1,741,275
44,800		Philip Morris Cos., Inc.	1,971,200
18,300		Procter & Gamble Co.	1,435,406
54,400		Ralston Purina Co.	1,421,200

		TOTAL	13,804,243

		Energy--6.7%
29,000		Diamond Offshore Drilling, Inc.	1,160,000
31,800	[1]	Global Marine, Inc.	902,325
14,700		Murphy Oil Corp.	888,431
27,200	[1]	Nabors Industries, Inc.	1,608,880
30,000	[1]	Noble Drilling Corp.	1,303,125
51,700	[1]	Ultramar Diamond Shamrock Corp.	1,596,237
38,300		Valero Energy Corp.	1,424,281

		TOTAL	8,883,279

Shares			Value
		COMMON STOCKS--continued
		Financials--16.1%
23,600		AFLAC, Inc.	$1,703,625
24,900		American Express Co.	1,367,944
23,200		American International Group, Inc.	2,286,650
43,600		Citigroup, Inc.	2,226,325
18,000		Fannie Mae	1,561,500
21,200		Federal Home Loan Mortgage Corp.	1,460,150
23,200		Lehman Brothers Holdings, Inc.	1,568,900
34,400	[1]	Mellon Financial Corp.	1,692,050
25,300		Merrill Lynch & Co., Inc.	1,725,144
19,200	[1]	Providian Financial Corp.	1,104,000
6,300		SEI Investments Co.	705,600
31,000		St. Paul Cos., Inc.	1,683,687
12,700		State Street Corp.	1,577,467
18,900	[1]	Waddell & Reed Financial, Inc., Class A	711,112

		TOTAL	21,374,154

		Health Care--15.8%
18,000		Allergan, Inc.	1,742,625
33,600		American Home Products Corp.	2,135,280
27,100		Dentsply International, Inc.	1,060,288
14,900	[1]	Enzon, Inc.	924,731
11,900	[1]	Forest Laboratories, Inc.	1,581,212
20,600	[1]	Genzyme Corp.	1,852,713
86,100	[1]	Health Management Association, Class A	1,786,575
8,100		Lilly (Eli) & Co.	753,806
51,468		Pfizer, Inc.	2,367,528
38,800		Pharmacia Corp.	2,366,800
36,400		Schering Plough Corp.	2,065,700
19,500	[1]	Watson Pharmaceuticals, Inc.	998,156
10,600	[1]	Wellpoint Health Networks, Inc.	1,221,650

		TOTAL	20,857,064

		Technology--23.6%
9,900		Adobe System, Inc.	576,056
15,500	[1]	Amdocs Ltd.	1,026,875
27,700	[1]	America Online, Inc.	963,960
26,100	[1]	American Tower Systems Corp.	988,538
11,000		Applied Micro Circuits Corp.	825,516
9,700	[1]	BEA Systems, Inc.	652,931
4,600	[1]	Broadcom Corp.	386,400
20,000	[1]	Brocade Communications Systems, Inc.	1,836,250
5,900	[1]	Check Point Software Technologies Ltd.	788,019
19,500	[1]	Cisco Systems, Inc.	745,875
35,200	[1]	Citrix Systems, Inc.	792,000
16,400	[1]	Comverse Technology, Inc.	1,781,450
10,300		Corning, Inc.	543,969
16,200	[1]	EMC Corp. Mass	1,077,300
12,200	[1]	I2 Technologies, Inc.	663,375
7,700	[1]	JDS Uniphase Corp.	320,994
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Technology--continued
14,800	[1]	Macromedia, Inc.	$899,100
17,400		Manugistics Group, Inc.	991,800
39,579	[1]	Nortel Networks Corp.	1,269,002
43,700	[1]	Oracle Corp.	1,270,031
5,000	[1]	PMC-Sierra, Inc.	393,125
20,800		Palm, Inc.	588,900
35,600	[1]	PeopleSoft, Inc.	1,323,875
10,800	[1]	Qlogic Corp.	831,600
26,600	[1]	Qualcomm, Inc.	2,186,188
32,800	[1]	RF Micro Devices, Inc.	899,950
2,400	[1]	SDL, Inc.	355,650
16,200	[1]	Sandisk Corp.	449,550
16,000	[1]	Siebel Systems, Inc.	1,082,000
42,200	[1]	Sun Microsystems, Inc.	1,176,325
6,500	[1]	Veritas Software Corp.	568,750
29,300	[1]	Vitesse Semiconductor Corp.	1,620,656
28,000	[1]	Xilinx, Inc.	1,291,500

		TOTAL	31,167,510

		Transportation--1.1%
15,400		Expeditors International of Washington, Inc.	826,788
15,400		FedEx Corp.	615,384

		TOTAL	1,442,172

		Utilities--5.6%
19,100		Coastal Corp.	1,686,769
18,400	[1]	Calpine Corp.	829,150
12,700		Duke Energy Corp.	1,082,675
15,672	[1]	Dynegy, Inc.	878,612
30,500		Enron Corp.	2,535,313
16,200	[1]	Southern Energy, Inc.	458,663

		TOTAL	7,471,182

		TOTAL COMMON STOCKS (IDENTIFIED COST $106,708,600)	127,680,125

		REPURCHASE AGREEMENT--5.2%
$6,910,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001(at amortized cost)	6,910,000

		TOTAL INVESTMENTS (IDENTIFIED COST $113,618,600)[2]	$134,590,125

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $114,115,420. The net unrealized appreciation of investments on a federal tax basis amounts to $20,474,705 which is comprised of $26,498,741 appreciation and $6,024,036 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($132,350,913) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $113,618,600)		$134,590,125
Cash		3,080
Income receivable		56,487
Receivable for investments sold		928,523
Receivable for shares sold		107,361

TOTAL ASSETS		135,685,576

Liabilities:
Payable for investments purchased	$3,307,147
Payable for shares redeemed	849
Accrued expenses	26,667

TOTAL LIABILITIES		3,334,663

Net assets for 5,717,592 shares outstanding		$132,350,913

Net Assets Consist of:
Paid in capital		$110,025,391
Net unrealized appreciation of investments		20,971,525
Accumulated net realized gain on investments		1,353,653
Undistributed net investment income		344

TOTAL NET ASSETS		$132,350,913

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$132,350,913 ÷ 5,717,592 shares outstanding		$23.15

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $3,877)			$454,304
Interest			235,059

TOTAL INCOME			689,363

Expenses:
Investment adviser fee		$1,103,806
Administrative personnel and services fee		125,000
Custodian fees		12,893
Transfer and dividend disbursing agent fees and expenses		22,913
Directors'/Trustees' fees		1,903
Auditing fees		11,028
Legal fees		7,819
Portfolio accounting fees		43,331
Share registration costs		15,878
Printing and postage		34,413
Miscellaneous		6,873

TOTAL EXPENSES		1,385,857

Waiver and expense reduction:
Waiver of investment adviser fee	$(122,904)
Fees paid indirectly from direct broker arrangements	(5,503)

TOTAL WAIVER AND EXPENSE REDUCTION		(128,407)

Net expenses			1,257,450

Net operating loss			(568,087)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			1,556,135
Net change in unrealized appreciation of investments			(34,132,274)

Net realized and unrealized loss on investments			(32,576,139)

Change in net assets resulting from operations			$(33,144,226)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(568,087)	$(311,592)
Net realized gain on investments	1,556,135	14,437,134
Net change in unrealized appreciation on investments	(34,132,274)	37,434,197

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(33,144,226)	51,559,739

Distributions to Shareholders:
Distributions from net realized gain on investments	(10,631,541)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,631,541)	--

Share Transactions:
Proceeds from sale of shares	51,033,929	26,190,499
Net asset value of shares issued to shareholders in payment of distributions declared	10,631,529	--
Cost of shares redeemed	(18,102,086)	(7,933,607)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	43,563,372	18,256,892

Change in net assets	(212,395)	69,816,631

Net Assets:
Beginning of period	132,563,308	62,746,677

End of period (including undistributed net investment income of $344 and $0, respectively)	$132,350,913	$132,563,308

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$30.88	$17.91	$16.14	$12.80	$10.30
Income From Investment Operations:
Net investment income (net operating loss)	(0.10)	(0.07)	(0.04)[1]	0.02 [1]	0.05
Net realized and unrealized gain (loss) on investments	(5.32)	13.04	2.83	3.41	2.45

TOTAL FROM INVESTMENT OPERATIONS	(5.42)	12.97	2.79	3.43	2.50

Less Distributions:
Distributions from net investment income	--	--	(0.02)	(0.02)	(0.00)[2]
Distributions from net realized gain on investments	(2.31)	--	(1.00)	(0.07)	--

TOTAL DISTRIBUTIONS	(2.31)	--	(1.02)	(0.09)	--

Net Asset Value, End of Period	$23.15	$30.88	$17.91	$16.14	$12.80

Total Return[3]	(19.91%)	72.42%	17.44%	27.03%	24.32%

Ratios to Average Net Assets:

Expenses	0.86%	0.85%	0.86%	0.85%	0.85%

Net investment income (net operating loss)	(0.39%)	(0.38%)	(0.25%)	0.14%	0.55%

Expense waiver/reimbursement[4]	0.08%	0.20%	0.31%	0.67%	3.87%

Supplemental Data:

Net assets, end of period (000 omitted)	$132,351	$132,563	$62,747	$47,280	$16,985

Portfolio turnover	128%	117%	104%	148%	96%

1 Per share information presented is based upon the monthly average number of shares outstanding.

2 Less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(568,431)	$568,431

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	1,744,558	1,155,396
Shares issued to shareholders in payment of distributions declared	314,728	--
Shares redeemed	(633,935)	(366,754)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,425,351	788,642

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually, to compensate FSC. For the year ended December 31, 2000, the Fund did not incur a distribution services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $5,503 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$212,897,121

Sales	$182,562,659

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $7,670,747 as capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000 for the Primary Shares and the 8-month period from May 1, 2000 through December 31, 2000 for Service Shares. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

The year 2000 was a year when high-yield bonds performed poorly due to increased corporate default rates, an economic slowdown, the interest rate environment, and extended weakness in the equity markets. However, fund management is optimistic about the prospects for the market in 2001. They believe the time is now to acquire inexpensive assets and potentially earn positive returns.

While the total return of the fund reflects the weakness in high-yield bond prices, the fund continued to pay a strong income stream. For the reporting periods, individual share class total return performance and income distribution follows:1

	Total Return	Dividends	Net Asset Value Change
Primary Shares	(9.02%)	$0.926	$10.24 to $8.46 = (17.38%)
Service Shares	(6.10%)	$0.000	$9.01 to 8.46 = (6.10%)

On December 31, 2000, the fund's net assets totaled $208.9 million.

Thank you for choosing Federated High Income Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-yield corporate bonds. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The high yield market underperformed the high quality bond market during the 12-month reporting period ended December 31, 2000. For example, the Lehman Brothers Aggregate Bond Index,2 a measure of high quality bond performance, returned 11.63% versus (5.86%) for the Lehman Brothers High Yield Bond Index.2 Four primary reasons accounted for the high yield market's underperformance. First, credit risk remained high, as the default rate for high yield securities in the year 2000 reached its highest level since 1992 and rating agency downgrades are running well above upgrades. Second, the economy appears to be slowing which raises the possibility that the economy could slip into recession causing earnings weakness to continue and driving default rates even higher. Third, telecommunications, the high yield market's largest industry sector, underperformed in sympathy with the substantial decline in the NASDAQ and execution problems at a number of companies. Finally, high yield bond mutual funds experienced substantial redemptions during the year placing considerable selling pressure on the market. These issues pushed the spread between the Credit Suisse First Boston High Yield Bond Index2 and treasury securities from 573 basis points on December 31, 1999 to 959 basis points on December 31, 2000.

2 Lehman Bothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low- quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. MORNINGSTAR receives and publishes this figure as a monthly total return. These indexes are unmanaged and investments cannot be made in a index.

The fund underperformed the Lehman Brothers High Yield Bond Index. The fund's underweight in BB-rated securities was the main reason for its underperformance versus the index. BB-rated securities outperformed B-rated securities by 1,325 basis points as credit quality concerns increased. The fund also suffered from its underweight in the energy sector, which outperformed given high oil and gas prices, and its lack of exposure in the gaming sector, which outperformed given its stable credit characteristics. The fund's overweight in deferred interest securities negatively impacted performance as these longer duration securities underperformed in the weak overall market.3 Specific telecommunications positions in Viatel, Teligent, PSInet and Hermes underperformed in an overall weak telecommunications sector. Defaults by companies such as Regal Cinemas, AEI Resources, Genesis Healthcare, Pillowtex and Gleniot negatively impacted performance. Defaults, which were higher than in previous years, were still below overall market levels. Positions in United International Holdings and its affiliates, US Office Products, NationsRent and Motor Coach underperformed based on disappointing operating performance. On the plus side, Albecca, Allied Waste, GFSI and Kinetics Concepts outperformed on strong operating performance. Merger activity and debt tenders positively impacted the performance of positions in Dialog, Triarc, USXchange, Verio and Voicestream.

From a portfolio perspective, we are maintaining or adding to positions that have strong defensive characteristics such as Caithness Coso, a California geo-thermal project and Del Monte, a food products company. We continue to add to Sprint affiliated wireless companies, Airgate and Alamosa, based on strong expected operating performance. We also continue to look for companies trading at large discounts to par that are currently experiencing year over year declines in operating performance but have the ability to weather weak operating performance related to a weak overall economy in 2001. We are liquidating positions where we see little upside from distressed levels such as Dade International, Northpoint and HDA. We are also selling positions in companies with deteriorating fundamentals where we believe the market has not yet priced in this risk or where we do not believe the company has the ability to weather what will most likely be a challenging operating environment in 2001.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED HIGH INCOME BOND FUND II--PRIMARY SHARES

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	(9.02%)
5 Year	4.46%
Start of Performance (3/1/1994)	5.51%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (Primary Shares) (the "Fund") from March 1, 1994 (start of performance) to December 31, 2000, compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED HIGH INCOME BOND FUND II--SERVICE SHARES

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
Start of Performance (4/28/2000) (cumulative)	(6.10%)

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (Service Shares) (the "Fund") from April 28, 2000 (start of performance) to December 31, 2000, compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Portfolio of Investments

December 31, 2000

Principal Amount			Value
		CORPORATE BONDS--84.3%
		Aerospace & Defense--0.4%
$750,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	$663,750
325,000		Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	216,125

		TOTAL	879,875
		Auto/Truck--0.2%
900,000		J.L. French Automotive Castings, Inc., Sr. Sub. Note, 11.50%, 6/1/2009	499,500
		Automobile--2.1%
675,000		Accuride Corp., Sr. Sub. Note, 9.25%, 2/1/2008	421,875
425,000		Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004	405,875
350,000		Aftermarket Technology Co., Sr. Sub. Note (Series D), 12.00%, 8/1/2004	334,250
2,100,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	1,914,885
850,000		Lear Corp., Sub. Note, 9.50%, 7/15/2006	824,500
750,000		Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007	513,750
		TOTAL	4,415,135
		Automotive--0.8%
1,750,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,487,500
825,000		Motor Coach Industries International, Inc., Company Guarantee, 11.25%, 5/1/2009	251,625
		TOTAL	1,739,125
		Banking--1.3%
2,800,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	2,646,700
		Broadcast Radio & Television--3.0%
800,000		ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	696,000
255,300		AMFM, Inc., Deb., 12.625%, 10/31/2006	297,424
1,100,000		Big City Radio, Inc., Company Guarantee, 0/11.25%, 3/15/2005	390,500
2,475,000		Fox/Liberty Networks, LLC, Sr. Disc. Note, 0/9.75%, 8/15/2007	2,109,937
1,250,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	443,750
1,425,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	1,296,750
650,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 10.00%, 9/30/2005	630,500
800,000		XM Satellite Radio, Inc., Unit, 14.00%, 3/15/2010	428,000
		TOTAL	6,292,861
		Building & Development--0.7%
700,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	570,500
800,000		Formica Corp., Sr. Sub. Note, 10.875%, 3/1/2009	300,000
325,000		Juno Lighting, Inc., Sr. Sub. Note, 11.875%, 7/1/2009	248,625
350,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	320,250
		TOTAL	1,439,375
		Business Equipment & Services--1.7%
975,000		Buhrmann U.S., Inc., Sr. Sub. Note, 12.25%, 11/1/2009	979,875
20,002		Electronic Retailing Systems International, Inc., Sr. Disc. Note, 8.00%, 8/1/2004	1,400
20,097		Electronic Retailing Systems International, Inc., Sr. Disc. Note, 10.00%, 8/1/2001	7,637
2,700,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	2,484,000
1,750,000	[1,3]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	131,250
		TOTAL	3,604,162
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--10.7%
$4,703	[3]	Australis Media Ltd., Sr. Disc. Note, 5/15/2003	$71
275,000	[3]	Australis Media Ltd., Unit, 15.75%, 5/15/2003	3,437
500,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	505,465
875,000		CSC Holdings, Inc., Sr. Sub. Note, 9.25%, 11/1/2005	890,312
350,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	358,750
650,000		CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006	666,250
4,775,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	2,829,187
1,175,000		Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	793,125
525,000		Diamond Cable Communications PLC, Sr. Note, 9.125%, 2/1/2008	430,500
1,050,000	[1,2]	Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	1,039,500
2,500,000		Echostar Communication Corp., Sr. Note, 9.375%, 2/1/2009	2,450,000
2,325,000		International Cabletel, Inc., Sr. Defd. Cpn. Note, Series B, 0/11.50%, 2/1/2006	2,034,375
400,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	416,884
2,300,000		NTL, Inc., Sr. Defd. Note, 0/9.75%, 4/1/2008	1,276,500
1,050,000		NTL, Inc., Sr. Defd. Note (Series B), 0/12.375%, 10/1/2008	593,250
500,000		NTL, Inc., Sr. Note, 11.50%, 10/1/2008	447,500
825,000		Pegasus Communications Corp., Sr. Note, 9.625%, 10/15/2005	771,375
525,000		Pegasus Communications Corp., Sr. Note, 9.75%, 12/1/2006	490,875
300,000		Pegasus Media, Note, 12.50%, 7/1/2005	309,000
475,000		RCN Corp., Sr. Disc. Note, 0/9.80%, 2/15/2008	149,625
1,150,000		RCN Corp., Sr. Disc. Note, 0/11.125%, 10/15/2007	419,750
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015	444,000
1,900,000		TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007	1,710,000
400,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	356,000
900,000		UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	589,500
4,325,000		United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	1,881,375
1,300,000		United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	403,000
		TOTAL	22,259,606
		Chemicals & Plastics--4.0%
900,000		Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008	895,500
750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	446,250
925,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	309,875
950,000	[1,2]	Huntsman Corp., Sr. Sub. Note, 9.50%, 7/1/2007	574,750
900,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	868,500
475,000		ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002	401,375
250,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	243,750
2,050,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	1,947,500
650,000		Polymer Group, Inc., Sr. Sub. Note, 8.75%, 3/1/2008	419,250
2,075,000		Polymer Group, Inc., Sr. Sub. Note, 9.00%, 7/1/2007	1,379,875
725,000		Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008	112,375
400,000		Sterling Chemicals Holdings, Inc., Sr. Sub. Note, 11.75%, 8/15/2006	198,000
750,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	566,250
		TOTAL	8,363,250
Principal Amount			Value
		CORPORATE BONDS--continued
		Clothing & Textiles--0.6%
$350,000		Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%, 1/15/2007	$344,750
625,000	[1,3]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	25,000
1,050,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	792,750
575,000	[1,3]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	71,875
150,000	[3]	Pillowtex Corp., Sr. Sub. Note, 9.00%, 12/15/2007	5,250
1,350,000	[3]	Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006	47,250
		TOTAL	1,286,875
		Conglomerates--0.4%
1,150,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	799,250
		Consumer Products--4.4%
1,350,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	1,184,625
700,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	563,500
1,150,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	810,750
200,000		Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	41,000
250,000		Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	28,437
775,000		Jostens, Inc., Unit, 12.75%, 5/1/2010	709,125
750,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	626,250
1,025,000		Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003	984,000
2,250,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	1,203,750
725,000		Sealy Mattress Co., Company Guarantee, 0/10.875%, 12/15/2007	547,375
200,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	193,000
500,000		Sleepmaster LLC, Sr. Sub. Note, 11.00%, 5/15/2009	392,500
329,000		The Boyds Collection, Ltd., Sr. Sub. Note, 9.00%, 5/15/2008	315,018
650,000		True Temper Sports, Inc., Sr. Sub. Note, 10.875%, 12/1/2008	630,500
675,000		United Industries Corp., Sr. Sub. Note, 9.875%, 4/1/2009	347,625
725,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	634,375
		TOTAL	9,211,830
		Container & Glass Products--1.0%
650,000		Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	380,250
900,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	526,500
750,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	401,250
450,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	254,250
725,000		Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	184,875
550,000		Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	442,750
		TOTAL	2,189,875
		Ecological Services & Equipment--2.9%
6,400,000		Allied Waste North America, Inc., Sr. Sub. Note (Series B), 10.00%, 8/1/2009	6,048,000
		Electronics--1.8%
925,000	[1,2]	Exodus Communications, Inc., Sr. Note, 11.625%, 7/15/2010	827,875
600,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	561,000
400,000	[1,2]	Flextronics International Ltd., Sr. Sub. Note, 9.875%, 7/1/2010	394,000
260,000		SCG Holding Corp./Semiconductor Components Industries, LLC, Sr. Sub. Note, 12.00%, 8/1/2009	222,950
2,025,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	1,792,125
		TOTAL	3,797,950
Principal Amount			Value
		CORPORATE BONDS--continued
		Farming & Agriculture--0.2%
$475,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	$334,875
		Food & Drug Retailers--0.4%
350,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	274,750
800,000		Del Monte Foods Co., Sr. Disc. Note (Series B), 0/12.50%, 12/15/2007	596,000
750,000	[3]	Jitney-Jungle Stores of America, Inc., Sr. Sub. Note, 10.375%, 9/15/2007	9,375
		TOTAL	880,125
		Food Products--0.7%
1,600,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	1,064,000
650,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	328,250
		TOTAL	1,392,250
		Food Services--0.8%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	332,500
425,000		CKE Restaurants, Inc., Sr. Sub. Note, 9.125%, 5/1/2009	246,500
975,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	638,625
500,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	422,500
		TOTAL	1,640,125
		Forest Products--0.5%
50,000		Container Corp. of America, Sr. Note, 11.25%, 5/1/2004	50,750
100,000		Stone Container Corp., Sr. Note, 11.50%, 10/1/2004	103,750
800,000		Stone Container Corp., Sr. Note, 12.58%, 8/1/2016	820,000
		TOTAL	974,500
		Health Care--5.9%
1,200,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,172,340
900,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	724,500
525,000		Everest Healthcare Services Corp., Sr. Sub. Note, 9.75%, 5/1/2008	532,875
525,000	[3]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006	49,875
350,000	[3]	Genesis Health Ventures, Inc., Sr. Sub. Note, 9.875%, 1/15/2009	32,813
500,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	528,750
575,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	175,375
675,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	408,375
1,600,000		Kinetic Concepts, Inc., Sr. Sub. Note, 9.625%, 11/1/2007	1,320,000
200,000		Tenet Healthcare Corp., Sr. Note, 7.625%, 6/1/2008	198,000
3,275,000		Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005	3,332,313
2,000,000		Tenet Healthcare Corp., Sr. Note, 9.25%, 9/1/2010	2,130,000
200,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	203,000
1,550,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007	1,600,375
		TOTAL	12,408,591
		Hotels, Motels, Inns & Casinos--2.5%
350,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	353,500
1,625,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,503,125
2,575,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	2,459,125
900,000		HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	882,000
		TOTAL	5,197,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--3.7%
$480,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	$489,600
700,000		Blount, Inc., Company Guarantee, 13.00%, 8/1/2009	546,000
450,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	448,313
750,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	251,250
1,100,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	709,500
675,000		Hexcel Corporation, Sr. Sub. Note (Series B), 9.75%, 1/15/2009	597,375
500,000		ISG Resources, Inc., Sr. Sub. Note, 10.00%, 4/15/2008	152,500
225,000		International Utility Structures, Inc., Sr. Sub. Note, 10.75%, 2/1/2008	136,125
1,075,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,053,500
1,250,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	925,000
875,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	756,875
1,775,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	1,570,875
		TOTAL	7,636,913
		Leisure & Entertainment--1.6%
1,164,000	[1,3]	AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006	168,780
1,850,000		Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	1,285,750
250,000		Premier Parks, Inc., Sr. Note, 9.25%, 4/1/2006	239,375
1,500,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,455,000
2,125,000	[3]	Regal Cinemas, Inc., Sr. Sub. Note, 9.50%, 6/1/2008	159,375
		TOTAL	3,308,280
		Machinery & Equipment--1.6%
900,000	[1,3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	22,500
500,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	397,500
875,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	651,875
750,000		NationsRent, Inc., Company Guarantee, 10.375%, 12/15/2008	288,750
250,000		Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	171,250
1,575,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,204,875
550,000		United Rentals, Inc., Sr. Sub. Note (Series B), 9.00%, 4/1/2009	415,250
675,000		WEC Co., Sr. Note, 12.00%, 7/15/2009	199,125
		TOTAL	3,351,125
		Metals & Mining--0.0%
1,025,000	[1,3]	AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	76,875
1,000,000	[1,3]	AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	25,000
		TOTAL	101,875
		Oil & Gas--3.4%
450,000		Comstock Resources, Inc., Company Guarantee, 11.25%, 5/1/2007	471,375
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	875,000
300,000		DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007	292,500
700,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	728,000
900,000		Pogo Producing Co., Sr. Sub. Note (Series B), 10.375%, 2/15/2009	940,500
1,300,000		R&B Falcon Corp., Sr. Note, 12.25%, 3/15/2006	1,566,500
500,000		R&B Falcon Corp., Sr. Note (Series B), 6.75%, 4/15/2005	467,500
450,000		RBF Finance Co., Sr. Secd. Note, 11.375%, 3/15/2009	522,000
1,200,000		Triton Energy Ltd., Sr. Note, 8.875%, 10/1/2007	1,218,000
		TOTAL	7,081,375
Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--0.7%
$1,075,000		Garden State Newspapers, Inc., Sr. Sub. Note, 8.75%, 10/1/2009	$967,500
525,000	[1,2]	Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	412,125
		TOTAL	1,379,625
		Real Estate--0.3%
550,000		Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005	550,000
		Services--2.8%
3,050,000		Crown Castle International Corp., Sr. Disc. Note, 0/10.375%, 5/15/2011	2,051,125
500,000		Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	338,750
600,000		Crown Castle International Corp., Sr. Note, 10.75%, 8/1/2011	625,500
375,000		Metricom, Inc., Company Guarantee, 13.00%, 2/15/2010	170,625
950,000		Orius Capital Corp., Company Guarantee (Series B), 12.75%, 2/1/2010	802,750
650,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	555,750
1,250,000		SpectraSite Holdings, Inc., Sr. Disc. Note, 0/12.875%, 3/15/2010	631,250
750,000		URS Corp., Sr. Sub. Note (Series B), 12.25%, 5/1/2009	753,750
		TOTAL	5,929,500
		Steel--0.3%
600,000		Metals USA, Inc., Sr. Sub. Note, 8.625%, 2/15/2008	345,000
550,000		Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	57,750
325,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	251,875
		TOTAL	654,625
		Surface Transportation--1.8%
650,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	497,250
700,000	[1,3]	AmeriTruck Distribution Corp., Sr. Sub. Note (Series B), 12.25%, 11/15/2005	1,750
1,000,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	1,000,000
750,000		Railworks Corp., Sr. Sub. Note, 11.50%, 4/15/2009	266,250
750,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	603,750
1,500,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	1,357,500
725,000		The Holt Group, Inc., Sr. Note, 9.75%, 1/15/2006	32,625
		TOTAL	3,759,125
		Telecommunications & Cellular--20.3%
1,625,000		AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	942,500
2,350,000		Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	1,139,750
550,000	[1,2]	Asia Global Crossing, Sr. Note, 13.375%, 10/15/2010	475,750
1,850,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/8.94%, 8/15/2008	564,250
1,600,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/9.27%, 8/15/2007	444,000
1,150,000		Call-Net Enterprises, Inc., Sr. Disc. Note, 0/10.80%, 5/15/2009	316,250
900,000		Dolphin Telecom PLC, Sr. Disc. Note, 0/14.00%, 5/15/2009	103,500
4,800,000		Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	4,584,000
900,000		Hermes Europe Railtel B.V., Sr. Note, 10.375%, 1/15/2009	364,500
1,375,000		Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007	556,875
1,625,000		Intermedia Communications, Inc., Sr. Disc. Note, 0/11.25%, 7/15/2007	983,125
1,400,000		Intermedia Communications, Inc., Sr. Disc. Note, 0/12.50%, 5/15/2006	987,000
1,250,000		Intermedia Communications, Inc., Sr. Disc. Note (Series B), 0/12.25%, 3/1/2009	631,250
450,000		Intermedia Communications, Inc., Sr. Note, 8.875%, 11/1/2007	317,250
3,250,000		Level 3 Communications, Inc., Sr. Disc. Note, 0/10.50%, 12/1/2008	1,690,000
2,775,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	2,261,625
1,900,000		McLeodUSA, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007	1,596,000
250,000		McLeodUSA, Inc., Sr. Note, 8.125%, 2/15/2009	216,250
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$375,000		McLeodUSA, Inc., Sr. Note, 8.375%, 3/15/2008	$330,000
400,000		McLeodUSA, Inc., Sr. Note, 9.25%, 7/15/2007	368,000
375,000		McLeodUSA, Inc., Sr. Note, 9.50%, 11/1/2008	339,375
550,000		Metromedia Fiber Network, Inc., Sr. Note, 10.00%, 12/15/2009	470,250
1,950,000		Millicom International Cellular SA, Sr. Disc. Note, 0/13.50%, 6/1/2006	1,530,750
2,500,000		NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	1,975,000
3,425,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	3,228,063
600,000		NEXTEL International, Inc., Sr. Disc. Note, 0/12.125%, 4/15/2008	327,000
390,000		NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	263,250
1,200,000		NEXTLINK Communications, Inc., Sr. Disc. Note, 0/9.45%, 4/15/2008	627,000
4,750,000		NEXTLINK Communications, Inc., Sr. Disc. Note, 0/12.25%, 6/1/2009	2,398,750
1,000,000		NEXTLINK Communications, Inc., Sr. Note, 9.00%, 3/15/2008	772,500
300,000		NEXTLINK Communications, Inc., Sr. Note, 10.75%, 6/1/2009	249,000
900,000		PSINet, Inc., Sr. Note, 10.00%, 2/15/2005	256,500
1,100,000		PSINet, Inc., Sr. Note, 11.00%, 8/1/2009	313,500
750,000		PSINet, Inc., Sr. Note, 11.50%, 11/1/2008	228,750
1,375,000		Qwest Communications International, Inc., Sr. Disc. Note, 0/9.47%, 10/15/2007	1,251,814
600,000		Rhythms NetConnections, Inc., Sr. Note, 14.00%, 2/15/2010	159,000
1,750,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	1,758,750
650,000		Telesystem International Wireless, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2007	269,750
1,525,000		Telesystem International Wireless, Inc., Sr. Disc. Note, 0/13.25%, 6/30/2007	709,125
1,650,000		Teligent AB, Sr. Disc. Note, 0/11.50%, 3/1/2008	107,250
725,000		Teligent AB, Sr. Note, 11.50%, 12/1/2007	97,875
1,575,000		Triton PCS Holdings, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	1,252,125
150,000		USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004	75,750
500,000		Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	157,500
850,000		Viatel, Inc., Unit, 0/12.50%, 4/15/2008	174,250
825,000		Viatel, Inc., Unit, 11.25%, 4/15/2008	259,875
2,900,000		VoiceStream Wireless Holding Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	2,131,500
400,000		VoiceStream Wireless Holding Corp., Sr. Note, 10.375%, 11/15/2009	432,000
600,000		Williams Communications Group, Inc., Sr. Note, 10.875%, 10/1/2009	447,000
2,589,000		WinStar Communications, Inc., Sr. Disc. Note, 0/14.75%, 4/15/2010	815,535
636,000	[1,2]	WinStar Communications, Inc., Sr. Note, Deb., 12.75%, 4/15/2010	448,380
		TOTAL	42,399,042
		Utilities--0.8%
375,000		AES Corp., Sr. Note, 9.375%, 9/15/2010	388,125
250,000	[1,2]	AES Drax Energy Ltd., Sr. Secd. Note, 11.50%, 8/30/2010	263,680
150,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	137,979
950,000		Caithness Coso Funding Corp., Sr. Secd. Note, Series B, 9.05%, 12/15/2009	950,000
		TOTAL	1,739,784
		TOTAL CORPORATE BONDS (IDENTIFIED COST $231,805,361)	176,192,854
		PREFERRED STOCKS--2.7%
		Banking--0.1%
10,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock (Series A), $2.28	231,875
		Broadcast Radio & Television--0.4%
600		Benedek Communications Corp., Sr. Exchangeable PIK	273,000
7,300		Sinclair Broadcast Group, Inc., Cumulative Pfd., $11.63	646,050
		TOTAL	919,050
Shares			Value
		PREFERRED STOCKS--continued
		Business Equipment & Services--0.0%
157		Electronic Retailing Systems International, Inc., Conv. Pfd.	$2
		Cable Television--0.4%
1,006		Pegasus Communications Corp., Cumulative PIK Pfd. (Series A), 12.75%	947,186
		Food Services--0.0%
4,238	[3]	Nebco Evans Holding Co., Exchangeable Pfd. Stock	2,649
		Health Care--0.1%
2,318		River Holding Corp., Sr. Exchangeable PIK	150,673
		Industrial Products & Equipment--0.1%
150	[3]	Fairfield Manufacturing Co., Inc., Cumulative Exchangeable Pfd. Stock	116,250
32	[1,2,3]	International Utility Structures, Inc., Exchangeable Pfd. Stock	17,680
100	[1,2,3]	International Utility Structures, Inc., Unit	55,250
		TOTAL	189,180
		Printing & Publishing--1.2%
13,250		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	1,132,875
2,000		Primedia, Inc., Exchangeable Pfd. Stock (Series H), $8.63	161,000
14,000		Primedia, Inc., Pfd., $9.20	1,141,000
		TOTAL	2,434,875
		Telecommunications & Cellular--0.4%
714		NEXTEL Communications, Inc., Cumulative PIK Pfd. (Series D), 13.00%	696,150
167		NEXTEL Communications, Inc., Exchangeable Pfd. Stock, (Series E)	144,455
		TOTAL	840,605
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $7,293,351)	5,716,095
		COMMON STOCKS--0.0%
		Metals & Mining--0.0%
23,013	[1,3]	Royal Oak Mines, Inc.	46
		Printing & Publishing--0.0%
50	[1,2,3]	Medianews Group, Inc. (Class A)	5,750
		TOTAL COMMON STOCK (IDENTIFIED COST $4,057)	5,796
		WARRANTS--0.1%
		Broadcast Radio & Television--0.0%
800	[3]	XM Satellite Radio, Inc.	28,100
		Business Equipment & Services--0.0%
300	[1,2,3]	Electronic Retailing Systems International, Inc.	300
		Cable Television--0.0%
1,175	[3]	UIH Australia/Pacific	3,819
		Chemicals & Plastics--0.0%
425	[3]	Sterling Chemicals Holdings, Inc.	717
		Consumer Products--0.0%
775	[3]	Jostens, Inc., Class E	15,694
		Container & Glass Products--0.0%
650	[1,2,3]	Pliant Corp.	6,581
		Oil & Gas--0.1%
275	[1,2,3]	R&B Falcon Corp.	128,734
Shares or Principal Amount			Value
		WARRANTS--continued
		Services--0.0%
525	[3]	Metricom, Inc.	$656
		Steel--0.0%
100	[1,2,3]	Bar Technologies, Inc.	1
550	[3]	Republic Technologies International, Inc.	5
		TOTAL	6
		Telecommunications & Cellular--0.0%
800	[1,2,3]	MetroNet Communications Corp.	56,000
		TOTAL WARRANTS (IDENTIFIED COST $378,007)	240,607
		REPURCHASE AGREEMENT--13.4%[4]
$27,880,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	27,880,000
		TOTAL INVESTMENTS (IDENTIFIED COST $267,360,776)[5]	$210,035,352

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2000, these securities amounted to $5,229,432 which represents 2.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $4,706,356 which represents 2.3% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Non-income producing security.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $267,365,381. The net unrealized depreciation of investments on a federal tax basis amounts to $57,330,029 which is comprised of $1,367,440 appreciation and $58,697,469 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($208,942,149) at December 31, 2000.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Investments in securities	$182,155,352
Investment in repurchase agreement	27,880,000
Total investments in securities, at value (identified cost $267,360,776)		$210,035,352
Cash		560
Income receivable		4,585,341
Receivable for shares sold		80,921
Prepaid expenses		681
TOTAL ASSETS		214,702,855
Liabilities:
Payable for shares redeemed	5,742,617
Accrued expenses	18,089
TOTAL LIABILITIES		5,760,706
Net assets for 24,707,477 shares outstanding		$208,942,149
Net Assets Consist of:
Paid in capital		$251,848,156
Net unrealized depreciation of investments		(57,325,424)
Accumulated net realized loss on investments		(8,947,299)
Undistributed net investment income		23,366,716
TOTAL NET ASSETS		$208,942,149
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$208,515,631 ÷ 24,657,033 shares outstanding		$8.46
Service Shares:
$426,518 ÷ 50,444 shares outstanding		$8.46

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends			$754,954
Interest			24,356,523
TOTAL INCOME			25,111,477
Expenses:
Investment adviser fee		$1,338,108
Administrative personnel and services fee		167,932
Custodian fees		15,557
Transfer and dividend disbursing agent fees and expenses		2,493
Directors'/Trustees' fees		3,037
Auditing fees		11,884
Legal fees		8,295
Portfolio accounting fees		72,869
Shareholder services fee--Service Shares		150
Share registration costs		1,683
Printing and postage		62,622
Insurance premiums		2,258
Miscellaneous		7,849
TOTAL EXPENSES		1,694,737
Waiver and Reimbursement:
Waiver of shareholder services fee--Service Shares	$(90)
Reimbursement of investment adviser fee	(22)
TOTAL WAIVER AND REIMBURSEMENT		(112)
Net expenses			1,694,625
Net investment income			23,416,852
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(7,075,985)
Net change in unrealized depreciation of investments			(36,364,267)
Net realized and unrealized loss on investments			(43,440,252)
Change in net assets resulting from operations			$(20,023,400)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,416,852	$20,974,697
Net realized loss on investments	(7,075,985)	(1,765,588)
Net change in unrealized depreciation of investments	(36,364,267)	(13,913,922)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(20,023,400)	5,295,187
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(20,675,669)	(17,123,350)
Distributions from net realized gain on investments
Primary Shares	--	(1,456,394)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(20,675,669)	(18,579,744)
Share Transactions:
Proceeds from sale of shares	120,967,889	194,221,449
Net asset value of shares issued to shareholders in payment of distributions declared	20,675,665	18,579,744
Cost of shares redeemed	(131,090,802)	(172,718,406)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	10,552,752	40,082,787
Change in net assets	(30,146,317)	26,798,230
Net Assets:
Beginning of period	239,088,466	212,290,236
End of period (including undistributed net investment income of $23,366,716 and $20,722,783, respectively)	$208,942,149	$239,088,466

See Notes which are an integral part of the Financial Statements

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.24	$10.92	$10.95	$10.24	$ 9.79
Income From Investment Operations:
Net investment income	0.99	0.88	0.87	0.88	0.88
Net realized and unrealized gain (loss) on investments	(1.84)	(0.63)	(0.57)	0.48	0.45
TOTAL FROM INVESTMENT OPERATIONS	(0.85)	0.25	0.30	1.36	1.33
Less Distributions:
Distributions from net investment income	(0.93)	(0.86)	(0.26)	(0.61)	(0.88)
Distributions from net realized gain on investments	--	(0.07)	(0.07)	(0.04)	--
TOTAL DISTRIBUTIONS	(0.93)	(0.93)	(0.33)	(0.65)	(0.88)
Net Asset Value, End of Period	$ 8.46	$10.24	$10.92	$10.95	$10.24
Total Return[1]	(9.02%)	2.31%	2.70%	13.83%	14.31%

Ratios to Average Net Assets:
Expenses	0.76%	0.79%	0.78%	0.80%	0.80%
Net investment income	10.50%	9.20%	9.01%	8.70%	9.23%
Expense waiver/reimbursement[2]	0.00%[3]	--	--	0.09%	0.59%
Supplemental Data:
Net assets, end of period (000 omitted)	$208,516	$239,088	$212,290	$156,164	$66,043
Portfolio turnover	19%	34%	27%	52%	51%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

3 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout Each Period)

Period Ended December 31	2000 [1]
Net Asset Value, Beginning of Period	$9.01
Income From Investment Operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.68)
TOTAL FROM INVESTMENT OPERATIONS	(0.55)
Net Asset Value, End of Period	$8.46
Total Return[2]	(6.10%)

Ratios to Average Net Assets:
Expenses	0.86%[3]
Net investment income	11.29%[3]
Expense waiver/reimbursement[4]	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$427
Portfolio turnover	19%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective is to seek high current income.

Effective May 1, 2000, the Fund commenced offering Service Shares and designated existing shares to be Primary Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed corporate bonds, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which there are no market quotations are valued at fair value according to procedures adopted by the Board of Trustees (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$97,250	$(97,250)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $8,861,128, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$1,810,599
2008	$ 7,050,529

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Additional information on each restricted security held at December 31, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
AEI Holding Co., Inc., Sr. Note, 10.50%, 12/15/2005	11/06/1997 - 01/14/1999	$1,011,625
AEI Resources, Inc., Sr. Sub. Note, 11.50%, 12/15/2006	12/07/1998	1,000,000
AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006	01/08/1997 - 11/04/1997	839,668
AmeriTruck Distribution Corp., Sr. Sub. Note (Series B), 12.25%, 11/15/2005	11/10/1995 -- 10/22/1997	715,134
Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	10/23/1998	938,000
Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	09/03/1997 -- 10/20/1997	636,938
Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	03/26/1997 -- 08/19/1997	590,615
Royal Oak Mines, Inc.	02/24/1999	2,557
U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	06/05/1998 - 12/17/1999	1,569,380

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000		1999
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	13,045,822	$120,483,276	18,623,857	$194,221,449
Shares issued to shareholders in payment of distributions declared	2,259,636	20,675,665	1,803,983	18,579,744
Shares redeemed	(13,986,878)	(131,045,110)	(16,532,486)	(172,718,406)
NET CHANGE RESULTING FROM PRIMARY SHARES TRANSACTIONS	1,318,580	$10,113,831	3,895,354	$40,082,787

Period Ended December 31	2000[1]
Service Shares:	Shares	Amount
Shares sold	55,890	$484,613
Shares redeemed	(5,446)	(45,692)
NET CHANGE RESULTING FROM SERVICE SHARES TRANSACTIONS	50,444	$438,921
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,369,024	$10,552,752

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. Primary Shares did not incur a shareholder services fee for the year ended December 31, 2000.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee in based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$40,161,674
Sales	$46,322,081

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust"), as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated International Equity Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's international holdings and the financial statements.

The fund brings you long-term growth opportunities through a broadly diversified portfolio of stocks issued by companies throughout the world.1 Investing in international stocks can smooth out periodic ups and downs in U.S. stock performance because international markets respond to different influences than U.S. markets.

As the euro fell and oil prices rose, it was a difficult year for international stocks. The fund's total return was (22.61%).2 Net asset value per share decreased from $27.64 to $18.49 and capital gain distributions totaled $4.273 per share. At the end of the reporting period, the fund's net assets totaled $98.2 million.

When it comes to performance, it is important to have a longer-term perspective. Please note that for the 12-month reporting period ended December 31, 1999, the fund produced a total return of 84.88%.

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to participate in the long-term growth opportunities of international stocks. We look forward to keeping you informed.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the variable insurance product contact. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of the expenses.

Investment Review

The year 2000 was a difficult environment for global investors. A deceleration of corporate earnings growth was multifaceted. Major downward trends for the year were the combined effects of a global market correction of many telecom, media and technology (TMT) stocks, the uncertainty of a U.S. economic hard or soft landing, the continued devaluation of the euro and historically high oil prices.

Western European markets saw a rotation out of technology stocks and into food, beverage and insurance stocks. The performance of the Morgan Stanley Capital International (MSCI) Europe Index was (8.14%),3 measured in U.S. dollars. Performance for the Asian markets was (28.15%)3 for 2000 as measured by the MSCI Combined Asian Pacific Index in U.S. dollars. Specifically, corrections in Japan, Korea and Taiwan led Asian markets lower.

PERFORMANCE OF THE FUND

For the fiscal year ended December 31, 2000, the total return for the fund was (22.61%),4 which underperformed the return of the MSCI Europe, Australasia & Far East Index of (14.17%),5 as measured in U.S. dollars. The largest impact of the fund has been its relative overweighting in TMT stocks. The fund's TMT exposure, which allowed it to significantly outperform its peers last year, was a detriment in 2000.

3 The MSCI Europe Index ia market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI Combined Asian Pacific Index is a market value-weighted averaged of the performance securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions. These indexes are unmanaged and investments cannot be made in an index.

4 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

5 MSCI Europe, Australasia and Far East Index (EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MCSI country index is created separately, then aggregated without change, into regional MCSI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

TOP HOLDINGS

Some of our top holdings (based on net assets) as of December 31, 2000 include: Muenchener Rueckversicherungs-Gesellschaft AG (2.37%) and Zurich Financial Services AG (2.05%), global insurance providers based in Germany and Switzerland, respectively, and Diageo PLC (1.87%), a global food and beverage company based in London.

OUTLOOK

Looking forward, we believe that the fund is better diversified across sectors with a lower weighting in TMT. We continue to like technology, but on a select basis driven by sustainable earnings growth, differentiation and valuation. On a short-term view, we may be poised for a modest rally on the back of expectations of a U.S. rate cut in January. Specifically, countries like Korea and Hong Kong could rally based on this expected rate cut.

On a regional basis, we still find good value across Europe in financial and some cyclical stocks. In Asia, we have been somewhat disappointed by Japan's level of corporate restructuring. This, in addition to evidence of an economic slowdown and political uncertainty with elections at mid-year, make us cautious on the Japanese market for now. Despite our somewhat negative view on Japan, we continue to believe that investors can still make money in Japan, though stock selection is paramount.

Looking toward 2001 we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the fund according to a bottom-up, fundamental stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	(22.61%)

5 Years	16.46%

Start of Performance (5/8/1995)	15.14%

The graph above illustrates the hypothetical investment of $10,0001 in Federated International Equity Fund II (the "Fund") from May 8, 1995 (start of performance) to December 31, 2000, compared to the Morgan Stanley Capital International Europe Australasia & Far East Index (EAFE).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions.The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--90.5%
		AUSTRALIA--1.7%
		Materials--0.5%
50,100	[1]	Broken Hill Proprietary Co. Ltd.	$528,363

		Media--1.0%
71,709		News Corp. Ltd.	558,534
12,200		News Corp. Ltd., ADR	393,450

		TOTAL	951,984

		Software & Services--0.2%
62,950	[1]	Securenet Ltd.	168,352

		TOTAL AUSTRALIA	1,648,699

		BELGIUM--0.1%
		Pharmaceuticals & Biotechnology--0.1%
2,000		UCB SA	74,143

		Telecommunications--0.0%
196		Telindus Group NV	2

		TOTAL BELGIUM	74,145

		CANADA--6.4%
		Business & Public Services--1.1%
62,905	[1]	Mosaic Group, Inc.	406,704
26,700		Quebecor World, Inc.	669,146

		TOTAL	1,075,850

		Capital Goods--0.5%
32,674		Bombardier, Inc., Class B	504,168

		Electrical & Electronics--1.8%
4,391	[1]	C-MAC Industries, Inc.	196,092
48,843		Nortel Networks Corp.	1,570,802

		TOTAL	1,766,894

		Energy--1.4%
7,200	[1]	Anderson Exploration Ltd.	163,407
31,874		Talisman Energy, Inc.	1,182,289

		TOTAL	1,345,696

		Finance--1.0%
31,157		Manulife Financial Corp.	975,019

		Pharmaceuticals & Biotechnology--0.1%
20,400	[1]	Micrologix Biotech, Inc.	78,864

		Software and Services--0.5%
21,000	[1]	Descartes Systems Group, Inc.	496,901

		TOTAL CANADA	6,243,392

		DENMARK--4.0%
		Food, Beverage & Tobacco--0.7%
11,676	[1]	Carlsberg A/S, Class B	687,969

		Health & Personal Care--1.7%
9,106	[1]	Novo-Nordisk, Class B	1,633,697

		Materials--0.5%
25,955		Novozymes A/S, Class B	519,574

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		DENMARK--continued
		Technology Hardware & Equipment--1.1%
62,899		GN Store Nord AS	$1,100,747

		TOTAL DENMARK	3,941,987

		FRANCE--12.6%
		Aerospace & Military Technology--0.6%
12,405	[1]	Thomson CSF	594,645

		Capital Goods--3.2%
44,058		Alstom	1,137,687
44,105		Bouygues SA	1,998,254

		TOTAL	3,135,941

		Commercial Services--1.0%
15,000		Vivendi Universal SA	987,358

		Electrical & Electronics--1.2%
20,930		Alcatel	1,189,023

		Energy--0.9%
6,044	[1]	Total Fina SA, Class B	898,970

		Food, Beverage & Tobacco--0.3%
2,943		Eridania Beghin-SA	255,898

		Insurance--0.7%
4,937		AXA	713,920

		Pharmaceuticals & Biotechnology--1.2%
13,160		Aventis SA	1,155,402

		Software & Services--1.0%
5,846		Cap Gemini SA	943,078

		Telecommunications--0.4%
4,941		France Telecom SA	426,611

		Utilities--2.1%
4,540		Suez Lyonnaise des Eaux SA	829,165
27,497		Vivendi	1,200,615

		TOTAL	2,029,780

		TOTAL FRANCE	12,330,626

		GERMANY--9.6%
		Banking--1.3%
28,980		Dresdner Bank AG, Frankfurt	1,264,007

		Commercial Services--0.3%
6,966	[1]	Babcock Borsig AG	340,136

		Insurance--5.1%
3,000		Allianz AG Holding	1,122,856
9,005		Ergo Versicherungs Gruppe	1,522,025
6,509		Muenchener Rueckversicherungs-Gesellschaft AG	2,329,019

		TOTAL	4,973,900

		Pharmaceuticals & Biotechnology--1.7%
28,655		Schering AG	1,627,876

		Transportation--0.8%
35,523	[1]	Deutsche Post AG	764,188

		Wholesale & International Trade--0.4%
7,100	[1]	Adidas AG	440,015

		TOTAL GERMANY	9,410,122

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		HONG KONG--2.9%
		Broadcasting & Publishing--0.4%
81,400		Television Broadcasting Ltd.	$427,888

		Diversified Financials--0.5%
1,723,000		First Pacific Co.	502,561

		Software & Services--0.4%
747,000		Computer and Technologies Holdings Ltd.	404,641

		Telecommunications--0.6%
21,300	[1]	China Mobile (Hong Kong) Ltd.	577,763

		Transportation--1.0%
194,000		Cathay Pacific Airways	358,167
351,100	[1]	MTR Corp. Ltd.	616,699

		TOTAL	974,866

		TOTAL HONG KONG	2,887,719

		IRELAND--1.2%
		Pharmaceuticals & Biotechnology--1.2%
24,150	[1]	Elan Corp. PLC, ADR	1,130,522

		ISRAEL--0.7%
		Health Care Equipment & Services--0.5%
7,337		Card-Guard Scientific Survival Ltd.	475,282

		Software & Services--0.2%
18,000	[1]	Geo Interactive Media Group PLC	201,327

		TOTAL ISRAEL	676,609

		JAPAN--11.1%
		Capital Goods--0.8%
171,600		Mitsubishi Heavy Industries Ltd.	747,523

		Electronic Component, Instruments--0.4%
3,400		Kyocera Corp.	370,871

		Financial Services--0.7%
81,900		Nikko Securities Co. Ltd.	634,023

		Food, Beverage & Tobacco--1.0%
25,200		Katokichi Co.	661,302
39,000		Kirin Brewery Co., Ltd.	348,994

		TOTAL	1,010,296

		Industrial Components--0.8%
49,000		Sumitomo Electric Industries, Ltd.	803,237

		Materials--1.0%
85,000		Rengo Co. Ltd.	313,025
171,000		Toray Industries, Inc.	643,195

		TOTAL	956,220

		Pharmaceuticals & Biotechnology--0.7%
11,600		Takeda Chemical Industries, Ltd.	685,934

		Recreation, Other Consumer Goods--1.0%
27,400		Bandai Co., Ltd.	1,011,442

		Software--1.3%
21,900		Capcom Co., Ltd.	758,607
7,500		Konami Co., Ltd.	562,238

		TOTAL	1,320,845

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Technology Hardware & Equipment--0.9%
12,300		Sony Corp.	$849,983

		Telecommunications--1.3%
28		NTT Mobile Communication Network, Inc.	482,505
114		Nippon Telegraph & Telephone Corp.	820,696

		TOTAL	1,303,201

		Utilities--1.2%
47,600		Tokyo Electric Power Co.	1,180,423

		TOTAL JAPAN	10,873,998

		KOREA--0.4%
		Telecommunications--0.4%
2,200		SK Telecom Co. Ltd.	440,000

		MEXICO--1.1%
		Telecommunications--1.1%
23,700		Telefonos de Mexico, Class L, ADR	1,069,463

		NETHERLANDS--2.7%
		Diversified Financials--0.7%
8,069		Van der Moolen Holding NV	691,003

		Electrical & Electronic--0.8%
21,024		Koninklijke (Royal) Philips Electronics NV	770,315

		Food, Beverage & Tobacco--0.9%
14,187		Unilever NV	897,875

		Transportation--0.3%
14,065		Koninlijke Luchtvaart Maatschapppij NV (KLM)	323,572

		TOTAL NETHERLANDS	2,682,765

		NORWAY--1.2%
		Energy--1.2%
46,000	[1]	Petroleum Geo-Services ASA, ADR	612,375
12,300		Smedvig ASA, Class A	117,438
51,400		Smedvig ASA, Class B	414,806

		TOTAL NORWAY	1,144,619

		PORTUGAL--0.0%
		Telecommunications--0.0%
4,011		Portugal Telecom SA	36,684

		SINGAPORE--0.8%
		Banks--0.8%
104,000		United Overseas Bank Ltd.	780,601

		SPAIN--2.6%
		Food, Beverage & Tobacco--0.9%
54,500		Altadis SA	844,396

		Insurance--0.4%
23,392		Corp Mapfre SA	445,891

		Telecommunication Services--1.3%
77,317		Telefonica SA	1,277,771

		TOTAL SPAIN	2,568,058

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWEDEN--1.4%
		Electrical & Electronics--1.1%
93,815		Telefonaktiebolaget LM Ericsson	$1,068,451

		Software--0.3%
52,589	[1]	Readsoft AB	300,859

		TOTAL SWEDEN	1,369,310

		SWITZERLAND--4.4%
		Capital Goods--0.7%
6,017		ABB Ltd.	641,271

		Food, Beverage & Tobacco--1.0%
420		Nestle SA	979,456

		Insurance--2.0%
3,347		Zurich Financial Services AG	2,017,410

		Materials--0.7%
2,015		Clariant AG	722,262

		TOTAL SWITZERLAND	4,360,399

		TAIWAN--0.5%
		Technology Hardware & Equipment--0.5%
26,000	[1]	Taiwan Semiconductor Manufacturing Co., ADR	448,500

		UNITED KINGDOM--25.1%
		Banking--1.1%
71,300		Royal Bank of Scotland PLC, Edinburgh	88,490
43,999		Royal Bank of Scotland PLC, Edinburgh	1,040,825

		TOTAL	1,129,315

		Capital Goods--2.4%
230,755		British Aerospace PLC	1,318,083
347,288		Rolls-Royce PLC	1,029,512

		TOTAL	2,347,595

		Commercial Services & Supplies--0.8%
228,000		Rentokil Initial PLC	787,545

		Electronic Components, Instruments--1.1%
446,463		Invensys PLC	1,044,788

		Food & Household Products--4.1%
50,407		British American Tobacco PLC	384,217
104,635		Cadbury Schweppes PLC	724,413
164,147		Diageo PLC	1,840,868
78,618		Reckitt Benckiser PLC	1,083,880

		TOTAL	4,033,378

		Health Care Equipment & Services--0.7%
123,760	[1]	Biocompatibles International PLC	673,612

		Hotels Restaurants & Leisure--2.1%
241,404		Rank Group PLC	631,700
180,500		Whitbread PLC	1,484,459

		TOTAL	2,116,159

		Media--2.4%
124,433		EMAP PLC	1,587,132
30,850		Pearson PLC	733,467

		TOTAL	2,320,599

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Pharmaceuticals & Biotechnology--0.7%
25,015		GlaxoSmithKline PLC	$706,953

		Retailing--0.3%
420,625		Electronics Boutique PLC	308,191

		Software--0.3%
94,361		Eidos PLC	303,361

		Software & Services--2.5%
42,066		CMG PLC	562,967
138,527		Misys PLC	1,367,120
114,500		Sema Group PLC	504,647

		TOTAL	2,434,734

		Telecommunications--4.2%
83,247		Cable & Wireless Communications PLC	1,124,048
245,069	[1]	Energis PLC	1,649,033
358,674		Vodafone AirTouch PLC	1,316,679

		TOTAL	4,089,760

		Transportation--1.7%
130,075	[1]	ARRIVA PLC	536,823
84,184		Railtrack Group PLC	1,164,393

		TOTAL	1,701,216

		Utilities--0.7%
174,385		British Energy PLC	672,756

		TOTAL UNITED KINGDOM	24,669,962

		TOTAL COMMON STOCKS (IDENTIFIED COST $85,430,091)	88,788,180

		PREFERRED STOCK--0.7%
		GERMANY--0.7%
10,919		Henkel KGAA, Pfd. (identified cost $645,384)	710,529

		REPURCHASE AGREEMENT--7.5%[2]
$7,405,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	7,405,000

		TOTAL INVESTMENTS (IDENTIFIED COST $93,480,475)[3]	$96,903,709

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $96,789,836. The net unrealized appreciation of investments on a federal tax basis amounts to $113,873 which is comprised of $6,167,622 appreciation and $6,053,749 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($98,179,683) at December 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $93,480,475)		$96,903,709
Cash		1,327
Cash denominated in foreign currencies (identified cost $1,331,224)		1,381,017
Income receivable		155,516
Receivable for investments sold		1,415,847
Receivable for shares sold		31,920

TOTAL ASSETS		99,889,336

Liabilities:
Payable for investments purchased	$837,506
Payable for shares redeemed	831,888
Net payable for foreign currency exchange contracts	718
Accrued expenses	39,541

TOTAL LIABILITIES		1,709,653

Net assets for 5,308,878 shares outstanding		$98,179,683

Net Assets Consist of:
Paid in capital		$87,686,542
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,470,323
Accumulated net realized gain on investments and foreign currency transactions		7,022,818

TOTAL NET ASSETS		$98,179,683

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$98,179,683 ÷ 5,308,878 shares outstanding		$18.49

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $121,438)		$761,109
Interest		851,231

TOTAL INCOME		1,612,340

Expenses:
Investment adviser fee	$1,110,822
Administrative personnel and services fee	125,000
Custodian fees	89,152
Transfer and dividend disbursing agent fees and expenses	18,458
Directors'/Trustees' fees	1,674
Auditing fees	7,229
Legal fees	5,355
Portfolio accounting fees	54,337
Share registration costs	4,404
Printing and postage	34,998
Insurance premiums	1,229
Miscellaneous	1,250

TOTAL EXPENSES	1,453,908

Waiver:
Waiver of investment adviser fee	(26,592)
Reimbursement of investment adviser fee	(33)

TOTAL WAIVER AND REIMBURSEMENT	(26,625)

Net expenses		1,427,283

Net Investment Income		185,057

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $1,782)		7,071,113
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(35,976,442)

Net realized and unrealized loss on investments and foreign currency		(28,905,329)

Change in net assets resulting from operations		$(28,720,272)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$185,057	$(207,702)
Net realized gain on investments and foreign currency transactions	7,071,113	17,756,256
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(35,976,442)	28,576,156

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(28,720,272)	46,124,710

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions	(17,739,949)	(1,537,970)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,739,949)	(1,537,970)

Share Transactions:
Proceeds from sale of shares	76,683,281	17,658,414
Net asset value of shares issued to shareholders in payment of distributions declared	17,739,927	1,537,970
Cost of shares redeemed	(54,883,606)	(10,991,180)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	39,539,602	8,205,204

Change in net assets	(6,920,619)	52,791,944

Net Assets:
Beginning of period	105,100,302	52,308,358

End of period	$98,179,683	$105,100,302

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For A Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$27.64	$15.39	$12.27	$11.16	$10.35
Income From Investment Operations:
Net investment income (net operating loss)	0.05	(0.02)	0.03 [1]	0.07	0.11 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.93)	12.72	3.11	1.05	0.75

TOTAL FROM INVESTMENT OPERATIONS	(4.88)	12.70	3.14	1.12	0.86

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)	(0.05)
Distributions from net realized gain on investments and foreign currency transactions	(4.27)	(0.45)	(0.02)	--	--

TOTAL DISTRIBUTIONS	(4.27)	(0.45)	(0.02)	(0.01)	(0.05)

Net Asset Value, End of Period	$18.49	$27.64	$15.39	$12.27	$11.16

Total Return[2]	(22.61%)	84.88%	25.57%	10.08%	8.32%

Ratios to Average Net Assets:

Expenses	1.28%	1.25%	1.25%	1.23%	1.25%

Net investment income (net operating loss)	0.17%	(0.34%)	0.19%	0.76%	0.89%

Expense waiver/reimbursement[3]	0.02%	0.46%	0.47%	0.98%	3.05%

Supplemental Data:

Net assets, end of period (000 omitted)	$98,180	$105,100	$52,308	$36,575	$17,752

Portfolio turnover	262%	304%	247%	179%	103%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which there are no market quotations are valued at fair value according to procedures adopted by the Board of Trustees (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales, foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(101,978)	$82,106	$19,872

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investment in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At December 31, 2000, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contract Sold: 1/2/2001	222,248 Canadian Dollar	$148,165	$148,135	$ 30

1/4/2001	64,901 Pound Sterling	96,507	97,046	(539)

1/2/2001	144,022 Swedish Krona	15,049	15,258	(209)

NET UNREALIZED DEPRECIATION ON FOREIGN CURRENCY EXCHANGE CONTRACTS				$(718)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	3,376,532	925,916
Shares issued to shareholders in payment of distributions declared	651,246	99,868
Shares redeemed	(2,521,820)	(620,753)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,505,958	405,031

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

Fserv maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $15,465 were borne initially by the Adviser. The Fund reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 2000, the Fund amortized $1,147 of organizational expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$277,001,971

Sales	$255,900,490

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designated $3,601,299 as long-term capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 11, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund II, a portfolio of Federated Insurance Series, was created May 1, 2000, and I am pleased to present its first Annual Report.

This fund's managers select well-researched, small cap international stocks from 25 countries outside the United States.1 These companies are not easily recognized. (I cannot pronounce all the holdings.) However, the average market cap is +$1 billion and its holdings represent various industry sectors from healthcare products to technology to airlines. These are exciting companies that can ignite your imagination. Furthermore, these stocks are in areas that have historically experienced remarkable investment growth: domestic consumption, product and service leaders, and technology. As of December 31, 2000, this $9.4 million fund was invested in more than 241 small cap stocks in 22 countries across 4 continents.2

Broad diversification and outstanding stock selection are the hallmarks of this fund. For the reporting period--a very difficult environment for international small company stocks--the fund produced an average annual total return of (20.70%) and net asset value decreased from $10.00 to $7.93.3

I want to remind you that investing in international small companies can be volatile. There will inevitably be periods of negative short-term fluctuation, such as this one, and potentially periods of highly positive returns. Our group of global investment managers are optimistic about many countries' economic outlooks and continued enthusiasm for capitalism.

In this investment environment, I recommend that you add to your account on a regular basis to take advantage of price fluctuations by using the dollar-cost averaging method of investing, and to consider increasing a portion of your international investable dollars in the world's attractive markets.4

We believe the international markets will assert themselves as their respective economies grow, and in many markets, international equity prices become more attractive than U.S. stock valuations.

Thank you for participating in Federated International Small Company Fund II.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, international small company stocks may be more volatile in price than international larger capitalization stocks.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

Most of the year was characterized by a continuation of the negative trends seen in the beginning of March when the technology, media and telecommunication (TMT) stocks fell out of favor. Valuation was the keyword, as investors became much more discriminating in their investment selections. After a series of profit warnings from blue-chip technology companies in the U.S. in the third quarter, TMT stocks around the world came under additional pressure. In addition, concerns about a sharp slowdown of the U.S. economy, deteriorating corporate profit picture and weak capital spending outlook made global markets volatile. They fell on greater probability about a global economic slowdown.

The performance of the MSCI World Ex-U.S. Small Cap Index (MSCI Index), measured in U.S. dollars, was (8.84%) for the year.1 Canada was the best performing market, returning 5.5%. Pacific Ex-Japan was the worst performing region in the small cap universe with (19.4%) return. The energy and financial sectors in the small cap universe were the only two areas that continued to buck the trend. High natural gas prices and the need for more oil services drove these stocks to record highs. Banks and insurers also performed well on expectations of a peak in the interest rate cycle.

The Federated International Small Company Fund II returned (20.70%) for the reporting period May 1, 2000 (date of initial public investment) to December 31, 2000. The fund's underperformance relative to our benchmark index is mostly attributable to being overweighted in information technology, as the fund did not escape the TMT volatility worldwide. Despite better results and improved outlook from many smaller companies in our universe, negative market sentiment drove these stocks down after attempting to rebound from their lows.

Not surprising, healthcare was the best performing sector for the fund in 2000, as there was a strong rotation into defensive growth stocks. Industry fundamentals remain positive both for biotech and medtech products and services. The most pressing problem facing many pharmaceutical companies is the lack of viable new drug candidates in the development pipeline. Still very fragmented, over time we believe that the biotech industry will move towards offering integrated solutions to major pharmaceutical groups. In this market environment, we favor biotech enablers, which help to resolve bottlenecks in new drug discoveries caused by a large flow of new genetic information.

Our exposure in Wind Power also had a positive contribution to the fund on the back of rising oil and gas prices and environmental concerns. In the past five years wind-powered projects have emerged as the front-runner among alternative energy-generating processes that do not involve the use of fossil fuels. As a result of greater interest in green energy projects and government subsidies aimed at reducing global warming, wind power installations are expected to more than triple worldwide over the next five years. To capture this growth, we favor the main producers of wind turbines.

We expect Europe to be a beneficiary of slower economic growth in the United States. Oil prices, inflation expectations and interest rates are no longer rising, but falling. The recovery of the euro on the back of a deteriorating U.S. economy and dollar weakness has begun. Thus, we expect a stronger euro may reverse the cross-border outflow of investments of the past two years. Given Europe's favorable fundamentals relative to the United States and Asia, we are currently overweighting the region. In terms of sectors, we are more neutrally positioned relative to our benchmark index. We remain, however, bullish on the healthcare sector with a slight overweight in TMT.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

2 MSCI World, ex-U.S. Small Cap Index is an unmanaged index that selects companies within the market capitalization range of USD 200-800 million. The dollar-denominated range is applied across all 23 developed markets. Investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL SMALL COMPANY FUND II

[Graphic Representation Omitted - See Appendix]

Cumulative Total Return for the Period Ended 12/31/2000
Start of Performance (5/1/2000)	(20.70%)

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund II (the "Fund") from May 1, 2000 (start of performance) to December 31, 2000, compared to the MSCI World Small Cap Index excluding U.S. ("MSCI").2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value in U.S. Dollars
		COMMON STOCKS--91.7%
		AUSTRALIA--4.9%
		Banks--0.5%
7,484		Suncorp-Metway Ltd.	$44,872
		Capital Goods--0.4%
12,840		Southcorp Ltd.	34,960
		Commercial Services & Supplies--0.4%
40,000	[1]	Renewable Energy Corp., Ltd.	36,497
		Consumer Durables & Apparel--0.3%
13,926	[1]	Billabong International Ltd.	32,812
		Diversified Financials--0.4%
5,000		Australian Stock Exchange Ltd.	35,206
		Energy--0.5%
14,000		Santos Ltd.	46,889
		Health Care Equipment & Services--0.3%
6,251		Sonic Healthcare Ltd.	30,465
		Materials--0.5%
82,189		M.I.M. Holdings Ltd.	53,042
		Pharmaceuticals & Biotechnology--0.5%
7,823		FH Faulding & Co., Ltd.	51,397
		Transportation--1.1%
6,069		Lang Corp., Ltd.	38,212
11,408		Mayne Nickless Ltd.	37,066
13,500		Qantas Airways Ltd.	26,648
		TOTAL	101,926
		TOTAL AUSTRALIA	468,066
		CANADA--7.9%
		Banks--0.2%
1,000		National Bank of Canada	17,730
		Capital Goods--1.2%
6,091		CAE, Inc.	99,060
1,300	[1]	Global Thermoelectric, Inc.	16,940
		TOTAL	116,000
		Diversified Financials--0.8%
3,000		AGF Management Ltd., Class B	48,990
3,000		C.I. Fund Management, Inc.	32,893
		TOTAL	81,883
		Energy--1.2%
729	[1]	Anderson Exploration Ltd.	16,545
2,100	[1]	Canadian Hunter Exploration Ltd.	57,529
3,700	[1]	Tesco Corp.	38,226
		TOTAL	112,300
		Food Beverage & Tobacco--0.3%
1,000		Molson, Inc., Class A	28,661
		Insurance--0.9%
1,370		Clarica Life Insurance Co.	38,307
1,600		Industrial Alliance Life Insurance Co.	43,351
		TOTAL	81,658
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		CANADA--continued
		Materials--0.3%
2,300		Agrium, Inc.	$33,190
		Media--0.3%
1,708	[1]	Alliance Atlantis Communications Corp., Class B	25,046
		Pharmaceuticals & Biotechnology--0.2%
3,600	[1]	StressGen Biotechnologies Corp., Class A	16,197
		Software & Services--0.8%
1,653	[1]	Centrinity, Inc.	18,179
3,304	[1]	Mosaic Group, Inc.	21,362
926	[1]	Pivotal Corp.	34,320
		TOTAL	73,861
		Technology Hardware & Equipment--0.4%
3,757	[1]	ATI Technologies, Inc.	21,411
1,869	[1]	COM DEV International Ltd.	19,309
		TOTAL	40,720
		Telecommunication Services--0.6%
966	[1]	GT Group Telecom, Inc., Class B	7,179
1,800		Manitoba Telecom Services, Inc.	46,071
		TOTAL	53,250
		Transportation--0.7%
5,882		CHC Helicopter Corp., Class A	39,205
1,700	[1]	WestJet Airlines Ltd.	26,345
		TOTAL	65,550
		TOTAL CANADA	746,046
		CHINA--0.9%
		Software & Services--0.2%
68,000	[1]	Beijing Beida Jade Bird Universal Sci-Tech Co., Ltd.	19,834
		Transportation--0.7%
225,000		China Shipping Development Co., Ltd.	34,040
174,000		Zhejiang Expressway Co., Ltd.	27,663
		TOTAL	61,703
		TOTAL CHINA	81,537
		DENMARK--1.3%
		Capital Goods--0.7%
1,272		Vestas Wind Systems AS	68,863
		Commercial Services & Supplies--0.3%
180		Group 4 Falck AS	24,022
		Materials--0.3%
1,500	[1]	Novozymes AS, Class B	30,027
		TOTAL DENMARK	122,912
		FINLAND--0.6%
		Software & Services--0.3%
3,700	[1]	Aldata Solutions Oyj	22,826
		Technology Hardware & Equipment--0.3%
1,500		Perlos Oyj	30,987
		TOTAL FINLAND	53,813
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		FRANCE--8.9%
		Capital Goods--2.8%
607		Lapeyre SA	$37,048
2,500		Pinguely-Haulotte	72,773
160		Radiall SA	27,043
794		Vinci SA	48,835
291		Zodiac SA	80,335
		TOTAL	266,034
		Consumer Durables & Apparel--1.0%
323		Beneteau	40,945
159		Rodriguez Group	48,493
		TOTAL	89,438
		Food & Drug Retailing--0.3%
500		Rallye	29,109
		Food Beverage & Tobacco--1.0%
300		Eridania Beghin-Say SA	26,085
1,673		Remy Cointreau SA	70,693
		TOTAL	96,778
		Health Care Equipment & Services--0.3%
240		Stedim	28,170
		Media--1.5%
270		IPSOS	29,409
930	[1]	NRJ Group	26,582
963		Publicis Groupe SA	32,544
963	[1]	Publicis Groupe SA, Warrants	1,980
5,000	[1]	Studio Canal	48,828
		TOTAL	139,343
		Pharmaceuticals & Biotechnology--0.3%
200		Arkopharma	29,109
		Software & Services--1.0%
930	[1]	BCI Navigation	21,194
250		Metrologic Group	21,128
680	[1]	UBI Soft Entertainment SA	26,499
2,800	[1]	Valtech	26,949
		TOTAL	95,770
		Technology Hardware & Equipment--0.7%
222	[1]	Highwave Optical Technologies	30,206
1,500	[1]	Silicon-On-Insulator Technologies (SOITEC)	36,621
		TOTAL	66,827
		TOTAL FRANCE	840,578
		GERMANY, FEDERAL REPUBLIC OF--4.3%
		Capital Goods--0.3%
590	[1]	Babcock Borsig AG	28,809
		Commercial Services & Supplies--0.3%
1,050	[1]	GfK AG	30,564
		Consumer Durables & Apparel--0.4%
770		Zapf Creation AG	33,259
		Diversified Financials--0.4%
594		Tecis Holding AG	38,486
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--continued
		Pharmaceuticals & Biotechnology--0.4%
250		Altana AG	$38,969
		Retailing--0.4%
950		Douglas Holding AG	36,574
		Software & Services--0.8%
1,160	[1]	Comroad AG	39,213
491	[1]	Lion Bioscience AG	39,650
		TOTAL	78,863
		Technology Hardware & Equipment--0.8%
779	[1]	Amatech AG	16,166
1,000		Jenoptik AG	29,203
260		Technotrans AG	30,517
		TOTAL	75,886
		Utilities--0.5%
1,250	[1]	Wedeco AG Water Technology	44,720
		TOTAL GERMANY, FEDERAL REPUBLIC OF	406,130
		GREECE--0.7%
		Consumer Durables & Apparel--0.3%
10,300		Jumbo SA	25,118
		Telecommunication Services--0.4%
3,480	[1]	Forthnet SA	43,535
		TOTAL GREECE	68,653
		HONG KONG--7.1%
		Automobiles & Components--0.7%
82,000		Brilliance China Automotive Holdings Ltd.	22,341
235,000	[1]	Denway Motors Ltd.	40,976
		TOTAL	63,317
		Banks--0.9%
5,800		Dah Sing Financial Group	31,306
11,000		Guoco Group Ltd.	32,790
5,500		Wing Hang Bank Ltd.	19,885
		TOTAL	83,981
		Commercial Services & Supplies--0.4%
44,000		Cosco Pacific Ltd.	34,130
		Consumer Durables & Apparel--0.3%
142,000	[1]	TCL International Holdings Ltd.	32,406
		Diversified Financials--1.3%
96,000		China Everbright Ltd.	99,081
100,000		First Pacific Co., Ltd.	29,168
		TOTAL	128,249
		Media--0.3%
76,000		i-CABLE Communications Ltd.	32,155
		Real Estate--1.0%
18,000		Great Eagle Holdings Ltd.	30,578
25,000		Hang Lung Development Co.	22,116
11,000		Hysan Development Co., Ltd.	15,513
17,000		Kerry Properties Ltd.	22,886
		TOTAL	91,093
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		HONG KONG--continued
		Retailing--0.6%
36,000	[1]	Esprit Holdings Ltd.	$30,693
50,000		Giordano International Ltd.	23,078
		TOTAL	53,771
		Software & Services--0.2%
36,000		Computer and Technologies Holdings Ltd.	19,501
		Telecommunication Services--0.2%
15,000		SmarTone Telecommunications Holdings Ltd.	21,635
		Transportation--0.5%
26,000	[1]	MTR Corp., Ltd.	45,668
		Utilities--0.7%
136,000		Beijing Datang Power Generation Co., Ltd.	35,309
62,000		Huaneng Power International, Inc.	30,008
		TOTAL	65,317
		TOTAL HONG KONG	671,223
		IRELAND--1.4%
		Banks--0.5%
4,700		Bank of Ireland	47,134
		Diversified Financials--0.9%
6,600		Irish Life & Permanent PLC	81,806
		TOTAL IRELAND	128,940
		ISRAEL--2.0%
		Health Care Equipment & Services--1.2%
1,100	[1]	Card-Guard Scientific Survival Ltd.	71,257
1,402	[1]	SHL Telemedicine Ltd.	41,518
		TOTAL	112,775
		Pharmaceuticals & Biotechnology--0.8%
1,870	[1]	Oridion Systems Ltd.	74,932
		TOTAL ISRAEL	187,707
		ITALY--2.1%
		Insurance--0.7%
5,000	[1]	Bayerische Vita SPA	60,988
		Capital Goods--0.4%
17,000		Montedison SPA	36,715
		Consumer Durables & Apparel--0.7%
8,100	[1]	Ferretti SPA	34,150
3,000		Marzotto SPA	35,494
		TOTAL	69,644
		Food Beverage & Tobacco--0.3%
20,000		Parmalat Finanziaria SPA	32,395
		TOTAL ITALY	199,742
		JAPAN--14.4%
		Automobiles & Components--0.6%
7,000		Hino Motors Ltd.	27,126
3,000		NOK Corp.	34,115
		TOTAL	61,241
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Capital Goods--1.0%
8,000		Hitachi Koki Co., Ltd.	$22,113
5,000		JGC Corp.	34,071
2,000		Komori Corp.	33,240
		TOTAL	89,424
		Consumer Durables & Apparel--1.8%
1,000		Bandai Co., Ltd.	36,914
1,000		Koei Co., Ltd.	27,379
1,100		Kose Corp.	36,853
3,300		Sega Corp.	32,099
1,500		Tomy Co., Ltd.	35,952
		TOTAL	169,197
		Energy--0.3%
8,000		Teikoku Oil Co., Ltd.	33,310
		Food & Drug Retailing--0.2%
600		Circle K Japan Co., Ltd.	21,099
		Food Beverage & Tobacco--1.6%
6,000		Ezaki Glico Co., Ltd.	36,319
2,000		Fuji Oil Co., Ltd.	17,495
1,400		Hokuto Corp.	48,618
1,300		Katokichi Co., Ltd.	34,115
1,000		Kirin Beverage Corp.	19,725
		TOTAL	156,272
		Household & Personal Products--0.3%
10,000	[1]	Kanebo Ltd.	24,755
		Materials--3.4%
9,000		Central Glass Co., Ltd.	42,355
40,000		Daido Steel Co., Ltd.	102,519
13,000		Dowa Mining Co., Ltd.	56,403
10,000		Mitsubishi Gas Chemical Co., Inc.	30,178
15,000		Nippon Sanso Corp.	59,045
4,000		Nissan Chemical Industries Ltd.	32,050
		TOTAL	322,550
		Pharmaceuticals & Biotechnology--2.2%
6,000		Dainippon Pharmaceutical Co., Ltd.	99,195
4,000		Hisamitsu Pharmaceutical Co., Inc.	69,384
3,000		Rohto Pharmaceutical Co., Ltd.	37,789
		TOTAL	206,368
		Retailing--0.9%
1,000		Belluna Co., Ltd.	26,023
2,000		JUSCO Co., Ltd.	43,387
6,000	[1]	The Seiyu Ltd.	15,903
		TOTAL	85,313
		Software & Services--0.7%
1,800		Capcom Co., Ltd.	62,351
		Technology Hardware & Equipment--0.4%
4,000		Japan Aviation Electronics Industry Ltd.	27,152
1,000		Sigma Koki Co., Ltd.	14,083
		TOTAL	41,235
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Transportation--0.7%
10,000	[1]	All Nippon Airways Co., Ltd.	$34,115
3,000		Kintetsu World Express, Inc.	27,029
		TOTAL	61,144
		Utilities--0.3%
14,000		Toho Gas Co., Ltd.	25,105
		TOTAL JAPAN	1,359,364
		KOREA, REPUBLIC OF--0.3%
		Diversified Financials--0.3%
1,120	[1]	Kookmin Credit Card Co., Ltd.	24,680
		NETHERLANDS--3.5%
		Capital Goods--0.3%
1,300		Koninklijke Boskalis Westminster NV	32,104
		Commercial Services & Supplies--0.3%
2,395		Vedior NV	28,898
		Diversified Financials--0.6%
637		Van der Moolen Holding NV	54,551
		Food & Drug Retailing--0.2%
2,360		Laurus NV	22,382
		Food Beverage & Tobacco--1.4%
2,515		Koninklijke Wessanen NV	31,055
1,779		CSM NV	44,101
1,000		Nutreco Holding NV	53,147
		TOTAL	128,303
		Materials--0.4%
1,100		DSM NV	38,537
		Software & Services--0.3%
775	[1]	Teleplan International NV	25,834
		TOTAL NETHERLANDS	330,609
		NEW ZEALAND--0.5%
		Energy--0.5%
11,500		Fletcher Challenge Ltd.	43,509
		NORWAY--1.9%
		Banks--0.3%
1,095		Gjensidige NOR Sparebank	31,987
		Capital Goods--0.3%
1,180		Eltek ASA	28,568
		Energy--0.4%
2,600	[1]	ProSafe ASA	40,192
		Food Beverage & Tobacco--0.5%
7,000	[1]	Pan Fish ASA	47,739
		Pharmaceuticals & Biotechnology--0.2%
7,110	[1]	Nutri Pharma ASA	13,900
		Technology Hardware & Equipment--0.2%
1,900	[1]	Tandberg ASA	17,493
		TOTAL NORWAY	179,879
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SINGAPORE--2.0%
		Capital Goods--0.7%
20,000		Natsteel Ltd.	$33,718
30,000		SembCorp Industries Ltd.	29,446
		TOTAL	63,164
		Commercial Services & Supplies--0.4%
6,400		Sembcorp Logistics Ltd.	35,473
		Real Estate--0.5%
16,000	[1]	Capitaland Ltd.	27,714
14,000		Keppel Land Ltd.	22,229
		TOTAL	49,943
		Technology Hardware & Equipment--0.4%
10,000		Elec & Eltek International Co., Ltd.	30,200
2,000		Natsteel Electronics Ltd.	9,065
		TOTAL	39,265
		TOTAL SINGAPORE	187,845
		SPAIN--2.2%
		Banks--0.4%
1,150		Banco Popular Espanol SA	40,062
		Capital Goods--0.8%
1,326		Actividades de Construccion y Servicios SA	31,252
4,118	[1]	Grupo Dragados SA	44,855
		TOTAL	76,107
		Insurance--0.2%
1,271		Corporacion Mapfre, Compania Internacional de Reaseguros SA	24,227
		Pharmaceuticals & Biotechnology--0.4%
3,160	[1]	Zeltia SA	36,942
		Utilities--0.4%
1,400	[1]	Grupo Auxiliar Metalurgico SA (Gamesa)	33,654
		TOTAL SPAIN	210,992
		SWEDEN--1.8%
		Health Care Equipment & Services--1.2%
4,200	[1]	Capio AB	31,147
1,400		Nobel Biocare AB	43,161
2,000	[1]	Q-Med AB	40,682
		TOTAL	114,990
		Real Estate--0.3%
1,265		JM AB, Class B	28,010
		Software & Services--0.1%
2,455	[1]	Readsoft AB	14,045
		Technology Hardware & Equipment--0.2%
1,900	[1]	Teligent AB	14,795
		TOTAL SWEDEN	171,840
		SWITZERLAND--8.3%
		Banks--0.5%
15		Bank Sarasin & Cie	48,121
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWITZERLAND--continued
		Capital Goods--1.3%
100		Feintool International Holding AG	$47,196
50		Sulzer AG	36,060
100		Swisslog Holding AG	43,803
		TOTAL	127,059
		Consumer Durables & Apparel--0.2%
20	[1]	Kudelski SA	22,210
		Diversified Financials--0.6%
40		OZ Holding AG	57,992
		Health Care Equipment & Services--3.0%
30		Disetronic Holding AG	26,744
1,300	[1]	Jomed NV	71,380
13		Phonak Holding AG	53,816
40		Straumann Holding AG	71,565
58		Tecan Group AG	60,151
		TOTAL	283,656
		Materials--1.1%
80		Clariant AG	28,675
60		Lonza AG	34,870
700	[1]	Syngenta AG	37,572
		TOTAL	101,117
		Pharmaceuticals & Biotechnology--0.4%
87	[1]	Actelion Ltd.	39,504
		Technology Hardware & Equipment--0.7%
140	[1]	Logitech International SA	35,412
35	[1]	Micronas Semiconductor Holding AG	14,640
30		SEZ Holding AG	16,657
		TOTAL	66,709
		Transportation--0.5%
70		Kuehne & Nagel International AG	43,143
		TOTAL SWITZERLAND	789,511
		UNITED KINGDOM--14.3%
		Capital Goods--1.6%
4,900		AMEC PLC	25,278
17,900		Balfour Beatty PLC	31,851
12,000		Chloride Group PLC	29,248
12,004		FKI PLC	39,489
810	[1]	Turbo Genset, Inc.	23,025
		TOTAL	148,891
		Commercial Services & Supplies--2.1%
1,629		Amey PLC	46,622
1,349	[1]	BTG PLC	28,341
2,010		Guardian IT PLC	29,004
30,000	[1]	Kidde PLC	32,298
3,000		Laird Group PLC	15,476
2,250	[1]	Trafficmaster PLC	13,004
2,500		WS Atkins PLC	32,990
		TOTAL	197,735
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Diversified Financials--1.6%
8,000	[1]	Collins Stewart Holdings PLC	$50,840
2,800		Intermediate Capital Group PLC	38,310
7,070		Man Group PLC	65,228
		TOTAL	154,378
		Energy--0.3%
7,486		British Energy PLC	28,880
		Food Beverage & Tobacco--0.4%
5,400		Associated British Foods PLC	40,656
		Health Care Equipment & Services--0.7%
8,113	[1]	Biocompatibles International PLC	44,158
2,600		Nestor Healthcare Group PLC	19,050
		TOTAL	63,208
		Hotels Restaurants & Leisure--0.3%
5,047		J.D. Wetherspoon PLC	25,206
50		Whitbread PLC	411
		TOTAL	25,617
		Materials--0.2%
19,167		Corus Group PLC	20,206
		Media--1.0%
6,000		HIT Entertainment PLC	36,022
12,500		Incepta Group PLC	20,654
220	[1]	Scoot.com PLC	214
10,250		Taylor Nelson Sofres PLC	38,164
		TOTAL	95,054
		Pharmaceuticals & Biotechnology--2.0%
1,196	[1]	Cambridge Antibody Technology Group PLC	67,958
2,500		Galen Holdings PLC	31,775
15,119	[1]	Medisys PLC	29,887
3,926	[1]	Shire Pharmaceuticals Group PLC	61,934
		TOTAL	191,554
		Retailing--0.8%
31,343		Electronics Boutique PLC	22,965
5,130		Matalan PLC	53,696
		TOTAL	76,661
		Software & Services--2.0%
490	[1]	Autonomy Corp. PLC	13,995
8,900	[1]	Baltimore Technologies PLC	45,913
40	[1]	Generics Group AG	14,504
5,000	[1]	Intec Telecom Systems PLC	30,056
1,260	[1]	NXT PLC	12,341
650		RM PLC	5,511
1,100		Royalblue Group PLC	17,024
5,400	[1]	Telework Group PLC	15,342
896	[1]	Transense Technologies PLC	32,128
		TOTAL	186,814
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Technology Hardware & Equipment--0.6%
2,800	[1]	Morse PLC	$15,952
1,350		Volex Group PLC	39,364
		TOTAL	55,316
		Transportation--0.7%
2,500		National Express Group PLC	27,028
36,000		Stagecoach Holdings PLC	35,528
		TOTAL	62,556
		TOTAL UNITED KINGDOM	1,347,526
		UNITED STATES--0.4%
		Health Care Equipment & Services--0.4%
9,147	[1]	ResMed, Inc., GDR	37,119
		TOTAL COMMON STOCKS (IDENTIFIED COST $8,469,734)	8,658,221
		PREFERRED STOCKS--0.3%
		GERMANY, FEDERAL REPUBLIC OF--0.3%
		Retailing--0.3%
100		Hugo Boss AG, Pfd. (identified cost $28,136)	28,170
		REPURCHASE AGREEMENT--8.4%[2]
$795,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	795,000
		TOTAL INVESTMENTS (IDENTIFIED COST $9,292,870)[3]	$9,481,391

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $9,301,470. The net unrealized appreciation of investments on a federal tax basis amounts to $179,921 which is comprised of $835,340 appreciation and $655,419 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($9,444,773) at December 31, 2000.

The following acronym is used throughout this portfolio:

GDR	--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $9,292,870)		$9,481,391
Cash		126,003
Cash denominated in foreign currencies (identified cost $6,181)		6,220
Income receivable		7,850
Receivable for investments sold		118,855
Receivable for shares sold		4,812
TOTAL ASSETS		9,745,131
Liabilities:
Payable for investments purchased	$231,894
Payable for shares redeemed	505
Net payable for foreign currency exchange contracts	198
Accrued expenses	67,761
TOTAL LIABILITIES		300,358
Net assets for 1,190,477 shares outstanding		$9,444,773
Net Assets Consist of:
Paid in capital		$11,672,010
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		187,101
Accumulated net realized loss on investments and foreign currency transactions		(2,399,666)
Accumulated net operating loss		(14,672)
TOTAL NET ASSETS		$9,444,773
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$9,444,773 ÷ 1,190,477 shares outstanding		$7.93

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended December 31, 20001

Investment Income:
Dividends (net of foreign taxes withheld of $5,288)			$43,621
Interest			30,543
TOTAL INCOME			74,164
Expenses:
Investment adviser fee		$79,327
Administrative personnel and services fee		83,675
Custodian fees		113,645
Transfer and dividend disbursing agent fees and expenses		18,040
Audit fees		12,000
Legal fees		3,566
Portfolio accounting fees		36,932
Shareholder services fee		6,346
Share registration costs		2,880
Printing and postage		11,695
Insurance premiums		1,134
Miscellaneous		1,360
TOTAL EXPENSES		370,600
Waiver and Reimbursement:
Waiver of investment adviser fee	$(69,992)
Reimbursement of other operating expenses	(205,138)
TOTAL WAIVER AND REIMBURSEMENT		(275,130)
Net expenses			95,470
Net operating loss			(21,306)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(2,397,916)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			187,101
Net realized and unrealized loss on investments and foreign currency transactions			(2,210,815)
Change in net assets resulting from operations			$(2,232,121)

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended December 31	2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(21,306)
Net realized loss on investments and foreign currency transactions	(2,397,916)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	187,101
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,232,121)
Share Transactions:
Proceeds from sale of shares	11,765,879
Cost of shares redeemed	(88,985)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	11,676,894
Change in net assets	9,444,773
Net Assets:
Beginning of period	--
End of period	$9,444,773

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Period Ended December 31	2000 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(2.05)
TOTAL FROM INVESTMENT OPERATIONS	(2.07)
Net Asset Value, End of Period	$ 7.93
Total Return[2]	(20.70%)

Ratios to Average Net Assets:
Expenses	1.50%[3]
Net operating loss	(0.34%)[3]
Expense waiver/reimbursement[4]	4.34%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,445
Portfolio turnover	177%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratio shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Small Company Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain/Loss on Investments and Foreign Currency Transactions	Undistributed Net Investment Income	Paid-In Capital
$(1,750)	$6,634	$(4,884)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $1,531,482 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Additionally, net capital losses of $859,584 attributable to security transactions after October 31, 2000, are treated as arising on January 1, 2001, the first day of the Fund's taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At December 31, 2000, the Fund had outstanding foreign currency contracts as set forth below:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciaton (Depreciation)
Contracts Purchased:
1/2/2001	2,510 British Pound Sterling	$ 3,725	$ 3,753	$ 28
1/3/2001	2,349 British Pound Sterling	3,493	3,513	20
1/3/2001	11,619 Swiss Franc	7,108	7,168	60
1/4/2001	8,944 British Pound Sterling	13,299	13,373	74
Contracts Sold:
1/2/2001	6,629 British Pound Sterling	9,751	9,912	(161)
1/2/2001	8,725 Euro Dollar	8,071	8,193	(122)
1/2/2001	10,568 Swedish Krona	1,104	1,119	(15)
1/3/2001	659 British Pound Sterling	977	985	(8)
1/3/2001	5,986 British Pound Sterling	8,877	8,951	(74)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				(198)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Period Ended December 31	2000	[1]
Shares sold	1,201,323
Shares redeemed	(10,846)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,190,477

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The adviser may voluntarily choose to waive any portion of its fee. The adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 2000, were as follows:

Purchases	$26,422,389
Sales	$15,394,740

RISK OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund II (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2000 (date of initial public investment) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Small Company II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the period from May 1, 2000 (date of initial public investment) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916850

G00433-18 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated Large Cap Growth Fund II, a portfolio of Federated Insurance Series.

This report covers the reporting period from June 19, 2000 (date of initial public investment) through December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

The fund is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the year, the fund's stock holdings were diversified across ten key business and industrial sectors. Many of the holdings--including America Online, Citigroup, The Gap, Bristol-Myers Squibb, General Electric, Home Depot, Johnson & Johnson, Merck, PepsiCo, Schwab, and Wal-Mart--are household names.

In a difficult and highly volatile year for stocks, this diversified stock portfolio produced a total return of (23.30%).1 At the end of the reporting period, the fund's net assets reached $7.2 million.

Thank you for choosing Federated Large Cap Growth Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Federated Large Cap Growth Fund II had a difficult first six months. Its total return for the period of June 19, 2000 through December 31, 2000 was (23.30%). The fund lagged its peers by entering the period overweighted in Technology and underweighted in Finance and Consumer Staples.1 Resolving the misweights in these sectors in late October reduced the damage and helped the fund to a good relative last November and December.

In an effort to improve relative performance and reduce volatility, the fund made three changes to its security selection process. The first was to change our sector-weight benchmark from the Standard & Poor's ("S&P") Barra Growth Index2 to the S&P 500.3 The rationale for this change was that the S&P Barra Growth Index had little or no exposure in five of the eleven economic sectors of the market and was too heavily concentrated in Technology and Health Care. In using the S&P 500 to benchmark sector weights, the fund will increase its diversification and lower its volatility. Second, the fund has reduced the extent to which its assets may be concentrated in a portion of the stocks in its portfolio. This should similarly increase diversification and reduce volatility.

1 Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

2 S&P Barra Growth Index: An unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged, and investments cannot be made in an index.

3 S&P 500: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

Third, we have changed the factors we use to recognize shifts in relative market sentiment among stocks since it is important to react quickly in a volatile market. The changes should allow the fund to better participate in stocks and sectors that are gaining market favor.

After struggling through a weak September, broader market indexes in general and growth indexes in particular accelerated to the downside in the fourth quarter of 2000. Fears that spending on communications infrastructure equipment may decelerate began to be realized as corporations and communications service providers started to revise down budgets for 2001. Slower growth in these capital expenditures will contract growth rates for many technology companies. This helped push the NASDAQ (an index of predominantly fast-growing technology companies) to a total return down 37.7% during the six month period from July 1, 2000 through December 31, 2000, while the S&P Barra Growth Index (a more diversified index of large-cap growth stocks) was down 24.0%. The S&P 500, which has Technology as its largest sector, was down 8.7%.

GROWTH OF $10,000 INVESTED IN FEDERATED LARGE CAP GROWTH FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
Start of Performance (6/19/2000) (cumulative)	(23.30%)

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund II (the "Fund") from June 19, 2000 (start of performance) to December 31, 2000 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Russell 2000 Index (RUS2).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the RUS2 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the RUS2 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--96.0%
		Capital Goods--6.1%
5,000		General Electric Co.	$239,687
700	[1]	Solectron Corp.	23,730
1,200		Sony Corp., ADR	83,700
1,700		Tyco International Ltd.	94,350

		TOTAL	441,467

		Communication Services--3.3%
500	[1]	Global Crossing Ltd.	7,156
200	[1]	Level 3 Communications, Inc.	6,562
200	[1]	MCI Worldcom, Inc.	2,812
700	[1]	NEXTEL Communications, Inc., Class A	17,325
500	[1]	Qwest Communications International, Inc.	20,500
1,900		SBC Communications, Inc.	90,725
900	[1]	Sprint PCS Group	18,394
600		Verizon Communications	30,075
200		Vodafone AirTouch PLC, ADR	7,162
400	[1]	VoiceStream Wireless Corp.	40,250

		TOTAL	240,961

		Consumer Cyclicals--9.1%
1,400		Gap (The), Inc.	35,700
4,200		Home Depot, Inc.	191,887
600	[1]	Kohl's Corp.	36,600
4,900		Lowe's Cos., Inc.	218,050
100		Omnicom Group, Inc.	8,287
4,900		Target Corp.	158,025
200		Wal-Mart Stores, Inc.	10,625

		TOTAL	659,174

		Consumer Staples--13.9%
2,600	[1]	AT&T Corp. -- Liberty Media Group, Inc., Class A	35,262
2,500		Cardinal Health, Inc.	249,062
100	[1]	Clear Channel Communications, Inc.	4,844
800		Coca-Cola Co.	48,750
1,200		Colgate-Palmolive Co.	77,460
200	[1]	Comcast Corp., Class A	8,350
200	[1]	Cox Communications, Inc., Class A	9,312
200	[1]	Infinity Broadcasting Corp., Class A	5,587
200		News Corp. Ltd., ADR	5,813
4,800		PepsiCo, Inc.	237,900
1,100	[1]	Safeway, Inc.	68,750
300	[1]	Viacom, Inc., Class B	14,025
5,600		Walgreen Co.	234,150
200		Walt Disney Co.	5,788

		TOTAL	1,005,053

		Energy--4.4%
1,200		Halliburton Co.	43,500
3,400		Schlumberger Ltd.	271,788

		TOTAL	315,288

Shares			Value
		COMMON STOCKS--continued
		Financials--12.0%
1,700		American International Group, Inc.	$167,556
2,100		Bank of New York Co., Inc.	115,894
4,100		Citigroup, Inc.	209,356
1,100		Fannie Mae	95,425
4,000		MBNA Corp.	147,750
100		Morgan Stanley, Dean Witter & Co.	7,925
4,300		Schwab (Charles) Corp.	122,013

		TOTAL	865,919

		Health Care--20.5%
2,200	[1]	Amgen, Inc.	140,663
800		Bristol-Myers Squibb Co.	59,150
600		Genentech, Inc.	48,900
3,800		HCA - The Healthcare Corp.	167,238
600	[1]	Immunex Corp.	24,375
500		Johnson & Johnson	52,531
2,400		Lilly (Eli) & Co.	223,350
900		Medtronic, Inc.	54,338
2,300		Merck & Co., Inc.	215,338
5,200		Pfizer, Inc.	239,200
4,200		Pharmacia Corp.	256,200

		TOTAL	1,481,283

		Technology--21.7%
400	[1]	ADC Telecommunications, Inc.	7,250
700	[1]	Agilent Technologies, Inc.	38,325
200	[1]	Altera Corp.	5,263
2,600	[1]	America Online, Inc.	90,480
700	[1]	Analog Devices, Inc.	35,831
200	[1]	Applied Materials, Inc.	7,638
300	[1]	Broadcom Corp.	25,200
600	[1]	Brocade Communications Systems, Inc.	55,088
1,400	[1]	CIENA Corp.	113,750
200	[1]	Cisco Systems, Inc.	7,650
300		Compaq Computer Corp.	4,515
300		Computer Associates International, Inc.	5,850
800		Corning, Inc.	42,250
300	[1]	Dell Computer Corp.	5,231
700	[1]	EMC Corp. Mass	46,550
200	[1]	Exodus Communications, Inc.	4,000
300		General Motors Corp., Class H	6,900
200		Intel Corp.	6,013
700	[1]	JDS Uniphase Corp.	29,181
900	[1]	Juniper Networks, Inc.	113,456
200		Linear Technology Corp.	9,250
400		Lucent Technologies, Inc.	5,400
1,300	[1]	Maxim Integrated Products, Inc.	62,156
300		Micron Technology, Inc.	10,650
1,600	[1]	Microsoft Corp.	69,400
1,200		Motorola, Inc.	24,300
200	[1]	Network Appliance, Inc.	12,838
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Technology--continued
300		Nokia Oyj, Class A, ADR	$13,050
2,000		Nortel Networks Corp.	64,125
3,300	[1]	Oracle Corp.	95,906
400	[1]	PMC-Sierra, Inc.	31,450
1,900	[1]	QUALCOMM, Inc.	156,156
400	[1]	SDL, Inc.	59,275
1,000	[1]	Siebel Systems, Inc.	67,625
4,300	[1]	Sun Microsystems, Inc.	119,863
400	[1]	Sycamore Networks, Inc.	14,900
500		Telefonaktiebolaget LM Ericsson, Class B, ADR	5,594
200	[1]	Tellabs, Inc.	11,300
200		Texas Instruments, Inc.	9,475
100	[1]	VeriSign, Inc.	7,419
400	[1]	VERITAS Software Corp.	35,000
500	[1]	Xilinx, Inc.	23,063
100	[1]	Yahoo, Inc.	3,017

		TOTAL	1,561,633

		Transportation--1.1%
1,300		United Parcel Service, Inc.	76,456

		Utilities--3.9%
3,400		Enron Corp.	282,625

		TOTAL COMMON STOCKS (IDENTIFIED COST $7,433,538)	6,929,859

		REPURCHASE AGREEMENT--9.5%[2]
$685,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	685,000

		TOTAL INVESTMENTS (IDENTIFIED COST $8,118,538)[3]	$7,614,859

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $8,405,263. The net unrealized depreciation of investments on a federal tax basis amounts to $790,404 which is comprised of $319,905 appreciation and $1,110,309 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($7,216,747) at December 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $8,118,538)		$7,614,859
Cash		63,953
Income receivable		2,711
Receivable for investments sold		95,783
Receivable for shares sold		11,199

TOTAL ASSETS		7,788,505

Liabilities:
Payable for investments purchased	$547,580
Accrued expenses	24,178

TOTAL LIABILITIES		571,758

Net assets for 940,875 shares outstanding		$7,216,747

Net Assets Consist of:
Paid in capital		$8,849,768
Net unrealized depreciation of investments		(503,679)
Accumulated net realized loss on investments		(1,129,342)

TOTAL NET ASSETS		$7,216,747

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$7,216,747 ÷ 940,875 shares outstanding		$7.67

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended December 31, 20001

Investment Income:
Dividends (net of taxes withheld of $27)			$9,869
Interest			12,207

TOTAL INCOME			22,076

Expenses:
Investment adviser fee		$25,768
Administrative personnel and services fee		66,598
Custodian fees		6,327
Transfer and dividend disbursing agent fees and expenses		9,648
Auditing fees		13,159
Legal fees		1,252
Portfolio accounting fees		26,539
Share registration costs		1,895
Printing and postage		6,925
Miscellaneous		2

TOTAL EXPENSES		158,113

Waiver and Reimbursement:
Waiver of investment adviser fee	$(25,768)
Reimbursement of other operating expenses	(104,928)

TOTAL WAIVER AND REIMBURSEMENT		(130,696)

Net expenses			27,417

Net operating loss			(5,341)

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(1,129,342)
Net change in unrealized depreciation of investments			(503,679)

Net realized and unrealized loss on investments			(1,633,021)

Change in net assets resulting from operations			$(1,638,362)

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended December 31	2000 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(5,341)
Net realized loss on investments	(1,129,342)
Net change in unrealized depreciation of investments	(503,679)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,638,362)

Share Transactions:
Proceeds from sale of shares	8,858,321
Cost of shares redeemed	(3,212)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,855,109

Change in net assets	7,216,747

Net Assets:
Beginning of period	--

End of period	$7,216,747

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended December 31	2000 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.01)
Net realized and unrealized loss on investments	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	(2.33)

Net Asset Value, End of Period	$ 7.67

Total Return[2]	(23.30%)

Ratios to Average Net Assets:

Expenses	0.90%[3]

Net operating loss	(0.18%)[3]

Expense waiver/reimbursement[4]	4.31%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,217

Portfolio turnover	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating loss. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-in Capital	Undistributed Net Investment Income
$(5,341)	$5,341

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $498,563, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Additionally, net capital losses of $344,054 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Period Ended December 31	2000	[1]
Shares sold	941,189
Shares redeemed	(314)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	940,875

1 Reflects operations for the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended December 31, 2000, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 2000, were as follows:

Purchases	$14,608,727

Sales	$6,045,848

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 19, 2000 (date of initial public investment) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the period from June 19, 2000 (date or initial public investment) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916835

G00433-19 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the second Annual Report to Shareholders for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

As its name implies, this fund pursues income from a portfolio of high-quality securities that include U.S. Treasury and agency bonds as well as investment-grade corporate bonds. The year 2000 was excellent for high-quality bonds and that is reflected in the fund's total return performance. Also, high-quality bonds remain a traditional investment for income and serve as a relatively conservative complement to more aggressive stock holdings.

In this positive environment, the fund produced a total return of 10.45% and its net asset value increased from $9.80 to $10.72.1 It also delivered income to shareholders totaling $0.096 per share. At the end of the reporting period, the fund's net assets totaled $119.8 million.

Thank you for choosing Federated Quality Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-quality bonds.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Millennium year was schizophrenic in terms of the Federal Reserve Board (the "Fed") policy and interest rates. The early part of the year saw aggressive Fed tightening of monetary policy and higher interest rates on fears of a pickup in inflation, and the latter half of the year saw a weakening economy, falling oil prices, and falling interest rates. Despite the volatility, it was a great year for high quality bond investors as they were treated to healthy returns for the year as a whole.

After reaching the year's peak in May, interest rates fell precipitously over the second half of 2000. Intermediate interest rates such as the two-year and five-year Treasury yields experienced the greatest declines, both declining about 180 basis points from their peaks. This steep decline in the "belly of the yield curve" benefited the Quality Bond Fund II most since it has the bulk of its investments in the two-ten year maturity area.

In terms of relative fixed income sector performance, the second half demonstrated a preference for Treasury securities and then high quality, highly liquid securities over less liquid or lower quality securities. The higher quality spread sectors performed relatively well, while the lower quality sectors underperformed the treasury market considerably. This divergence of performance on quality/liquidity lines was due to corporate profit worries from a weakening economy.

For the full year of 2000, the fund had a total return of 10.45%. Quality Bond Fund II grew substantially over the last year as investors viewed investment-grade bond funds in a more positive light compared to equities.

The fund maintained a majority of the portfolio in corporate bonds throughout 2000. Additionally, the fund added incremental yield and total return relative to U.S. treasuries by maintaining an overweight in other spread product such as U.S. agency securities. This proved to be a winning combination and very beneficial to performance, as corporate spreads widened over the six-month period and agency spreads tightened. We used the relatively weak performance of corporate securities late in the reporting period to add new corporates to the portfolio. As of December 31, 2000, corporates amounted to 49.2% of the portfolio.

We expect to transition the portfolio to a larger position in corporates and remain slightly longer in duration than the benchmark. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. Our yield curve stance for now will remain roughly bulleted.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	10.45%
Start of Performance (4/28/1999)	4.83%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") from April 28, 1999 (start of performance) to December 31, 2000 compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, the LBCB and the LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT is a weighted index that combines components of the LBCB and the LBGCT. Figures shown for the index assume a constant weighting of 50% LBCB and 50% LBGCT throughout the period. The LBCB/LBGCT, the LBCB and the LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2000

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.5%
$1,250,000		MBNA Master Credit Card Trust (Series 2000-A), Class A, 7.35%, 7/16/2007	$1,312,550
450,000		Prime Credit Card Master Trust (Series 2000-1), Class A, 6.70%, 10/15/2009	452,227

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,699,365)	1,764,777
		CORPORATE BONDS--49.2%
		Aerospace & Defense--0.9%
1,000,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	1,101,700
		Air Transportation--1.5%
70,688		Continental Airlines, Inc., Pass Thru Cert. (Series 1999-2), Class C1, 7.73%, 3/15/2011	73,716
200,000		Delta Air Lines, Inc., Note, 8.30%, 12/15/2029	171,978
450,000		Delta Air Lines, Inc., Pass Thru Cert. (Series 2000-1), Class B, 7.92%, 11/18/2010	480,636
750,000		Northwest Airlines Corp., Pass Thru Cert. (Series 2000-1), 8.072%, 10/1/2019	830,917
200,000		United Air Lines, Pass Thru Cert. (Series 2000-1), Class A2, 7.73%, 7/1/2010	214,298
		TOTAL	1,771,545
		Automotive--1.0%
600,000		Dana Corp., Note, 6.25%, 3/1/2004	480,750
200,000		General Motors Corp., MTN, 9.45%, 11/1/2011	236,246
160,000		Hertz Corp., Sr. Note, 7.00%, 1/15/2028	141,939
350,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	356,251
		TOTAL	1,215,186
		Banking--3.9%
250,000		Banco Santander Central Hispano, SA, Bank Guarantee, 7.875%, 4/15/2005	259,752
1,025,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	1,076,820
275,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	245,495
1,000,000		National Bank of Canada, NY, Note (Series B), 8.125%, 8/16/2004	1,063,660
285,000		PNC Funding Corp., Unsecd. Sub. Note, 6.875%, 7/15/2007	280,417
750,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	755,650
1,000,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	1,023,350
		TOTAL	4,705,144
		Beverage & Tobacco--1.1%
500,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	515,525
750,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	776,220
		TOTAL	1,291,745
		Broadcast Radio & TV--0.8%
1,000,000		Clear Channel Communications, Inc., Sr. Note, 7.65%, 9/15/2010	1,020,680
		Cable Television--1.3%
500,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	549,055
1,000,000		Cox Communications, Inc., MTN, 6.69%, 9/20/2004	997,690
		TOTAL	1,546,745
		Consumer Products--0.4%
500,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	528,455
		Ecological Services & Equipment--1.1%
1,325,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	1,281,765
Principal Amount			Value
		CORPORATE BONDS--continued
		Education--0.3%
$250,000		Boston University, 7.625%, 7/15/2097	$238,795
100,000		Columbia University, MTN, 8.62%, 2/21/2001	100,319
		TOTAL	339,114
		Finance - Automotive--1.1%
500,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	501,295
400,000		General Motors Acceptance Corp., MTN, 6.75%, 12/10/2002	403,008
400,000		General Motors Acceptance Corp., MTN, 7.50%, 7/15/2005	411,240
		TOTAL	1,315,543
		Financial Intermediaries--4.2%
1,000,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	986,740
1,000,000	[1]	FMR Corp., Deb., 7.57%, 6/15/2029	1,013,110
750,000		Lehman Brothers Holdings, Inc., Bond, 7.875%, 8/15/2010	774,907
250,000		Lehman Brothers Holdings, Inc., MTN, 7.00%, 5/15/2003	252,882
435,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	443,052
1,500,000		Morgan Stanley Group, Inc., Sr. Unsub, 7.125%, 1/15/2003	1,527,600
		TOTAL	4,998,291
		Financial Services--3.4%
1,500,000		Associates Corp. of North America, Sr. Note, 6.875%, 8/1/2003	1,516,845
1,500,000		Boeing Capital Corp., MTN, 6.68%, 12/1/2003	1,527,075
1,000,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,012,010
		TOTAL	4,055,930
		Food & Drug Retailers--0.4%
500,000		Kroger Co., Inc., 7.25%, 6/1/2009	511,860
		Forest Products--0.3%
250,000		Donohue Forest Products, 7.625%, 5/15/2007	258,485
150,000		Fort James Corp., Deb., 8.375%, 11/15/2001	149,302
		TOTAL	407,787
		Health Care--0.6%
750,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	770,737
		Insurance--2.9%
1,250,000		CNA Financial Corp., Note, 6.95%, 1/15/2018	1,035,962
500,000		Continental Corp., Note, 7.25%, 3/1/2003	498,610
900,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	907,218
350,000		GEICO Corp., Deb., 9.15%, 9/15/2021	370,604
400,000		USF&G Capital II, Company Guarantee, 8.47%, 1/10/2027	368,148
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	248,365
		TOTAL	3,428,907
		Leisure & Entertainment--0.9%
750,000		International Speedway Corp., Company Guarantee, 7.875%, 10/15/2004	756,952
250,000		Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022	251,132
107,000		Paramount Communications, Inc., Sr. Note, 7.50%, 1/15/2002	107,872
		TOTAL	1,115,956
Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--1.5%
$1,000,000		Barrick Gold Finance, Inc. Company Guanrantee, 7.50%, 5/1/2007	$1,010,500
625,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	644,369
125,000		Noranda, Inc., Deb., 8.625%, 7/15/2002	127,562
		TOTAL	1,782,431
		Oil & Gas--4.4%
500,000		Apache Finance Pty Ltd., Company Guarantee, 7.00%, 3/15/2009	511,110
250,000		Enterprise Oil, Bond, 7.00%, 5/1/2018	231,767
250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	245,190
500,000		Husky Oil Ltd., Sr. Unsecd. Note, 7.125%, 11/15/2006	503,385
1,015,000		Occidental Petroleum Corp., Sr. Note, 6.75%, 11/15/2002	1,023,161
300,000	[1]	Pemex Finance Ltd., Note, 9.03%, 2/15/2011	316,155
735,000		Tosco Corp., Unsecd. Note, 8.125%, 2/15/2030	792,315
250,000		USX Corp., Deb., 9.375%, 5/15/2022	284,318
250,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	253,930
250,000		Williams Cos., Inc. (The), Note, 6.50%, 12/1/2008	241,913
750,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	777,383
		TOTAL	5,180,627
		Pharmaceutical--0.3%
380,000		American Home Products Corp., Note, 7.90%, 2/15/2005	402,150
		Printing & Publishing--0.9%
700,000		News America Holdings, Inc., Sr. Deb., 10.125%, 10/15/2012	768,292
250,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	262,268
		TOTAL	1,030,560
		Rail Industry--0.2%
250,000		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	246,074
		Real Estate--1.4%
1,250,000		EOP Operating LP, Note, 7.375%, 11/15/2003	1,270,388
400,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	405,904
		TOTAL	1,676,292
		Retailers--4.8%
1,000,000		Federated Department Stores, Inc., Sr. Note, 8.125%, 10/15/2002	1,015,660
250,000		Federated Department Stores, Inc., Sr. Note, 10.00%, 2/15/2001	250,853
250,000		Harcourt General, Inc., Sr. Note, 6.70%, 8/1/2007	235,913
250,000		May Department Stores Co., Deb., 9.875%, 6/15/2021	265,198
600,000		Safeway, Inc., Note, 7.25%, 9/15/2004	613,254
400,000		Safeway, Inc., Sr. Unsecd. Note, 6.05%, 11/15/2003	395,280
550,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	645,733
750,000		TJX Cos., Inc., 7.45%, 12/15/2009	759,578
1,000,000		Target Corp., Sr. Unsecd. Note, 7.50%, 2/15/2005	1,044,720
500,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	522,765
		TOTAL	5,748,954
Principal Amount			Value
		CORPORATE BONDS--continued
		Sovereign--0.8%
$1,000,000		Korea Development Bank, Unsecd. Bond, 6.50%, 11/15/2002	$994,970
		Sovereign Government--0.6%
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	636,630
		Supranational--0.5%
100,000		Corp Andina De Fomento, Sr. Note, 7.75%, 3/1/2004	101,937
500,000		Corp Andina De Fomento, Unsecd. Note, 8.875%, 6/1/2005	533,650
		TOTAL	635,587
		Technology Services--1.6%
1,000,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	898,660
339,000		International Business Machines Corp., Note, 7.25%, 11/1/2002	346,031
600,000		Unisys Corp., Sr. Note, 11.75%, 10/15/2004	636,000
		TOTAL	1,880,691
		Telecommunications & Cellular--4.1%
1,000,000		CenturyTel, Inc., Sr. Note, 8.375%, 10/15/2010	1,040,360
1,000,000		Deutsche Telekom International Finance, Company Guarantee 8.25%, 6/15/2030	985,760
250,000		Lucent Technologies, Inc., Note, 6.90%, 7/15/2001	247,445
250,000		MetroNet Communications Corp., Sr. Note, 12.00%, 8/15/2007	276,250
200,000		MetroNet Escrow Corp., Sr. Note, 10.625%, 11/1/2008	220,500
1,000,000		Sprint Capital Corp., Company Guarantee, 6.375%, 5/1/2009	918,490
450,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	445,878
750,000		Telecom de Puerto Rico, Sr. Note, 6.65%, 5/15/2006	729,045
		TOTAL	4,863,728
		Utilities--2.0%
900,000	[1]	Israel Electric Corp. Ltd., Note, 8.25%, 10/15/2009	917,118
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	91,292
1,000,000		Kansas City Power and Light Co., Sr. Note, 7.125%, 12/15/2005	1,006,380
375,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 9.00%, 9/1/2021	395,273
		TOTAL	2,410,063
		TOTAL CORPORATE BONDS (IDENTIFIED COST $57,477,086)	58,895,847
		MORTGAGE BACKED SECURITIES--31.1%
		Federal Home Loan Mortgage Corporation--15.7%
18,472,627		6.25% - 8.00%, 7/15/2004 - 9/1/2030	18,754,620
		Federal National Mortgage Association--13.0%
15,734,925		4.75% - 7.125%, 11/14/2003 -- 1/15/2030	15,593,336
		Government National Mortgage Association--2.4%
3,058,189		6.50% - 8.00%, 4/15/2029 -- 9/15/2030	2,902,732
		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $36,151,869)	37,250,688
Principal Amount or Shares			Value
		MUNICIPAL--0.2%
		Municipal Services--0.2%
$250,000		Minneapolis/St. Paul, MN Airport Commission, UT GO Taxable Revenue Bonds (Series 9), 8.95% (Minneapolis/St. Paul, MN), 1/1/2022 (identified cost $268,842)	$264,375
		U.S. TREASURY OBLIGATIONS--12.5%
5,000,000		U.S.Treasury Bond, 6.88%, 8/15/2025	5,846,650
8,825,000		U.S. Treasury Notes, 4.25% - 6.00%, 12/31/2002 -- 8/15/2009	9,067,887
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $14,762,117)	14,914,537
		PREFERRED STOCKS--0.4%
		Financial Intermediaries--0.2%
5,000		Citigroup, Inc., Cumulative Pfd., $3.18	234,375
		Telecommunications & Cellular--0.2%
10,000		TCI Communications Financing, Pfd., $2.50	250,625
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $503,205)	485,000
		REPURCHASE AGREEMENT--2.7%[2]
$3,295,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	3,295,000
		TOTAL INVESTMENTS (IDENTIFIED COST $114,157,484)[3]	$116,870,224

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2000, these securities amounted to $5,195,893 which represents 4.3% of net assets.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $114,158,164. The net unrealized appreciation of investments on a federal tax basis amounts to $2,712,060 which is comprised of $2,959,740 appreciation and $247,680 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($119,782,973) at December 31, 2000.

The following acronyms are used throughout this portfolio:

GO	--General Obligation
MTN	--Medium Term Note
REIT	--Real Estate Investment Trust
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $114,157,484)		$116,870,224
Cash		1,613
Income receivable		2,007,697
Receivable for shares sold		955,120
TOTAL ASSETS		119,834,654
Liabilities:
Payable for shares redeemed	$4,525
Payable for auditing fees	17,048
Payable for share registration costs	14,080
Payable for portfolio accounting fees	4,727
Payable for printing and postage	4,142
Payable for legal fees	3,273
Payable for custodian fees	1,275
Payable for insurance premiums	1,210
Accrued expenses	1,401
TOTAL LIABILITIES		51,681
Net assets for 11,171,862 shares outstanding		$119,782,973
Net Assets Consist of:
Paid in capital		$112,831,203
Net unrealized appreciation of investments		2,712,740
Accumulated net realized gain on investments		389,591
Undistributed net investment income		3,849,439
TOTAL NET ASSETS		$119,782,973
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$119,782,973 ÷ 11,171,862 shares outstanding		$10.72

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends			$40,912
Interest			4,335,611
TOTAL INCOME			4,376,523
Expenses:
Investment adviser fee		$361,257
Administrative personnel and services fee		125,000
Custodian fees		5,823
Transfer and dividend disbursing agent fees and expenses		2,000
Directors'/Trustees' fees		752
Auditing fees		16,075
Legal fees		7,405
Portfolio accounting fees		47,712
Shareholder services fee		150,524
Share registration costs		19,002
Printing and postage		26,095
Insurance premiums		1,210
Miscellaneous		1,109
TOTAL EXPENSES		763,964
Waivers:
Waiver of investment adviser fee	$(192,006)
Waiver of shareholder services fee	(150,524)
TOTAL WAIVERS		(342,530)
Net expenses			421,434
Net investment income			3,955,089
Realized and Unrealized Gain on Investments:
Net realized gain on investments			460,444
Net change in unrealized depreciation of investments			3,009,273
Net realized and unrealized gain on investments			3,469,717
Change in net assets resulting from operations			$7,424,806

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,955,089	$345,107
Net realized gain (loss) on investments	460,444	(70,853)
Net change in unrealized appreciation (depreciation) of investments	3,009,273	(296,533)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,424,806	(22,279)
Distributions to Shareholders:
Distributions from net investment income	(437,589)	--
Share Transactions:
Proceeds from sale of shares	105,076,487	22,863,431
Net asset value of shares issued to shareholders in payment of distributions declared	437,589	--
Cost of shares redeemed	(11,340,581)	(4,218,891)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	94,173,495	18,644,540
Change in net assets	101,160,712	18,622,261
Net Assets:
Beginning of period	18,622,261	--
End of period (including undistributed net investment income of $3,849,439 and $345,107, respectively)	$119,782,973	$18,622,261

1 For the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Net Asset Value, Beginning of Period	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.76	(0.38)
TOTAL FROM INVESTMENT OPERATIONS	1.02	(0.20)
Less Distributions:
Distributions from net investment income	(0.10)	--
Net Asset Value, End of Period	$10.72	$ 9.80
Total Return[2]	10.45%	(2.00%)

Ratios to Average Net Assets:
Expenses	0.70%	0.68%[3]
Net investment income	6.57%	6.11%[3]
Expense waiver/reimbursement[4]	0.57%	2.82%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$119,783	$18,622
Portfolio turnover	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$13,168	$(13,168)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Year Ended 12/31/2000	Period Ended 12/31/1999	[1]
Shares sold	10,358,711	2,328,653
Shares issued to shareholders in payment of distributions declared	44,470	--
Shares redeemed	(1,131,006)	(428,966)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	9,272,175	1,899,687

1 For the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2000, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$52,186,494
Sales	$4,454,307

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2000, were as follows:

Purchases	$77,049,989
Sales	$32,096,115

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916884

G00433-14 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Small Cap Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the second Annual Report to Shareholders for Federated Small Cap Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Small Cap Strategies Fund II is managed to offer shareholders significant opportunities for long-term growth by owning a highly diversified portfolio of small cap stocks.1 These stocks, issued by companies with a typical market capitalization of less than $1 billion, offer the potential for high returns over time in exchange for a higher level of risk as compared to stocks issued by larger, well-established companies. To help reduce risk and seek opportunities in this dynamic market, the fund's portfolio is carefully selected and broadly diversified.

During the reporting period, the small cap market declined on the significant weakness of the Technology sector. In this difficult environment, the fund recorded a total return of (28.56%).2 By the end of the period, the fund's assets reached $6.5 million.

When it comes to performance, it's important to have a longer-term perspective. Please note that for the period beginning May 28, 1999, and ending December 31, 1999, the fund produced a total return of 39.10%.

Thank you for choosing Federated Small Cap Strategies Fund II as a diversified, professionally managed way to participate in the growth potential of dynamic, small American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Small-cap stocks have historically experienced greater volatility than average.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Federated Small Cap Strategies Fund II total return was (28.56%) during the year, underperforming the Wilshire Small Cap Index's (4.34%)3 performance in the same reporting period. The fund lagged due to weakness in the largest sector--Technology. Both security selection and a slight overweight contributed to underperformance in the Technology sector. Additional weakness in the fund was due to the security selection and marginal overweights in the Capital Goods and Finance sectors. On the positive side, stock selection in the Consumer Cyclicals, Health Care, and Transportation sectors was strong.

During the year, significant weakness in the Technology sector continued to drag down the market, and in response we reduced our exposure to small cap Technology stocks. At first, valuations of small cap Technology stocks contracted considerably. Subsequently, Technology stock fundamentals started to deteriorate amid lower than expected earnings and fears of an economic slowdown. Also in response to the falling market, we increased our exposure to small cap value stocks across many sectors from 30 percent to approximately 50 percent of the portfolio.

The fund's portfolio showed strength in the more defensive sectors of Utilities, Transportation, and Energy. Many Utility stocks performed very well due to rising electricity and gas prices.

After an extensive study of small cap benchmarks, we have decided to focus on the Wilshire Small Cap Index as our primary benchmark with the Russell 2000 Index and Standard & Poor's Small Cap 600 Index remaining as secondary benchmarks. All three benchmarks are correlated to each other by over 95 percent. We actively monitor the fund's portfolio volatility against the benchmarks in order to quickly respond to changing circumstances in the small cap market.

3 Wilshire Small Cap Index contains 250 companies screened out of the Wilshire 1750 for their size, sector and trading characteristics. The Index rebalances on a calendar quarter basis and companies are replaced regularly.

4 Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

5 S&P SmallCap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the mid range of the U.S. stock market.

GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
One Year	(28.56%)

Start of Performance (5/28/1999)	(0.40%)

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Small Cap Strategies Fund II (the "Fund") from May 28, 1999 (start of performance) to December 31, 2000 compared to the Wilshire Small Cap Index (WSC),2,3 Russell 2000 Index (RUS2)3 and the Standard & Poor's 600 Small Cap Index (S&P 600).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The WSC, RUS2 and the S&P 600 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The investment adviser has elected to change the primary benchmark indexes from the Russell 2000 Index and the Standard & Poor's 600 Small Cap Index to the Wilshire Small Cap Index. The Wilshire Small Cap Index is more representative of the securities typically held by the fund.

3 The WSC, RUS2 and the S&P 600 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--74.9%
		Basic Materials--2.4%
400		AK Steel Holding Corp.	$3,500
2,600	[1]	Airgas, Inc.	17,713
500		Carpenter Technology Corp.	17,500
600		Fuller, H.B. Co.	23,672
1,300		Georgia Gulf Corp.	22,181
1,500	[1]	Stillwater Mining Co.	59,025
1,200		Wausau-Mosinee Paper Corp.	12,150

		TOTAL	155,741

		Capital Goods--7.6%
200		Aptargroup, Inc.	5,875
1,000		Carlisle Cos., Inc.	42,937
1,550	[1]	Dycom Industries, Inc.	55,703
1,000	[1]	Electro Scientific Industries, Inc.	28,000
1,700		GenCorp, Inc.	16,363
2,300		HON Industries, Inc.	58,650
100		Kennametal, Inc.	2,913
1,300		Milacron, Inc.	20,881
2,700	[1]	Newpark Resources, Inc.	25,819
1,100		Newport News Shipbuilding, Inc.	57,200
1,800		Pentair, Inc.	43,538
1,100		Standard Register	15,675
1,400		Teleflex, Inc.	61,863
500	[1]	Viasystems Group, Inc.	4,156
200		Wallace Computer Services, Inc.	3,400
1,600		York International Corp.	49,100

		TOTAL	492,073

		Consumer Cyclicals--13.1%
2,800		Callaway Golf Co.	52,150
3,600	[1]	Catellus Development Corp.	63,000
300	[1]	Cerner Corp.	13,875
100	[1]	Dress Barn, Inc.	2,900
3,500	[1]	Extended Stay America, Inc.	44,975
1,200	[1]	Fossil, Inc.	17,381
1,500	[1]	FreeMarkets, Inc.	28,500
4,000		Hollinger International, Inc.	63,500
1,300		Houghton Mifflin Co.	60,288
1,500	[1]	Insight Enterprises, Inc.	26,906
Shares			Value
		COMMON STOCKS--continued
		Consumer Cyclicals--continued
1,800		Kaufman & Broad Homes Corp.	$60,638
900		Kellwood Co.	19,013
1,100		La-Z Boy Chair Co.	17,325
700	[1]	Lands' End, Inc.	17,584
200		Lennar Corp.	7,250
1,900	[1]	Mohawk Industries, Inc.	52,013
1,200	[1]	Nautica Enterprise, Inc.	18,281
2,000		Pittston Brink's Group	39,750
500	[1]	PolyMedica Industries, Inc.	16,688
1,500		Pulte Corp.	63,281
600	[1]	Scholastic Corp.	53,175
1,100		Superior Industries International, Inc.	34,719
5,100	[1]	Venator Group, Inc.	79,050

		TOTAL	852,242

		Consumer Staples--4.1%
900		Banta Corp.	22,878
1,300		Bob Evans Farms, Inc.	27,706
1,100	[1]	Cheesecake Factory, Inc.	42,212
100	[1]	Chris Craft Industries, Inc.	6,650
1,800		Earthgrains Co.	33,300
900	[1]	Papa Johns International, Inc.	20,025
300	[1]	Perrigo Co.	2,484
1,200	[1]	Ralcorp Holdings, Inc.	19,650
1,550	[1]	Tetra Tech, Inc.	49,406
700	[1]	Whole Foods Market, Inc.	42,788

		TOTAL	267,099

		Energy--3.1%
100	[1]	Barrett Resources	5,681
100		Cabot Oil & Gas Corp., Class A	3,119
2,200	[1]	Marine Drilling Cos., Inc.	58,850
1,500		Pogo Producing Co.	46,688
2,400	[1]	Pride International, Inc.	59,100
1,200	[1]	Varco International, Inc.	26,100

		TOTAL	199,538

		Finance--11.9%
2,900		Allied Capital Corp.	60,537
300	[1]	Americredit Corp.	8,175
300		Bank United Corp., Class A	20,456
1,400		City National Corp.	54,337
Shares			Value
		COMMON STOCKS--continued
		Finance--continued
1,600		Community First Bankshares, Inc.	$30,200
1,800		Doral Financial Corp.	43,537
1,400		Enhance Financial Services Group, Inc.	21,612
2,300		First American Financial Corp.	75,612
2,600		Independence Community Bank	41,438
700		Liberty Corp.	28,481
900		Nationwide Financial Services, Inc., Class A	42,750
1,000		Provident Bankshares Corp.	20,875
1,300		Radian Group, Inc.	97,581
1,700		Raymond James Financial, Inc.	59,288
1,100		Riggs National Corp.	15,331
500		Roslyn Bancorp, Inc.	13,656
1,700	[1]	Silicon Valley Bancshares	58,756
2,000		Valley National Bancorp	66,625
200		Washington Federal, Inc.	5,688
100		WestAmerica Bancorporation	4,300
100		Zenith National Insurance Corp.	2,938

		TOTAL	772,173

		Health Care--12.0%
1,400		Alpharma, Inc., Class A	61,425
400	[1]	Aviron	26,725
1,700		Beckman Coulter, Inc.	71,294
600	[1]	Cell Genesys, Inc.	13,687
1,000	[1]	Cephalon, Inc.	63,312
200	[1]	Coventry Health Care, Inc.	5,337
3,300	[1]	DaVita, Inc.	56,512
1,800		Dentsply International, Inc.	70,425
500		Diagnostic Products Corp.	27,312
2,300	[1]	Edwards Lifesciences Corp.	40,825
1	[1]	Elan Corp. PLC, ADR	9
1,400	[1]	Enzon, Inc.	86,887
1,000	[1]	Gene Logic, Inc.	18,375
900	[1]	Geron Corp.	13,894
900	[1]	Haemonetics Corp.	27,788
1,300	[1]	IDEXX Laboratories, Inc.	28,600
900	[1]	Immunomedics, Inc.	19,350
1,900	[1]	Mid Atlantic Medical Services, Inc.	37,644
2,800	[1]	Oxford Health Plans, Inc.	110,600

		TOTAL	780,001

Shares			Value
		COMMON STOCKS--continued
		Technology--16.4%
100	[1]	Aclara Biosciences, Inc.	$1,087
1,900	[1]	Advanced Digital Information Corp.	43,700
1,200	[1]	Akamai Technologies, Inc.	25,275
1,000	[1]	American Management System, Inc.	19,812
100	[1]	Anadigics, Inc.	1,637
1,300	[1]	Antec Corp.	10,278
2,000	[1]	Aspect Communications Corp.	16,094
100	[1]	Aspen Technology, Inc.	3,325
1,000	[1]	Avanex Corp.	59,562
100	[1]	Avid Technology, Inc.	1,827
100	[1]	Aware, Inc.	1,775
200	[1]	Broadbase Software, Inc.	1,250
300	[1]	Cirrus Logic, Inc.	5,625
900	[1]	Concurrent Computer Corp.	4,837
2,000	[1]	Credence Systems Corp.	46,000
1,000	[1]	Cymer, Inc.	25,734
3,000	[1]	DMC Stratex Networks, Inc.	45,000
1,000	[1]	F5 Networks, Inc.	9,500
1,400	[1]	Filenet Corp.	38,150
2,100	[1]	Harmonic Lightwaves, Inc.	11,944
1,000	[1]	Hutchinson Technology, Inc.	13,750
1,300	[1]	Hyperion Solutions Corp.	20,069
1,100	[1]	Integrated Silicon Solution, Inc.	15,813
1,700	[1]	Intersil Holding Corp.	38,994
10,300	[1]	Iomega Corp.	34,711
1,800	[1]	Kulicke & Soffa Industries	20,250
4,200	[1]	Maxtor Corp.	23,494
200	[1]	Medquist, Inc.	3,200
2,300	[1]	Mentor Graphics Corp.	63,106
800	[1]	Mercury Computer Systems, Inc.	37,150
1,000	[1]	MicroStrategy, Inc.	9,500
1,500	[1]	Natural Microsystems Corp.	14,813
2,500	[1]	Oak Technology, Inc.	21,719
2,000	[1]	Pinnacle Systems, Inc.	14,750
2,400	[1]	Polycom, Inc.	77,250
1,100	[1]	Power Integrations, Inc.	12,650
2,500	[1]	PurchasePro.com, Inc.	43,750
1,300	[1]	RSA Security, Inc.	68,738
1,200	[1]	Remedy Corp.	19,875
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Technology--continued
100	[1]	Silicon Valley Group, Inc.	$2,875
300	[1]	Sybase, Inc.	5,944
400	[1]	Sycamore Networks, Inc.	14,900
100	[1]	Transaction Systems Architects, Inc., Class A	1,156
800	[1]	Verity, Inc.	19,250
2,400	[1]	Wind River Systems, Inc.	81,900
1,000	[1]	Xircom, Inc.	15,500

		TOTAL	1,067,519

		Transportation--1.1%
1,900		Airborne, Inc.	18,525
2,300		Rollins Truck Leasing Corp.	18,400
1,700	[1]	Yellow Corp.	34,611

		TOTAL	71,536

		Utilities--3.2%
300		Allete	7,444
600		CH Energy Group, Inc.	26,850
200		MDU Resources Group, Inc.	6,500
900		Northwest Natural Gas Co.	23,850
1,100		ONEOK, Inc.	52,938
1,500		Public Service Co. New Mexico	40,219
800		Southwest Gas Corp.	17,500
1,200		UniSource Energy Corp.	22,575
300		Western Resources, Inc.	7,444

		TOTAL	205,320

		TOTAL COMMON STOCKS (IDENTIFIED COST $4,780,815)	4,863,242

		REPURCHASE AGREEMENT--24.3%[2]
$1,580,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	1,580,000

		TOTAL INVESTMENTS (IDENTIFIED COST $6,360,815)[3]	$6,443,242

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $6,361,848. The net unrealized appreciation of investments on a federal tax basis amounts to $81,394 which is comprised of $395,631 appreciation and $314,237 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($6,494,831) at December 31, 2000.

The following acronym is used throughout this portfolio:

ADR--	American Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Investments in securities	$4,863,242
Investments in repurchase agreements	1,580,000

Total investments in securities, at value (identified cost $6,360,815)		$6,443,242
Cash		61,496
Income receivable		3,279
Receivable for investments sold		1,083
Receivable for shares sold		16,168

TOTAL ASSETS		6,525,268

Liabilities:
Payable for audit fees	12,539
Payable for printing and postage	4,443
Payable for portfolio accounting fees	3,878
Payable for custodian fees	3,130
Payable for transfer and dividend disbursing agent fees and expenses	2,170
Payable for legal fees	2,158
Payable for insurance premiums	1,165
Accrued expenses	954

TOTAL LIABILITIES		30,437

Net assets for 683,154 shares outstanding		$6,494,831

Net Assets Consist of:
Paid in capital		$7,757,652
Net unrealized appreciation of investments		82,427
Accumulated net realized loss on investments		(1,346,661)
Undistributed net investment income		1,413

TOTAL NET ASSETS		$6,494,831

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$6,494,831÷ 683,154 shares outstanding		$9.51

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends			$15,192
Interest			43,850

TOTAL INCOME			59,042

Expenses:
Investment adviser fee		$38,136
Administrative personnel and services fee		125,000
Custodian fees		12,253
Transfer and dividend disbursing agent fees and expenses		18,753
Directors'/Trustees' fees		105
Auditing fees		12,767
Legal fees		3,003
Portfolio accounting fees		46,933
Share registration costs		1,499
Printing and postage		26,808
Insurance premiums		1,164
Miscellaneous		133

TOTAL EXPENSES		286,554

Waiver and Reimbursements:
Waiver of investment adviser fee	$(38,136)
Reimbursement of investment adviser fee	(2)
Reimbursement of other operating expenses	(192,001)

TOTAL WAIVER AND REIMBURSEMENTS		(230,139)

Net expenses			56,415

Net investment income			2,627

Realized and Unrealized Loss on Investments:
Net realized loss on investments and currency transactions			(1,346,452)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(423,275)

Net realized and unrealized loss on investments and foreign currency			(1,769,727)

Change in net assets resulting from operations			$(1,767,100)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$2,627	$(1,933)
Net realized gain (loss) on investments and foreign currency transactions	(1,346,452)	162,066
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(423,275)	505,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,767,100)	665,835

Distributions to Shareholders:
Distributions from net investment income	(1,423)
Distributions from net realized gain on investments and foreign currency transactions	(160,133)	--

TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(161,556)

Share Transactions:
Proceeds from sale of shares	6,577,484	2,819,216
Net asset value of shares issued to shareholders in payment of distributions declared	125,091	--
Cost of shares redeemed	(981,529)	(782,610)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,721,046	2,036,606

Change in net assets	3,792,390	2,702,441

Net Assets:
Beginning of period	2,702,441	--

End of period (including undistributed net investment income of $1,413 and $0, respectively)	$6,494,831	$2,702,441

1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Net Asset Value, Beginning of Period	$13.91	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.00 [2]	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.75)	3.92

TOTAL FROM INVESTMENT OPERATIONS	(3.75)	3.91

Less Distributions:
Distributions from net investment income	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	(0.64)	--

TOTAL DISTRIBUTIONS	(0.65)	--

Net Asset Value, End of Period	$ 9.51	$13.91

Total Return[3]	(28.56%)	39.10%

Ratios to Average Net Assets:

Expenses	1.11%	1.03%[4]

Net investment income (net operating loss)	0.05%	(0.17%)[4]

Expense waiver/reimbursement[5]	4.53%	12.12%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$6,495	$2,702

Portfolio turnover	236%	77%

1 Reflects operations for the period from May 28, 1999 (date of initial public investment) to December 31, 1999.

2 Represents less than $0.01 per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(209)	$209

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $769,010, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Additionally, net capital losses of $576,619 attributed to security transactions incurred after October 31, 2000 are treated as arising an the first day of the Fund's next taxable year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Year Ended 12/31/2000	Period Ended 12/31/1999	[1]
Shares sold	541,601	265,888
Shares issued to shareholders in payment of distributions declared	8,669	--
Shares redeemed	(61,439)	(71,565)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	488,831	194,323

1 Reflects operations for the period May 28, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2000, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$14,537,303

Sales	$9,965,558

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF
FEDERATED SMALL CAP STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Small Cap Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Small Cap Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916876

G00433-12 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Strategic Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the second Annual Report to Shareholders for Federated Strategic Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

The fund is managed to offer shareholders generous monthly income from three distinct bond markets--domestic high-yield bonds, U.S. high quality bonds, and international corporate and government bonds.1

During the reporting period, the fund produced a total return of 3.56% and paid income distributions of $1.261 per share. Its net asset value declined from $10.37 to $9.46.2 The fund paid capital gains of $0.010 per share. At the end of the reporting period, the fund's net assets were $16.0 million.

Thank you for choosing Federated Strategic Income Fund II as a diversified, professionally managed way to participate in the income opportunities of three distinct sectors of the bond market.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

The Year 2000 was the first complete calendar year for the Federated Strategic Income Fund II, with the fund having commenced operation in mid-1999. The fund represents a diversified bond portfolio which combines domestic investment grade bonds, domestic non-investment grade bonds and foreign securities.

From a domestic standpoint, and generally for the world in large part, 2000 was split between above average growth in the first half followed by a dramatic slowdown as the year was drawing to a close. For the entire year, interest rates fell significantly across the entire maturity spectrum, as the market reacted to the U.S. Treasury debt buy-back along with a slower economic environment. As a result, very favorable results were realized in U.S. government debt securities.

In terms of relative performance within the fund's various fixed income sectors, it was either feast or famine as two sectors delivered strong returns and one dramatically underperformed. The mortgage market was strong, a direct reflection of falling interest rates, with the Lehman Brothers Mortgage Index generating a total return of 11.2%.3 Additionally, the emerging debt markets benefited from improved economic conditions in many emerging economies, with the Lehman Brothers Emerging Market Bond Index generating a 13.7% total return.4 The final sector, high yield corporate bonds, fell hard as deteriorating corporate credit quality manifested itself in significantly high default rates. For the year, the Lehman Brothers High Yield Index5 experienced a (5.9%) negative return.

For the entire year, the Federated Strategic Income Fund II generated a 3.56% total return, which compared very favorably with the 0.01% return of the Lipper Multi-Sector category average. The fund largely maintained an equal percentage allocation to the three major bond sectors described above. It is anticipated that sector allocation will remain largely unchanged, thus providing a relatively high yielding portfolio without the concentration risk of any single sector.

3 Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

4 Lehman Brothers Emerging Market Bond Index (EMBI): Tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela.

5 Lehman Brothers High Yield Bond Index: An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity.

GROWTH OF $10,000 INVESTED IN FEDERATED STRATEGIC INCOME FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Returns for the Period Ended 12/31/2000
One Year	3.56%
Start of Performance (7/7/1999)	4.93%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund II (the "Fund") from July 7, 1999 (start of performance) to December 31, 2000 compared to the Lehman Brothers Government/Corporate Total Index (LBGCT)2 and the Lipper Multi-Sector Income Funds Average (LMSIFA).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2000

Principal Amount			Value
		U.S. CORPORATE BONDS--30.5%
		Aerospace & Defense--0.3%
$50,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	$44,250

		Automotive--1.3%
50,000		Accuride Corp., Sr. Sub. Note (Series B), 9.25%, 2/1/2008	31,250
50,000		Aftermarket Technology, Sr. Sub. Note (Series D), 12.00%, 8/1/2004	47,750
50,000		American Axle & Manufacturing, Inc., Sr. Sub. Note, Company Guarantee, 9.75%, 3/1/2009	42,500
100,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	91,185

		TOTAL	212,685

		Banking--0.6%
100,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	94,525

		Broadcast Radio & TV--0.4%
50,000		Orion Network Systems, Sr. Note, 11.25%, 1/15/2007	17,750
50,000		Sinclair Broadcast Group, Sr. Sub. Note, 8.75%, 12/15/2007	44,500

		TOTAL	62,250

		Building & Development--0.1%
50,000		Formica Corp., Sr. Sub. Note (Series B), 10.875%, 3/1/2009	18,750

		Business Equipment & Services--0.6%
50,000		Buhrmann US, Inc., Sr. Sub. Note, 12.25%, 11/1/2009	50,250
50,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	46,000
50,000	[1]	U.S. Office Products Co., Sr. Sub. Note, 9.75%, 6/15/2008	3,750

		TOTAL	100,000

		Cable Television--3.2%
100,000		CSC Holdings, Inc., Sr. Sub. Note, 9.875%, 5/15/2006	102,500
100,000		Charter Communications Inc., Sr. Disc. Note, 0/9.92%, 4/1/2011	59,250
100,000		EchoStar DBS Corp., Sr. Note, 9.375%, 2/1/2009	98,000
250,000		NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	138,750
50,000		Pegasus Communications Corp., Sr. Note, 9.75%, 12/1/2006	46,750
75,000		RCN Corp., Sr. Note, 0/11.00%, 7/1/2008	23,625
100,000		United International Holdings, Inc., Sr. Secd. Disc. Note, 0/10.75%, 2/15/2008	43,500

		TOTAL	512,375

		Chemicals & Plastics--1.4%
50,000		Huntsman ICI Chemicals Inc., Sr. Sub. Note, 10.125%, 7/1/2009	48,250
100,000		Lyondell Chemical Co., Sr. Secd. Note (Series A) 9.625%, 5/1/2007	97,500
50,000		Polymer Group, Inc., Sr. Sub. Note (Series B), 8.75%, 3/1/2008	32,250
50,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	37,750

		TOTAL	215,750

		Clothing & Textiles--0.2%
50,000		GFSI, Inc., Sr. Sub. Note (Series B), 9.625%, 3/1/2007	37,750

		Consumer Products--2.5%
50,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	43,875
50,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	35,250
50,000		Jostens, Inc., Unit, 12.75%, 5/1/2010	45,750
50,000		NBTY, Inc., Sr. Sub. Note (Series B), 8.625%, 9/15/2007	41,750
50,000		Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003	48,000
Principal Amount			Value
		U.S. CORPORATE BONDS--continued
		Consumer Products--continued
$50,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	$26,750
50,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	48,250
50,000		Sleepmaster LLC, Sr. Sub. Note, 11.00%, 5/15/2009	39,250
50,000		True Temper Sports, Inc., Sr. Sub. Note (Series B), 10.875%, 12/1/2008	48,500
50,000		United Industries Corp., Sr. Sub. Note (Series B), 9.875%, 4/1/2009	25,750

		TOTAL	403,125

		Container & Glass Products--0.9%
50,000		Huntsman Packaging Corp., Unit, 13.00%, 6/1/2010	29,250
100,000		Owens-Illinois Inc., Sr. Note, 8.10%, 5/15/2007	56,500
50,000		Russell Stanley Holdings, Inc., Sr. Sub. Note, 10.875%, 2/15/2009	12,750
50,000		Tekni-Plex, Inc., Company Guarantee (Series B), 12.75%, 6/15/2010	40,250

		TOTAL	138,750

		Ecological Services & Equipment--0.9%
100,000		Allied Waste North America, Sr. Sub. Note, 10.00%, 8/1/2009	94,500
50,000		Allied Waste North America, Company Guarantee, Sr. Note, 7.625%, 1/1/2006	47,750

		TOTAL	142,250

		Electronics--1.3%
50,000	[2]	Exodus Communications, Inc., Sr. Note, 11.625%, 7/15/2010	44,750
50,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	46,750
50,000	[2]	Flextronics International Ltd., Sr. Sub. Note, 9.875%, 7/1/2010	49,250
32,000		SCG Holding Corp., Sr. Sub. Note, 12.00%, 8/1/2009	27,440
50,000		Telecommunications Techniques Co., LLC, Sr. Sub. Note, 9.75%, 5/15/2008	44,250

		TOTAL	212,440

		Farming & Agriculture--0.2%
50,000		Royster-Clark, Inc., 1st Mtg. Note, 10.25%, 4/1/2009	35,250

		Food Products--0.2%
50,000		Del Monte Foods Co., Sr. Disc. Note (Series B) 0/12.50%, 12/15/2007	37,250

		Food Services--0.5%
50,000		Carrols Corp., Company Guarantee, 9.50%, 12/1/2008	32,750
50,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	42,250

		TOTAL	75,000

		Health Care--2.4%
50,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	40,250
100,000		Columbia HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	97,695
50,000		Everest Healthcare Services Corp., Sr. Sub. Note, 9.75%, 5/1/2008	50,750
50,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	15,250
50,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	30,250
50,000		Kinetic Concepts, Inc., Sr. Sub. Note, Company Guarantee (Series B), 9.625%, 11/1/2007	41,250
100,000		Tenet Healthcare Corp., Sr. Sub. Note (Series B), 8.125%, 12/1/2008	101,500

		TOTAL	376,945

		Hotels, Motels, Inns & Casinos--0.9%
50,000		Florida Panthers Holdings Inc. (Series 2009) Company Guarantee, Sr. Sub Note, 9.875%, 4/15/2009	46,250
100,000		HMH Properties, Inc., Sr. Note, 7.875%, 8/1/2005	96,500

		TOTAL	142,750

Principal Amount			Value
		U.S. CORPORATE BONDS--continued
		Industrial Products & Equipment--1.2%
$50,000		Blount, Inc., Sr. Sub. Note, 13.00%, 8/1/2009	39,000
50,000		Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006	32,250
50,000		Neenah Foundry Inc., Sr. Sub. Note, 11.125%, 5/1/2007	37,000
50,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	43,250
50,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	44,250

		TOTAL	195,750

		Leisure & Entertainment--0.4%
100,000		Premier Parks, Inc., Sr. Disc. Note, 10.00%, 4/1/2008	69,500

		Machinery & Equipment--0.5%
50,000		Fairchild Corp., Sr. Sub. Note, 10.75%, 4/15/2009	37,250
50,000		United Rentals, Inc., Sr. Sub. Note, Company Guarantee, 9.25%, 1/15/2009	38,250

		TOTAL	75,500

		Oil & Gas--0.7%
50,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	52,000
50,000		RBF Finance Co., Company Guarantee, Sr. Secd. Note, 11.375%, 3/15/2009	58,000

		TOTAL	110,000

		Printing & Publishing--0.5%
50,000		Garden State Newspapers, Inc., Sr. Sub. Note (Series B), 8.75%, 10/1/2009	45,000
50,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 7/15/2010	39,250

		TOTAL	84,250

		Services--1.8%
100,000		Crown Castle International Corp., Sr. Disc. Note, 0/11.25%, 8/1/2011	67,750
50,000		Orius Capital Corp., 12.75%, 2/1/2010	42,250
50,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	42,750
50,000		SpectraSite Holdings, Inc, Sr. Disc. Note, 0/12.875%, 3/15/2010	25,250
100,000		URS Corp., Sr. Sub. Note (Series B), 12.25%, 5/1/2009	100,500

		TOTAL	278,500

		Surface Transportation--0.2%
50,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	38,250

		Telecommunications & Cellular--5.4%
50,000		AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	29,000
50,000		Alamosa PCS Holdings, Inc, Sr. Disc. Note, 0/12.875%, 2/15/2010	24,250
50,000		Asia Global Crossing, Sr. Note, 13.375%, 10/15/2010	43,250
100,000		Intermedia Communications, Inc., Sr. Sub. Disc. Note (Series B), 0/12.25%, 3/1/2009	50,500
150,000		Level 3 Communications, Inc., Sr. Note, 9.125%, 5/1/2008	122,250
100,000		McLeod USA, Inc., Sr. Note, 8.125%, 2/15/2009	86,500
50,000		Metromedia Fiber Network, Sr. Note, 10.00%, 12/15/2009	42,750
50,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	47,125
150,000		NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	118,500
275,000		NEXTLINK Communications, Sr. Disc. Note, 0/12.25%, 6/1/2009	138,875
50,000		PsiNet, Inc., Sr. Note, 11.00%, 8/1/2009	14,250
50,000		Triton PCS Holdings, Inc., Sr. Sub. Disc. Note, 0/11.00%, 5/1/2008	39,750
50,000		Viatel, Inc., Sr. Note, 11.50%, 3/15/2009	15,750
50,000		VoiceStream Wireless Corp., Sr. Note, 10.375%, 11/15/2009	54,000
74,000		WinStar Communications, Inc., Sr. Sub. Defd. Deb., 0/14.75%, 4/15/2010	23,310
25,000		WinStar Communications, Inc., 12.75%, 4/15/2010	17,625

		TOTAL	867,685

Principal Amount			Value
		U.S. CORPORATE BONDS--continued
		Utilities--1.9%
$50,000		AES Corp., Sr. Note, 9.375%, 9/15/2010	$51,750
50,000		AES Drax Energy Ltd., Sr. Secd. Note, 11.50%, 8/30/2010	52,736
100,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	91,986
50,000		Caithness Coso Funding C, Sr. Secd. Note (Series B), 9.05%, 12/15/2009	50,000
50,000		El Paso Electric Co., 1st Mtg. Note (Series E), 9.40%, 5/1/2011	54,322

		TOTAL	300,794

		TOTAL U.S.CORPORATE BONDS (IDENTIFIED COST $5,004,371)	4,882,324

		INTERNATIONAL BONDS--39.2%
		BELGIUM--0.1%
		Telecommunications & Cellular--0.1%
50,000		Hermes Europe Railtel B.V., Sr. Note, 11.50%, 8/15/2007	20,250

		BERMUDA--0.9%
		Surface Transportation--0.3%
50,000		Gearbulk Holding Ltd., Sr. Note, 11.25%, 12/1/2004	50,000

		Telecommunications & Cellular--0.6%
100,000		Global Crossing Holdings Ltd., Sr. Note, 9.50%, 11/15/2009	95,500

		TOTAL BERMUDA	145,500

		BRAZIL--7.3%
		Oil & Gas--2.4%
400,000	[2]	Companhia Petrolifera Marlim, 12.25% 9/26/2008	390,000

		Sovereign--4.9%
484,000		Brazil, Government of, Brady EI (Series EI-L), 7.63%, 4/15/2006	452,189
184,712		Brazil, Government of, Brady, C Bond, 4.00%, 4/15/2014	142,459
230,000		Brazil, Government of, 11.00%, 8/17/2040	187,574

		TOTAL	782,222

		TOTAL BRAZIL	1,172,222

		BULGARIA--1.7%
		Sovereign--1.7%
350,000		Bulgaria, Government of, Brady Disc, 7.75% (Series A) 7/28/2024	265,062

		CANADA--1.1%
		Real Estate--0.3%
50,000		Trizec Finance, Sr. Note, 10.875%, 10/15/2005	50,000

		Telecommunications & Cellular--0.8%
100,000		Call-Net Enterprises, Inc, Sr. Disc. Note, 0/9.27%, 8/15/2007	27,750
100,000		Rogers Cantel, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	100,500

		TOTAL	128,250

		TOTAL CANADA	178,250

		CAYMAN ISLANDS--0.3%
		Oil & Gas--0.3%
50,000		Triton Energy Ltd., 8.875%, 10/1/2007	50,750

		ECUADOR--0.6%
		Sovereign--0.6%
150,000		Ecuador, Government of, Bond (Series REGS), 12.00%, 11/15/2012	98,474

		KAZAKHSTAN--1.7%
		Sovereign--1.7%
250,000		Kazakhstan, Government of, Bond (Series REGS), 11.125%, 5/11/2007	272,093

Principal Amount			Value
		INTERNATIONAL BONDS--continued
		LUXEMBOURG--0.2%
		Telecommunications & Cellular--0.2%
$50,000		Millicom International Cellular SA, Sr. Disc. Note, 0/13.50%, 6/1/2006	$39,250

		MEXICO--8.2%
		Sovereign--5.7%
700,000		Mexico, Government of, Brady Par (Series W-B), 7.53%, 12/31/2019	700,167
200,000		Mexico, Government of, Note, 9.875%, 2/1/2010	216,210

		TOTAL	916,377

		Telecommunications & Cellular--2.5%
500,000		Alestra SA, Sr. Note, 12.625%, 5/15/2009	402,500

		TOTAL MEXICO	1,318,877

		MOROCCO--1.7%
		Sovereign--1.7%
317,105		Morocco, FRN, 7.562%,1/1/2009	273,916

		NETHERLANDS--0.1%
		Cable Television--0.1%
50,000		United Pan-Europe Communications, Sr. Disc. Note (Series B) 0/13.375%, 11/1/2009	15,500

		PANAMA--0.8%
		Sovereign--0.8%
130,000		Panama, Government of, Bond, 10.75%, 5/15/2020	128,050

		PERU--1.1%
		Sovereign--1.1%
300,000		Peru, Government of, Brady Bond, 3.75%, 3/7/2017	174,852

		PHILIPPINES--1.4%
		Sovereign--1.4%
250,000		Philippines, Government of, 8.875%, 4/15/2008	219,358

		QATAR--1.9%
		Sovereign--1.9%
300,000		Qatar, Government of, Bond (Series REGS), 9.75%, 6/15/2030	300,000

		RUSSIA--3.6%
		Sovereign--3.6%
350,000	[2]	Russia, Government of, 2.25%, 3/31/2030	131,688
500,000		Russia, Government of, (Series REGS), 10.00%, 6/26/2007	362,502
100,000		Russia, Government of, Unsub. (Series REGS), 12.75%, 6/24/2028	83,250

		TOTAL RUSSIA	577,440

		SOUTH AFRICA--2.8%
		Sovereign--2.8%
450,000		South Africa, Government, Sr. Unsub., 9.125%, 5/19/2009	447,750

		SWEDEN--0.3%
		Surface Transportation--0.3%
50,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	40,250

		TURKEY--1.8%
		Sovereign--1.8%
300,000		Turkey, Government of, Sr. Unsub., 12.375%, 6/15/2009	279,699

		VENEZUELA--1.6%
		Sovereign--1.6%
200,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	128,962
166,665		Venezuela, Government of, FRN Deb., 7.375%, 12/18/2007	133,653

		TOTAL VENEZUELA	262,615

		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $7,175,662)	6,280,158

Shares or Principal Amount			Value
		WARRANTS--0.0%
		Consumer Products--0.0%
50	[1]	Jostens, Inc.	$1,013

		Container & Glass Products--0.0%
50	[1]	Pliant Corp.	506

		TOTAL WARRANTS (IDENTIFIED COST $4,170)	1,519

		U.S. GOVERNMENT AGENCIES--36.0%
$146,901		Federal Home Loan Mortgage Corporation, 8.00%, 12/1/2029	150,390
912,470		Federal Home Loan Mortgage Corporation, 6.50%, 4/1/2015	912,470
1,476,374		Federal National Mortgage Association, 6.50%, 4/1/2029	1,455,616
1,023,704		Federal National Mortgage Association, 7.00%, 6/1/2029	1,024,666
232,582		Federal National Mortgage Association, 7.50%, 10/1/2029	235,780
149,614		Federal National Mortgage Association, 7.50%, 1/1/2030	151,671
120,425		Government National Mortgage Association, 8.00%, 2/15/2030	123,398
833,233		Government National Mortgage Association, 7.50%, 2/15/2028	847,556
117,503		Government National Mortgage Association, 8.50%, 11/15/2029	120,991
215,707		Government National Mortgage Association, 8.00%, 8/15/2029	221,033
147,620		Government National Mortgage Association, 7.00%, 9/15/2029	148,267
372,337		Government National Mortgage Association, 8.00%, 12/15/2023	383,972

		TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $5,670,692)	5,775,810

		REPURCHASE AGREEMENT--2.2%[3]
350,000		Bank of America, 6.550%, dated 12/29/2000, due 1/2/2001(at amortized cost)	350,000

		TOTAL INVESTMENTS (IDENTIFIED COST $18,204,895)[4]	$17,289,811

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2000, these securities amounted to $615,688 which represents 3.8% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $18,204,895. The net unrealized depreciation of investments on a federal tax basis amounts to $915,084 which is comprised of $293,139 appreciation and $1,208,223 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($16,024,269) at December 31, 2000.

The following acronym is used throughout this portfolio:

FRN	--Floating Rate Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Total investments in securities, at value (identified cost $18,204,895)		$17,289,811
Cash		20,732
Income receivable		272,589
Receivable for shares sold		817

TOTAL ASSETS		17,583,949

Liabilities:
Income distribution payable	$1,525,329
Capital gain distribution payable	13,713
Accrued expenses	20,638

TOTAL LIABILITIES		1,559,680

Net assets for 1,693,016 shares outstanding		$16,024,269

Net Assets Consist of:
Paid in capital		$16,978,424
Net unrealized depreciation of investments		(915,084)
Distributions in excess of net investment income		(39,071)

TOTAL NET ASSETS		$16,024,269

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$16,024,269÷1,693,016 shares outstanding		$9.46

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Interest			$1,631,851

Expenses:
Investment adviser fee		$144,111
Administrative personnel and services fee		125,000
Custodian fees		6,715
Transfer and dividend disbursing agent fees and expenses		18,046
Directors'/Trustees' fees		789
Auditing fees		11,792
Legal fees		9,963
Portfolio accounting fees		47,063
Share registration costs		349
Printing and postage		22,730
Insurance premiums		1,182
Miscellaneous		3,249

TOTAL EXPENSES		390,989

Waiver and Reimbursement:
Waiver of investment adviser fee	$(144,111)
Reimbursement of other operating expenses	(102,000)
Reimbursement of investment adviser fee	(1)

TOTAL WAIVER AND REIMBURSEMENT		(246,112)

Net expenses			144,877

Net investment income			1,486,974

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			13,914
Net change in unrealized depreciation of investments			(898,947)

Net realized and unrealized loss on investments			(885,033)

Change in net assets resulting from operations			$601,941

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,486,974	$586,334
Net realized gain on investments	13,914	3,415
Net change in unrealized depreciation of investments	(898,947)	(16,137)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	601,941	573,612

Distributions to Shareholders:
Distributions from net investment income	(2,112,234)	--
Distributions from net realized gain on investments	(17,474)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,129,708)	--

Share Transactions:
Proceeds from sale of shares	1,903,910	15,587,172
Net asset value of shares issued to shareholders in payment of distributions declared	47,213	--
Cost of shares redeemed	(558,410)	(1,461)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,392,713	15,585,711

Change in net assets	(135,054)	16,159,323

Net Assets:
Beginning of period	16,159,323	--

End of Period (including undistributed net investment income of $0 and $586,660, respectively)	$16,024,269	$16,159,323

1 For the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended 12/31/2000	Period Ended 12/31/1999 [1]
Net Asset Value, Beginning of Period	$10.37	$10.00
Income From Investment Operations:
Net investment income	0.86	0.38
Net realized and unrealized loss on investments	(0.50)	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.37

Less Distributions:
Distributions from net investment income	(1.26)	--
Distributions from net realized gain on investments	(0.01)	--

TOTAL DISTRIBUTIONS	(1.27)	--

Net Asset Value, End of Period	$ 9.46	$10.37

Total Return[2]	3.56%	3.70%

Ratios to Average Net Assets:

Expenses	0.85%	0.85%[3]

Net investment income	8.77%	7.89%[3]

Expenses waiver/reimbursement[4]	1.45%	1.73%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$16,024	$16,159

Portfolio turnover	62%	4%

1 For the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Strategic Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$471	$(471)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Year Ended 12/31/2000	Period Ended 12/31/1999	[1]
Shares sold	185,343	1,558,185
Shares issued to shareholders in payment of distributions declared	4,628	--
Shares redeemed	(54,992)	(148)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	134,979	1,558,037

1 Reflects operations for the period from July 7, 1999 (date of initial public investment) to December 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2000, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$10,279,856

Sales	$8,774,703

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2000, were as follows:

Purchases	$1,741,307

Sales	$1,276,927

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $201 as long-term capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED STRATEGIC INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Strategic Income Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Strategic Income Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Strategic Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916868

G00433-10 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Utility Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2000

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2000. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

The fund is an attractive way to help your money earn dividend income, with some opportunities for growth, from an investment sector that supplies critical services to society. At the end of the reporting period, the fund's common and preferred stock holdings were spread across a range of utility sectors.1

It was a difficult year for conventional utilities, particularly companies in the telecommunications sector, which experienced one of its worst years on record due to rising interest rates, a slowing economy, and questionable merger and acquisition decisions. In contrast, the electric utility sector was a strong performer. For the reporting period ended December 31, 2000, Federated Utility Fund II produced a (8.95%) total return.2 The total return was impacted by a decline in net asset value that was tempered by a $0.427 per share income distribution. In addition, the fund paid $0.284 per share in capital gains. On December 31, 2000, the fund's net assets totaled $175.2 million.

Thank you for choosing Federated Utility Fund II as a diversified, professionally managed way to participate in the income and growth opportunities of companies that deliver essential utility services. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2001

1 Utility securities are interest rate sensitive and a rise in interest rates can cause their value to fall.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses.

Investment Review

During the reporting period, traditional utilities performed well due to their defensive characteristics (stable earnings and higher yields) versus the market. The stocks were supported further by new growth opportunities in power generation and international diversification. In addition, the stocks benefited from stronger sales and corresponding higher margins in electrical generation and natural gas production due to the intersection of rising demand with limited supplies. However, telecommunication stocks (especially emerging growth) had a very difficult year. The collapse was a result of excessive valuation levels, over-built capacity, reliance on "dot-com" companies, and a liquidity/credit crunch caused by extreme debt levels that questioned the profitability and sometimes survivability of numerous emerging and traditional telecommunication companies.

The fund declined 8.95% for the reporting period versus the composite benchmark's 10.48% return. With respect to the benchmark, the performance differential between the Standard & Poor's (S&P) Utility Index3 and S&P Communication Index was dramatic in 2000. The Utility Index was up 59.7% while the Communication Index was down 38.9%, a 9860 basis-point spread. Compared to the benchmark and the Lipper Utility Fund Objective Average,4 the fund generally had substantially more in telecommunications--particularly emerging telecom companies and less in electric utilities.

During the fourth quarter, the fund increased its focus on higher quality, earnings driven stocks with a corresponding reduction of emerging growth stocks. As of year-end, the fund was positioned with a more balanced approach between the utility and telecommunication sectors with a slight edge to utilities. As we look to the year ahead, we believe exposure to both areas is warranted due to the strong earnings momentum, growth in unregulated businesses, and favorable relative valuations in utilities; while the telecommunications weighting is desired despite current weak fundamentals due to the extreme valuation disparities and potential growth opportunities.

With respect to stock selection, the fund continues to look for companies with proven managements, strong capital allocation and spending disciplines, positive earnings revisions and trends along with favorable valuation levels.

3 The S&P Utility Index is a market cap-weighted index of natural gas and electric companies. The S&P Communications Index is a market cap-weighted index of communications companies. Indexes are unmanaged and investments cannot be made in an index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GROWTH OF $10,000 INVESTED IN FEDERATED UTILITY FUND II

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return for the Period Ended 12/31/2000
1 Year	(8.95%)
5 Years	8.31%
Start of Performance (2/10/1994)	8.81%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 2000 compared to the Standard & Poor's Communications Services Index (SPCSX)2, 3 and the Standard & Poor's Utility Index (SPUX).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The SPCSX and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SPCSX began its performance on July 1, 1996. The index has been assigned a beginning value of $12,545, the value of the Fund on July 1, 1996.

3 The SPCSX and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2000

Shares			Value
		COMMON STOCKS--52.7%
		Communication Services--22.7%
145,300		AT&T Corp.	$2,515,506
29,600	[1]	Allegiance Telecom, Inc.	659,062
76,200		Alltel Corp.	4,757,737
78,900		BCE, Inc.	2,283,169
126,400		BellSouth Corp.	5,174,500
66,800		CenturyTel, Inc.	2,388,100
31,000		Nippon Telegraph & Telephone Corp., ADR	1,106,313
155,500		SBC Communications, Inc.	7,425,125
32,500		Sprint Corp.	660,156
38,100		Telefonos de Mexico, Class L, ADR	1,719,263
147,800		Verizon Communications, Inc.	7,408,475
260,500	[1]	Worldcom, Inc.	3,663,281
		TOTAL	39,760,687
		Consumer Staples--2.2%
82,800	[1]	Comcast Corp. Class A	3,456,900
18,000	[1]	Pegasus Communications Corp.	463,500
		TOTAL	3,920,400
		Energy--1.4%
28,500		Burlington Resources, Inc.	1,439,250
18,600		Phillips Petroleum Co.	1,057,875
		TOTAL	2,497,125
		Technology--0.6%
48,500		Motorola, Inc.	982,125
		Utilities--25.8%
19,500		American Electric Power Co., Inc.	906,750
26,800		Cinergy Corp.	941,350
26,800		DQE, Inc.	877,700
30,000		Duke Energy Corp.	2,557,500
51,000		Dynegy, Inc., Class A	2,859,187
85,900		Edison International	1,342,187
103,600		El Paso Energy Corp.	7,420,350
55,800		Enron Corp.	4,638,375
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
56,900		FPL Group, Inc.	$4,082,575
23,900		GPU, Inc.	879,819
78,300		KeySpan Corp.	3,317,963
67,300		Montana Power Co.	1,396,475
77,100		NICOR, Inc.	3,329,756
44,800		PG&E Corp.	896,000
48,800		Peoples Energy Corp.	2,183,800
27,700		Southern Co.	921,025
78,400		TXU Corp.	3,474,100
56,700		Williams Cos., Inc. (The)	2,264,456
31,800		Xcel Energy, Inc.	924,187
		TOTAL	45,213,555
		TOTAL COMMON STOCKS (IDENTIFIED COST $84,789,402)	92,373,892
		PREFERRED STOCKS--35.1%
		Communication Services--10.6%
55,600	[2,3]	Alliant Energy Corp., Conv. Pfd., $2.46	3,094,196
44,900		BroadWing, Inc., Cumulative Conv. Pfd., Series B, $3.38	1,897,025
55,500		Cox Communications, Inc., PRIDES, $3.50	3,441,000
7,100		Global Crossing Ltd., Conv. Pfd., $16.88	1,050,800
125,500		MediaOne Group, Inc., DECS, $3.04	4,470,938
56,300	[2,3]	Qwest Communications International, Inc., Conv. Pfd., $.60	3,786,738
8,000		TCI Pacific Communications, Inc., Class A, $5.00	867,000
		TOTAL	18,607,697
		Consumer Staples--1.4%
37,700		Cox Communications, Inc., PRIDES, $6.86	1,880,288
26,000		UnitedGlobalCom, Inc., Conv. Pfd., Series C, $3.50	542,750
		TOTAL	2,423,038
		Energy--8.6%
66,000		Apache Corp., Conv. Pfd., $2.02	3,972,375
121,700		Enron Corp. Exchangeable Note, $1.56	5,864,419
92,300		Kerr-McGee Corp., DECS, $0.91	5,088,038
		TOTAL	14,924,832
Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Technology--0.3%
24,200		Metromedia Fiber Network, Inc., DECS, $2.46	$553,575
		Utilities--14.2%
18,000	[2,3]	AES Corp., Conv. Pfd., $3.00	1,245,132
103,400		CMS Energy Corp., Conv. Pfd., $1.81	3,619,000
34,500	[2,3]	Calpine Corp., Conv. Pfd., $2.50	2,082,937
143,400		Coastal Corp., PRIDES, $1.66	7,116,225
33,600		Dominion Resources, Inc., Conv. Pfd.	2,100,000
57,700		K N Energy, Inc., Conv. Pfd., $7.10	3,865,900
29,400		TXU Corp., Conv. Pfd., $4.63	1,482,863
100,500	[2]	Utilicorp United, Inc., Conv. Pfd., $2.44	3,391,875
		TOTAL	24,903,932
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $53,325,289)	61,413,074
		CORPORATE BONDS--3.8%
		Communication Services--2.2%
$680,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 9/15/2009	487,349
2,905,000		Level 3 Communications, Inc., Conv. Bond, 6.00%, 3/15/2010	1,441,054
250,000		NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	180,625
2,300,000	[2,3]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	1,673,572
		TOTAL	3,782,600
		Energy--1.6%
2,280,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	2,896,284
		TOTAL CORPORATE BONDS (IDENTIFIED COST $8,648,943)	6,678,884
		REPURCHASE AGREEMENT--10.8%[4]
18,985,000		Bank of America, 6.55%, dated 12/29/2000, due 1/2/2001 (at amortized cost)	18,985,000
		TOTAL INVESTMENTS (IDENTIFIED COST $165,748,634)[5]	$179,450,850

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2000, these securities amounted to $15,274,450 which represents 8.7% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $11,882,575 which represents 6.8% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

5 The cost of investments for federal tax purposes amounts to $166,444,189. The net unrealized appreciation of investments on a federal tax basis amounts to $13,006,661 which is comprised of $32,005,767 appreciation and $18,999,106 depreciation at December 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($175,214,516) at December 31, 2000.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2000

Assets:
Investments in securities	$160,465,850
Investment in repurchase agreement	18,985,000
Total investments in securities, at value (identified cost $165,748,634)		$179,450,850
Cash		481,874
Income receivable		524,001
Receivable for shares sold		438,788
Prepaid expenses		32,700
TOTAL ASSETS		180,928,213
Liabilities:
Payable for investments purchased	5,574,029
Payable for shares redeemed	110,062
Accrued expenses	29,606
TOTAL LIABILITIES		5,713,697
Net assets for 14,079,532 shares outstanding		$175,214,516
Net Assets Consist of:
Paid in capital		$176,816,946
Net unrealized appreciation of investments		13,702,399
Accumulated net realized loss on investments and foreign currency transactions		(20,791,701)
Undistributed net investment income		5,486,872
TOTAL NET ASSETS		$175,214,516
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$175,214,516 ÷ 14,079,532 shares outstanding		$12.44

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $10,737)		$5,922,802
Interest		1,226,779
TOTAL INCOME		7,149,581
Expenses:
Investment adviser fee	$1,391,979
Administrative personnel and services fee	139,757
Custodian fees	17,124
Directors'/Trustees' fees	2,567
Auditing fees	11,621
Portfolio accounting fees	40,579
Share registration costs	1,746
Printing and postage	68,508
Insurance premiums	1,449
Miscellaneous	4,452
TOTAL EXPENSES	1,679,782
Fees paid indirectly from directed broker arrangements	(15,948)
Net expenses		1,663,834
Net investment income		5,485,747
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(20,282,398)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(2,221,965)
Net realized and unrealized loss on investments and foreign currency transactions		(22,504,363)
Change in net assets resulting from operations		$(17,018,616)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,485,747	$5,624,553
Net realized gain (loss) on investments and foreign currency transactions	(20,282,398)	3,446,603
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(2,221,965)	(6,031,451)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(17,018,616)	3,039,705
Distributions to Shareholders:
Distributions from net investment income	(5,581,092)	(4,089,640)
Distributions from net realized gain on investments and foreign currency transactions	(3,709,373)	(8,002,480)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,290,465)	(12,092,120)
Share Transactions:
Proceeds from sale of shares	47,664,349	62,849,877
Net asset value of shares issued to shareholders in payment of distributions declared	9,290,462	12,092,114
Cost of shares redeemed	(43,097,463)	(40,261,149)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	13,857,348	34,680,842
Change in net assets	(12,451,733)	25,628,427
Net Assets:
Beginning of period	187,666,249	162,037,822
End of period (including undistributed net investment income of $5,486,872 and $5,582,617, respectively)	$175,214,516	$187,666,249

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$14.35	$15.27	$14.29	$11.81	$11.03
Income From Investment Operations:
Net investment income	0.39	0.42	0.37	0.40	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.59)	(0.23)	1.55	2.62	0.82
TOTAL FROM INVESTMENT OPERATIONS	(1.20)	0.19	1.92	3.02	1.24
Less Distributions:
Distributions from net investment income	(0.43)	(0.37)	(0.13)	(0.28)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	(0.28)	(0.74)	(0.81)	(0.26)	(0.05)
TOTAL DISTRIBUTIONS	(0.71)	(1.11)	(0.94)	(0.54)	(0.46)
Net Asset Value, End of Period	$12.44	$14.35	$15.27	$14.29	$11.81
Total Return[1]	(8.95%)	1.69%	13.95%	26.63%	11.56%

Ratios to Average Net Assets:
Expenses	0.91%	0.94%	0.93%	0.85%	0.85%
Net investment income	2.95%	3.20%	3.20%	3.41%	3.92%
Expense waiver/reimbursement[2]	--	--	0.07%	0.27%	0.51%
Supplemental Data:
Net assets, end of period (000 omitted)	$175,215	$187,666	$162,038	$104,462	$63,558
Portfolio turnover	107%	119%	84%	95%	63%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2000

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$1,737	$(1,337)	$(400)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2000, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on the restricted security held at December 31, 2000 is as follows:

Security	Acquisition Date	Acquisition Cost
Utilicorp United, Inc., Conv. Pfd., $2.44	9/23/1999 -- 5/19/2000	$2,612,511

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2000	1999
Shares sold	3,522,182	4,384,563
Shares issued to shareholders in payment of distributions declared	657,499	895,049
Shares redeemed	(3,178,562)	(2,814,347)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,001,119	2,465,265

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2000, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $15,948 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2000, were as follows:

Purchases	$18 7,45 7,824
Sales	$186,566,533

Risks of Foreign Investing

The Funds invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and current holdings.

At December 31, 2000, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Canada	1.3%
Mexico	1.0%
Japan	0.6%

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $3,709,372 as long-term capital gain dividends for the year ended December 31, 2000.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
SHAREHOLDERS OF FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 9, 2001

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/01)

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

                           FEDERATED INSURANCE SERIES

                                    APPENDIX

FEDERTAED AMERICAN LEADERS FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated American Leaders Fund II (the "Fund") are represented by a solid line.
The Standard & Poor's 500 (S&P 500)is represented by a dotted line and the
Lipper Growth and Income Funds Average (LGIFA) is represented by a broken line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the S&P 500 and the LGIFA.
The "x" axis reflects computation periods from 2/10/94 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the
LGIFA. The ending values were $27,441, $32,069 and $25,575, respectively.

FEDERATED INTERNATIONAL EQUITY FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated International Equity Fund II (the "Fund") are represented by a solid line. The Morgan Stanley Capital International Europe Australasia & Far East
Index (EAFE)is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the EAFE. The "x" axis reflects computation periods from 5/08/95 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund as compared to the EAFE. The ending values were $22,174, and $14,850, respectively.

FEDERATED UTILITY FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Utility Fund II(the "Fund") are represented by a solid line. The
Standard & Poor's Communications Index (SPCSX) is represented by a dotted line and the Standard & Poor's Utility Index (SPUX) is represented by a broken line.
The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the SPCSX and the SPUX. The
"x" axis reflects computation periods from 2/10/94 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the SPCSX, and the
SPUX. The ending values were $17,891, $20,041 and $29,030, respectively.

FEDERATED HIGH INCOME BOND FUND II PRIMARY SHARES

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Primary
Shares of Federated High Income Bond Fund II(the "Fund") are represented by a solid line. The Lehman Brothers Single B Rated Index (LBSBR) is represented by a dotted line and the Lipper High Current Yield Funds Average (LHCYFA) is
represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the LBSBR and the LHCYFA. The "x" axis reflects computation periods from
3/01/94 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBSBR, and the LHCYFA. The ending values were $14,432, $13,843 and $13,443, respectively.

FEDERATED HIGH INCOME BOND FUND II SERVICE SHARES

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Service
Shares of Federated High Income Bond Fund II(the "Fund") are represented by a solid line. The Lehman Brothers Single B Rated Index (LBSBR) is represented by a dotted line and the Lipper High Current Yield Funds Average (LHCYFA) is
represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, and the LBSBR and the LHCYFA. The "x" axis reflects computation periods from
4/28/0094 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund as compared to the LBSBR, and the LHCYFA. The ending values were $9,390,
$9,092 and $9,312, respectively.

FEDERATED INTERNATIONAL SMALL COMPANY FUND II

1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated International Small Company Fund II (the "Fund") are represented by a solid line. The MSCI World Small Cap Index (MSCI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Shares of the Fund, and the
MSCI. The "x" axis reflects computation periods from 5/1/00 to 12/31/00. The "y"
axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares as compared to the
MSCI. The ending values were $7,930 and $9,003 respectively.

FEDERATED LARGE CAP GROWTH FUND II

2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Large Cap Growth Fund II (the "Fund") are represented by a solid line.
The Standard and Poor's 500 Index (S&P 500) is represented by a dotted line and the Russell 2000 Index(RUS2000) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Shares of the Fund, the S&P500 and RUS2000. The
"x" axis reflects computation periods from 6/19/00 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares as compared to the S&P500 and RUS2000. The ending values were $7,670, $8,937 and $9,577 respectively.

FEDERATED STRATEGIC INCOME FUND II

3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Strategic Income Fund II (the "Fund") are represented by a solid line.
The Lehman Brothers Government/Corporate Total Index (LBGCT) is represented by a dotted line and the Lipper Multi-Sector Income Fund (LMSIFA) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Shares of the Fund, the
LBGCT and LMSIFA. The "x" axis reflects computation periods from 7/7/99 to
12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares as compared to the LBGCT and LMSIFA. The ending values were $10,739, $11,200 and
$10,120 respectively.

FEDERATED SMALL CAP STRATEGIES FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Small Cap Strategies Fund II (the "Fund") is represented by a solid line. The Russell 2000 Index (RUS2) is represented by a dotted line and the
Standard & Poor's 500 Index (the "S&P 500") is represented by a broken line and the Wilshire Small Cap Index (WSC) is represented by a dash dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the RUS2, S&P 500 and the WSC. The "x" axis reflects computation periods from 5/28/99 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to RUS2, S&P 500 and the WSC.
The ending values were $9,937 $11,398, $12,744 and $11,999, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's
Average Annual Total Return for the one-year period ended 12/31/00 and from the start of performance of the Fund (5/28/99) to 12/31/00. The total returns were
(28.56%) and (0.40%), respectively.

FEDERATED QUALITY BOND FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Quality Bond Fund II (the "Fund") is represented by a solid line. The
Lehman Brothers Credit Bond Index (LBCB) is represented by a dotted line, the
Lehman Government/Credit Total Index (LBGCT) is represented by dashes and the
Lehman Brothers Credit Bond Index/Lehman Brother Government/Credit Total Index
(LBCB/LBGCT) is represented by a dash dot line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LBCB, LBGCT and the LBCB/LBGCT. The "x" axis reflects computation periods from 4/28/99 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to LBCB, LBGCT and the
LBCB/LBGCT. The ending values were $10,824 $10,802, $11,077 and $10,940, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return for the one-year period ended
12/31/00 and from the start of performance of the Fund (4/28/99) to 12/31/00.
The total returns were 10.45% and 4.83% respectively.

FEDERATED GROWTH STRATEGIES FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Growth Strategies Fund II (the "Fund") is represented by a solid line.
The Standard and Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Growth Fund Index (LGFI) is represented by dashes. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P and the LGFI. The "x" axis reflects computation periods from 11/9/95 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500 and the LGFI. The ending values were $26,379, $24,231 and $22,195, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total
Return for the one-year and five-year period ended 12/31/00 and from the start of performance of the Fund (11/9/95) to 12/31/00. The total returns were 10.45%
and 4.83% respectively.

FEDERATED EQUITY INCOME FUND II

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Shares of
Federated Growth Strategies Fund II (the "Fund") is represented by a solid line.
The Standard and Poor's 500 Index (S&P 500) is represented by a dotted line and the Lipper Equity Income Fund Index (LEIFI) is represented by dashes. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P and the LEIFI. The "x" axis reflects computation periods from 1/30/97 to 12/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500 and the LEIFI. The ending values were $14,483, $18,069 and $15,533, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual
Total Return for the one-year period ended 12/31/00 and from the start of performance of the Fund (1/30/97) to 12/31/00. The total returns were (11.19%)
and 9.91% respectively.